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EATON VANCE(R)
---------------
MANAGED INVESTMENTS



[BRICK WALL WITH SIGN]



ANNUAL REPORT AUGUST 31, 2001



[PHOTO OF HIGHWAY AT NIGHT]



                          EATON VANCE MUNICIPALS TRUST



Alabama

Arkansas

Georgia

Kentucky

Louisiana

Maryland

Missouri

North Carolina

Oregon

South Carolina

Tennessee

Virginia


[PHOTO OF SUSPENSION BRIDGE]
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EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER]

Thomas J. Fetter
President

On September 11, 2001, the world was shocked by terrorist attacks on New York City, Washington, D.C. and Shanksville, Pennsylvania. We at Eaton Vance have been profoundly saddened by these events and we extend our prayers and condolences to all the families affected by this tragedy.

While the nation has paused to mourn its losses, we have seen daily on display the very qualities that have made America the wonder of the world: unfailing courage in a moment of peril, persistence in the face of adversity and the determination among government, businesses and individuals to help their fellow citizens. Acts of heroism, large and small, have inspired and encouraged us all. We believe that, over time, these essential strengths will help lead the nation and the world on the road to recovery.

IN THE SHORT TERM, MORE UNCERTAINTY AND SOME ECONOMIC HURDLES...

To be sure, in the aftermath of these attacks, the world's economy may face more uncertainty in the coming year. Consumers, who have been the primary support for the economy, have, in the wake of the attacks, voiced concerns about job security and the impact of geopolitics on an already troubled economy. Clearly, the consumer's willingness to prop up the economy has been severely tested.

In the weeks before the attacks, Federal Reserve Chairman Greenspan reported some signs that the economy had bottomed. Businesses had pared excess inventories, and various manufacturing indices had turned slightly positive in late summer. Following the events of September 11, most economic indicators have declined further. While it is difficult to determine whether a further weakening was directly attributable to the attacks, declining consumer sentiment and large-scale layoffs have taken a major toll.

GOVERNMENT, THE FEDERAL RESERVE AND BUSINESS HAVE ANSWERED THE CALL...

The crisis has been answered by a quick mobilization by government and industry. The Bush Administration has proposed a $75 billion economic package in the form of spending-and-tax incentives, on top of a previously announced $40 billion stimulus program. Many economic analysts see the economy mounting a recovery by early next year. Clearly, the rebuilding of New York City and the Pentagon will provide an enormous infusion of investment and new jobs.

For its part, the Federal Reserve has responded with still lower interest rates to improve liquidity and lift the financial markets. The initial response of markets has been positive, and the Fed has indicated that it stands ready to do what is necessary to keep the economy and the markets on firm footing. Companies, some struggling with dramatically lower demand, are working hard to get back to business.

THE U.S. FINANCIAL MARKETS - INCLUDING THE MUNICIPAL BOND MARKET - HARDLY MISSED A BEAT...

Freedom was the real target on September 11, but, once again, America's people have risen to meet the challenge. Americans are back at work and the financial markets - including the municipal markets - have continued to provide the financing and capital formation so important to our future growth.

While the recent past has been painful, we at Eaton Vance continue to embrace that most American of concepts: that hard work and private enterprise can foster growth and provide hope for a better life. We remain confident about the future.

                                       Sincerely,

                                       /s/ Thomas J. Fetter

                                       Thomas J. Fetter
                                       President
                                       October 10, 2001

                                       2
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EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

MARKET RECAP

In the wake of the September 11 attacks, the world closely monitors developments in the Middle East. Initially, it is clear that the global and U.S. economies will suffer some short-term, negative effects of the terrorist attacks. Corporate America had already begun job layoffs in the weakening economy, particularly within the technology and manufacturing sectors. In the wake of the attacks, the pace of job cuts has gathered further momentum.

AMID LAYOFFS AND WANING CONSUMER CONFIDENCE, GROSS DOMESTIC PRODUCT POSTED DISAPPOINTING GROWTH IN THE SECOND QUARTER 2001...

Consumer spending, which had held up reasonably well through much of the past year, has showed recent signs of weakening. Together, the job cuts and declining stock market have taken an increasing toll on consumer confidence. Reflecting the weak economy, the nation's Gross Domestic Product, which grew a tepid 1.3% in the first quarter of 2001, managed only a 0.3% increase in the second quarter, according to final figures.

THE FEDERAL RESERVE HAS AGGRESSIVELY LOWERED SHORT-TERM INTEREST RATES IN
2001...

In response to the flagging economy, the Federal Reserve embarked on an aggressive monetary easing. Beginning in early January, the Fed initiated a series of interest rate cuts and, by the end of August, had reduced its benchmark Federal Funds rate - a key short-term interest rate barometer by 300 basis points (3.00%). The bond market - which typically moves in the opposite direction of interest rates - launched an impressive rally. In the aftermath of the terrorist attacks, the Fed lowered rates an additional 100 basis points (1.00%).

NEW UNCERTAINTIES ABOUT THE LIKELY DIRECTION OF THE ECONOMY ...

Prior to the September attacks, data suggested that the Fed's interest rate cuts had considerably reduced the prospects of a full-scale recession. The Lehman Brothers Municipal Bond Index - a broad-based, unmanaged index of municipal bonds - reflected that pullback. The Index, which had a total return of 10.19% for the year ended August 31, 2001, had a return of just 4.75% for the final six months of that period.* However, following these recent events, uncertainty is likely to characterize the markets for a while, as investors struggle to ascertain the future of the economy.

MUNICIPAL BONDS YIELD 95% OF TREASURY YIELDS

30 YEAR AAA-RATED
GENERAL OBLIGATIONS (GO) BONDS*     5.11%

TAXABLE EQUIVALENT YIELD
IN 39.1% TAX BRACKET                8.39%

30-YEAR TREASURY BOND               5.37%

PRINCIPAL AND INTEREST PAYMENTS OF TREASURY SECURITIES ARE GUARANTEED BY THE U.S. GOVERNMENT.

*GO YIELDS ARE A COMPILATION OF A REPRESENTATIVE VARIETY OF GENERAL OBLIGATIONS AND ARE NOT NECESSARILY REPRESENTATIVE OF A FUND'S YIELD. STATISTICS AS OF AUGUST 31, 2001.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
SOURCE: BLOOMBERG LP.


MUNICIPAL BONDS OFFER LESS VOLATILITY IN THIS PERIOD OF INVESTOR CONCERN...

Municipal bonds have attracted more attention from investors in the past year, especially given the uncertain economic outlook. The municipal sector has also proven significantly less volatile than the corporate bond market, which has been characterized by high default rates. The equity markets, already in retreat over the weak economy, have been badly shaken by recent events.

To be sure, there are many concerns overhanging the economy and the financial markets over the near-term, including the municipal bond market. A weaker economy could result in lower revenues for states and municipalities, possibly resulting in increased funding needs. However, we believe that municipal bonds represent a measure of refuge from recent market volatility, while continuing to offer tax-exempt income. And municipal bonds will undoubtedly help finance the rebuilding of our damaged infrastructure. We believe the municipal market will play a vital role as we look toward better days ahead.

*It is not possible to invest directly in an index.

                                       3
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EATON VANCE ALABAMA MUNICIPALS FUND AS OF AUGUST 31, 2001

INVESTMENT UPDATE

[PHOTO OF WILLIAM H. AHERN]

William H. Ahern
Portfolio Manager

MANAGEMENT DISCUSSION

- The Alabama economy was hurt by a sluggish manufacturing sector, as slow demand resulted in rising inventories. The technology sector remained weak, with continuing layoffs. On a positive note, construction continued on the state's new auto assembly plants. The state's August 2001 jobless rate was 4.7%, up from 4.6% a year ago.

- Insured* water and sewer bonds were the Portfolio's largest sector weighting at August 31. Water and sewer issues have been a fairly significant portion of Alabama municipal issuance in recent years, as communities have been confronted with increasing demand for water facilities posed by population growth.

- Escrowed bonds constituted a major commitment at August 31. Because the bonds are pre-refunded to their approaching call dates, they carry above-average coupons. Backed by Treasuries, they are considered to be of very high quality, an attractive characteristic in a volatile market climate.

- Insured* transportation bonds contributed to the Portfolio's performance. Transportation facilities are a critical component of the local Alabama economy. The Portfolio's holdings included issues for regional airport facilities, highways and Gulf Coast port facilities.

- Management also found some opportunities in Puerto Rico bonds. The Portfolio's Puerto Rico holdings included issues for infrastructure repair, electric utilities, highways and air transportation.

THE FUND

- During the year ended August 31, 2001, the Fund's Class A and Class B shares had total returns of 11.22% and 10.45%, respectively.(1) For Class A, this return resulted from an increase in net asset value
     (NAV) per share to $9.96 on August 31, 2001 from $9.41 on August 31, 2000, and the reinvestment of $0.477 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.96 from $10.35, and the reinvestment of $0.446 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on August 31, 2001 of $9.96 per share for Class A and $10.96 per share for Class B, the Fund's distribution rates were 4.71% and 4.01%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.14% and 6.93%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at August 31, 2001 were 4.18% and 3.61%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.23% and 6.24%, respectively.(4)

RATING DISTRIBUTION(6)

A                                    14.1%
AA                                    7.4%
AAA                                  64.8%
BBB                                  12.1%
NON-RATED                             1.6%

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 42.75% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.
(6) Rating Distribution is as of 8/31/01 only and may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3%
     - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. *Private insurance does not decrease the risk of loss of principal associated with this investment.


FUND INFORMATION
AS OF AUGUST 31, 2001*

PERFORMANCE(7)                                      CLASS A   CLASS B
Average Annual Total Returns (at net asset value)
One Year                                            11.22%    10.45%
Five Years                                           6.08      5.37
Life of Fund+                                        5.04      5.80

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year                                             5.93%     5.45%
Five Years                                           5.05      5.05
Life of Fund+                                        4.38      5.80

+ Inception date: Class A: 12/7/93; Class B: 5/1/92

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE ALABAMA MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX-Registered Trademark-.

MAY 31, 1992 - AUGUST 31, 2001

               EATON VANCE ALABAMA           LEHMAN BROTHERS
               MUNICIPALS FUND               MUNICIPAL BOND
DATE           CLASS B                       INDEX
5/31/1992      $10,000                       10,000
6/30/1992      10,225                        10,168
7/31/1992      10,685                        10,473
8/31/1992      10,438                        10,370
9/30/1992      10,476                        10,438
10/31/1992     10,231                        10,336
11/30/1992     10,571                        10,521
12/31/1992     10,702                        10,628
1/31/1993      10,806                        10,752
2/28/1993      11,255                        11,141
3/31/1993      11,094                        11,023
4/30/1993      11,229                        11,134
5/31/1993      11,294                        11,197
6/30/1993      11,469                        11,384
7/31/1993      11,466                        11,398
8/31/1993      11,722                        11,636
9/30/1993      11,847                        11,769
10/31/1993     11,875                        11,791
11/30/1993     11,733                        11,687
12/31/1993     12,032                        11,934
1/31/1994      12,152                        12,070
2/28/1994      11,806                        11,758
3/31/1994      11,150                        11,279
4/30/1994      11,223                        11,374
5/31/1994      11,330                        11,473
6/30/1994      11,212                        11,403
7/31/1994      11,474                        11,612
8/31/1994      11,470                        11,652
9/30/1994      11,263                        11,481
10/31/1994     10,977                        11,277
11/30/1994     10,709                        11,073
12/31/1994     11,061                        11,317
1/31/1995      11,476                        11,641
2/28/1995      11,854                        11,979
3/31/1995      11,954                        12,117
4/30/1995      11,945                        12,131
5/31/1995      12,301                        12,518
6/30/1995      12,092                        12,409
7/31/1995      12,176                        12,526
8/31/1995      12,317                        12,685
9/30/1995      12,353                        12,765
10/31/1995     12,591                        12,951
11/30/1995     12,830                        13,166
12/31/1995     12,961                        13,292
1/31/1996      13,035                        13,393
2/29/1996      12,891                        13,302
3/31/1996      12,697                        13,132
4/30/1996      12,686                        13,095
5/31/1996      12,697                        13,090
6/30/1996      12,822                        13,233
7/31/1996      12,928                        13,353
8/31/1996      12,914                        13,350
9/30/1996      13,112                        13,536
10/31/1996     13,195                        13,689
11/30/1996     13,381                        13,940
12/31/1996     13,343                        13,881
1/31/1997      13,379                        13,907
2/28/1997      13,521                        14,035
3/31/1997      13,337                        13,848
4/30/1997      13,460                        13,964
5/31/1997      13,661                        14,174
6/30/1997      13,777                        14,325
7/31/1997      14,132                        14,722
8/31/1997      13,990                        14,584
9/30/1997      14,118                        14,757
10/31/1997     14,168                        14,852
11/30/1997     14,249                        14,939
12/31/1997     14,439                        15,157
1/31/1998      14,568                        15,313
2/28/1998      14,584                        15,318
3/31/1998      14,577                        15,332
4/30/1998      14,494                        15,262
5/31/1998      14,598                        15,504
6/30/1998      14,638                        15,565
7/31/1998      14,662                        15,604
8/31/1998      14,853                        15,845
9/30/1998      14,997                        16,043
10/31/1998     14,927                        16,042
11/30/1998     14,969                        16,098
12/31/1998     15,005                        16,139
1/31/1999      15,127                        16,331
2/28/1999      15,087                        16,260
3/31/1999      15,092                        16,282
4/30/1999      15,132                        16,323
5/31/1999      15,036                        16,228
6/30/1999      14,780                        15,995
7/31/1999      14,776                        16,053
8/31/1999      14,553                        15,924
9/30/1999      14,451                        15,931
10/31/1999     14,222                        15,758
11/30/1999     14,332                        15,926
12/31/1999     14,129                        15,807
1/31/2000      13,946                        15,738
2/29/2000      14,196                        15,921
3/31/2000      14,549                        16,269
4/30/2000      14,434                        16,173
5/31/2000      14,296                        16,089
6/30/2000      14,700                        16,515
7/31/2000      14,947                        16,745
8/31/2000      15,190                        17,003
9/30/2000      15,054                        16,915
10/31/2000     15,229                        17,099
11/30/2000     15,372                        17,228
12/31/2000     15,887                        17,654
1/31/2001      15,931                        17,829
2/28/2001      16,031                        17,886
3/31/2001      16,127                        18,046
4/30/2001      15,809                        17,850
5/31/2001      16,013                        18,043
6/30/2001      16,145                        18,163
7/31/2001      16,492                        18,432
8/31/2001      16,776                        18,736

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.22% of the total dividends paid by the Fund from net investment income during the year ended August 31, 2001 is designated as an exempt-interest dividend.

* Source: TowersData, Bethesda, MD. Investment operations commenced on 5/1/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in NAV with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/7/93 at net asset value would have grown to $14,629 on August 31, 2001; $13,932, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.


                                       4
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EATON VANCE ARKANSAS MUNICIPALS FUND AS OF AUGUST 31, 2001

INVESTMENT UPDATE

[PHOTO OF THOMAS M. METZOLD]

Thomas M. Metzold
Portfolio Manager

MANAGEMENT DISCUSSION

- Reflecting weakness elsewhere in the region, the Arkansas economy slowed significantly in the past year. Weakness in retail sales suggested growing uncertainty about the near-term outlook. The farm sector, however, remained strong, buoyed by good crop yields. The state's August 2001 jobless rate was 4.6%, up from 4.4% a year ago.

- Hospital bonds represented the Portfolio's largest sector weighting at August 31. The Arkansas hospital market has increasingly witnessed some of the cost pressures seen elsewhere in the nation. The Portfolio focused on those institutions with sound financial structures, good management and a favorable demographic base.

- Industrial development revenue bonds provided financing for economic initiatives and an excellent source of income for the Portfolio. Investments included issues for steel manufacturer Nucor Corp., International Paper Co. and Aeroquip Corp.

- The Portfolio maintained a large weighting in housing bonds, including some Arkansas Development Finance Authority issues backed by Ginnie Mae (Government National Mortgage Association). These single-family housing issues carried very attractive coupons, especially given the high quality of the bonds.

- Management continued its efforts to improve the Portfolio's call protection. With the decline of interest rates from their highs earlier in the decade, many bonds are now approaching call dates. Call protection has therefore become an increasingly important strategic consideration.

THE FUND

- During the year ended August 31, 2001, the Fund's Class A and Class B shares had total returns of 10.08% and 9.27%, respectively.(1) For
     Class A, this return resulted from an increase in net asset value (NAV) per share to $9.96 on August 31, 2001 from $9.52 on August 31, 2000, and the reinvestment of $0.494 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.69 from $10.21, and the reinvestment of $0.445 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on August 31, 2001 of $9.96 per share for Class A and $10.69 per share for Class B, the Fund's distribution rates were 4.91% and 4.16%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.67% and 7.34%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at August 31, 2001 were 4.25% and 3.71%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.50% and 6.55%, respectively.(4)

RATING DISTRIBUTION(6)

A                                    35.1%
AA                                   10.9%
AAA                                  31.7%
BBB                                  16.8%
NON-RATED                             5.5%

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 43.36% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.
(6) Rating Distribution is as of 8/31/01 only and may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3%
     - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FUND INFORMATION
AS OF AUGUST 31, 2001

PERFORMANCE(7)                                     CLASS A    CLASS B
Average Annual Total Returns (at net asset value)
One Year                                           10.08%     9.27%
Five Years                                          6.23      5.39
Life of Fund+                                       5.10      5.49

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year                                            4.91%     4.27%
Five Years                                          5.22      5.07
Life of Fund+                                       4.42      5.49

+    Inception date: Class A: 2/9/94; Class B: 10/2/92

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE ARKANSAS MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX-Registered Trademark-.

OCTOBER 31, 1992 - AUGUST 31, 2001

                      EATON VANCE ARKANSAS          LEHMAN BROTHERS
                      MUNICIPALS FUND               MUNICIPAL BOND
DATE                  CLASS B                       INDEX
10/31/1992            $10,000                       $10,000
11/30/1992            10,331                        10,179
12/31/1992            10,482                        10,283
1/31/1993             10,648                        10,403
2/28/1993             11,130                        10,779
3/31/1993             11,008                        10,665
4/30/1993             11,124                        10,773
5/31/1993             11,199                        10,833
6/30/1993             11,387                        11,014
7/31/1993             11,396                        11,028
8/31/1993             11,633                        11,258
9/30/1993             11,770                        11,386
10/31/1993            11,766                        11,408
11/30/1993            11,645                        11,308
12/31/1993            11,925                        11,546
1/31/1994             12,078                        11,678
2/28/1994             11,730                        11,376
3/31/1994             11,035                        10,913
4/30/1994             11,162                        11,005
5/31/1994             11,291                        11,100
6/30/1994             11,181                        11,033
7/31/1994             11,433                        11,235
8/31/1994             11,472                        11,274
9/30/1994             11,262                        11,108
10/31/1994            10,950                        10,911
11/30/1994            10,610                        10,714
12/31/1994            10,930                        10,950
1/31/1995             11,324                        11,263
2/28/1995             11,716                        11,590
3/31/1995             11,816                        11,723
4/30/1995             11,806                        11,737
5/31/1995             12,141                        12,112
6/30/1995             11,942                        12,006
7/31/1995             12,038                        12,119
8/31/1995             12,179                        12,273
9/30/1995             12,263                        12,351
10/31/1995            12,478                        12,530
11/30/1995            12,717                        12,739
12/31/1995            12,862                        12,861
1/31/1996             12,911                        12,958
2/29/1996             12,754                        12,870
3/31/1996             12,545                        12,706
4/30/1996             12,509                        12,670
5/31/1996             12,484                        12,665
6/30/1996             12,596                        12,803
7/31/1996             12,700                        12,919
8/31/1996             12,673                        12,916
9/30/1996             12,858                        13,097
10/31/1996            12,940                        13,245
11/30/1996            13,126                        13,487
12/31/1996            13,086                        13,430
1/31/1997             13,083                        13,456
2/28/1997             13,199                        13,579
3/31/1997             13,050                        13,398
4/30/1997             13,147                        13,510
5/31/1997             13,322                        13,714
6/30/1997             13,450                        13,860
7/31/1997             13,754                        14,244
8/31/1997             13,649                        14,110
9/30/1997             13,789                        14,277
10/31/1997            13,864                        14,370
11/30/1997            13,943                        14,454
12/31/1997            14,133                        14,665
1/31/1998             14,236                        14,816
2/28/1998             14,263                        14,821
3/31/1998             14,267                        14,834
4/30/1998             14,197                        14,767
5/31/1998             14,393                        15,000
6/30/1998             14,417                        15,060
7/31/1998             14,427                        15,097
8/31/1998             14,630                        15,331
9/30/1998             14,747                        15,522
10/31/1998            14,702                        15,521
11/30/1998            14,742                        15,576
12/31/1998            14,764                        15,615
1/31/1999             14,899                        15,801
2/28/1999             14,829                        15,732
3/31/1999             14,847                        15,753
4/30/1999             14,900                        15,793
5/31/1999             14,829                        15,701
6/30/1999             14,599                        15,475
7/31/1999             14,608                        15,532
8/31/1999             14,396                        15,407
9/30/1999             14,334                        15,414
10/31/1999            14,088                        15,247
11/30/1999            14,269                        15,409
12/31/1999            14,135                        15,294
1/31/2000             13,994                        15,227
2/29/2000             14,230                        15,404
3/31/2000             14,542                        15,741
4/30/2000             14,469                        15,648
5/31/2000             14,330                        15,566
6/30/2000             14,677                        15,979
7/31/2000             14,881                        16,201
8/31/2000             15,080                        16,451
9/30/2000             15,032                        16,365
10/31/2000            15,177                        16,544
11/30/2000            15,261                        16,669
12/31/2000            15,645                        17,081
1/31/2001             15,733                        17,250
2/28/2001             15,803                        17,305
3/31/2001             15,915                        17,460
4/30/2001             15,716                        17,271
5/31/2001             15,891                        17,457
6/30/2001             15,995                        17,574
7/31/2001             16,252                        17,834
8/31/2001             16,478                        18,128

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.64% of the total dividends paid by the Fund from net investment income during the year ended August 31, 2001 is designated as an exempt-interest dividend.

* Source: TowersData, Bethesda, MD. Investment operations commenced on 10/2/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in NAV with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 2/9/94 at net asset value would have grown to $14,565 on August 31, 2001; $13,871, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

EATON VANCE GEORGIA MUNICIPALS FUND AS OF AUGUST 31, 2001

INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON]

Cynthia J. Clemson
Portfolio Manager

MANAGEMENT DISCUSSION

- The pace of economic growth in Georgia slowed in the past year, notably in the manufacturing, textile and technology sectors. Amid the uncertainty, residential and commercial construction has fallen behind the pace set last year. The state's August 2001 unemployment rate was 3.7%, unchanged from the 3.7% rate of a year ago.

- Industrial development bonds revenue (IDRs) remained a focus of the Portfolio. However, with a weakening economy, management has been increasingly selective. The Portfolio's IDR holdings constituted a wide range of holdings, including non-cyclical sectors such as foods, beverages and consumer staples.

- As Georgia's population has continued to grow, the state has faced rising populations and urban sprawl. Insured* water and sewer bonds, a large Portfolio weighting, helped finance major infrastructural improvements for residential and business use alike.

- Insured* special tax revenue bonds represented a major commitment for the Portfolio and provided an attractive income source. These issues provide Georgia communities a financing mechanism for a broad array of public programs such as utilities, road construction and transportation facilities.

- Management continued its efforts to improve the Portfolio's call protection. With the decline of interest rates from their highs earlier in the decade, many bonds are now approaching call dates. Call protection has therefore become an increasingly important strategic consideration.

THE FUND

- During the year ended August 31, 2001, the Fund's Class A and Class B shares had total returns of 10.65% and 9.82%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.48 on August 31, 2001 from $9.02 on August 31, 2000, and the reinvestment of $0.473 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.12 from $9.63, and the reinvestment of $0.433 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on August 31, 2001 of $9.48 per share for Class A and $10.12 per share for Class B, the Fund's distribution rates were 4.97% and 4.25%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.68% and 7.42%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at August 31, 2001 were 4.44% and 3.92%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.76% and 6.85%, respectively.(4)

RATING DISTRIBUTION(6)

A                                    19.4%
AA                                   12.9%
AAA                                  49.3%
BBB                                  10.7%
NON-RATED                             7.7%


(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 42.75% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.
(6) Rating Distribution is as of 8/31/01 only and may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3%
     - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. *Private insurance does not decrease the risk of loss of principal associated with this investment.

FUND INFORMATION
AS OF AUGUST 31, 2001

PERFORMANCE(7)                                     CLASS A    CLASS B
Average Annual Total Returns (at net asset value)
One Year                                           10.65%     9.82%
Five Years                                          5.95      5.22
Life of Fund+                                       4.50      5.12

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year                                            5.39%     4.82%
Five Years                                          4.92      4.89
Life of Fund+                                       3.84      5.12

+   Inception date: Class A: 12/7/93; Class B: 12/23/91

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE GEORGIA MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX-Registered Trademark-.

DECEMBER 31, 1991 - AUGUST 31, 2001

                      EATON VANCE GEORGIA           LEHMAN BROTHERS
                      MUNICIPALS FUND               MUNICIPAL BOND
DATE                  CLASS B                       INDEX
12/31/1991            10,000                        10,000
1/31/1992             9,880                         10,023
2/29/1992             9,908                         10,026
3/31/1992             9,886                         10,030
4/30/1992             9,968                         10,119
5/31/1992             10,154                        10,238
6/30/1992             10,374                        10,410
7/31/1992             10,799                        10,722
8/31/1992             10,587                        10,618
9/30/1992             10,585                        10,687
10/31/1992            10,281                        10,582
11/30/1992            10,622                        10,772
12/31/1992            10,751                        10,882
1/31/1993             10,859                        11,008
2/28/1993             11,366                        11,406
3/31/1993             11,155                        11,286
4/30/1993             11,306                        11,399
5/31/1993             11,361                        11,463
6/30/1993             11,553                        11,655
7/31/1993             11,505                        11,670
8/31/1993             11,780                        11,913
9/30/1993             11,919                        12,049
10/31/1993            11,913                        12,072
11/30/1993            11,786                        11,966
12/31/1993            12,054                        12,218
1/31/1994             12,187                        12,358
2/28/1994             11,837                        12,038
3/31/1994             11,198                        11,548
4/30/1994             11,259                        11,646
5/31/1994             11,309                        11,746
6/30/1994             11,194                        11,675
7/31/1994             11,417                        11,889
8/31/1994             11,433                        11,930
9/30/1994             11,237                        11,755
10/31/1994            10,937                        11,546
11/30/1994            10,608                        11,337
12/31/1994            10,901                        11,587
1/31/1995             11,269                        11,918
2/28/1995             11,612                        12,265
3/31/1995             11,726                        12,406
4/30/1995             11,703                        12,420
5/31/1995             11,998                        12,816
6/30/1995             11,802                        12,704
7/31/1995             11,838                        12,825
8/31/1995             11,993                        12,987
9/30/1995             12,089                        13,069
10/31/1995            12,309                        13,259
11/30/1995            12,553                        13,480
12/31/1995            12,687                        13,609
1/31/1996             12,748                        13,712
2/29/1996             12,595                        13,619
3/31/1996             12,390                        13,445
4/30/1996             12,351                        13,407
5/31/1996             12,347                        13,402
6/30/1996             12,476                        13,548
7/31/1996             12,584                        13,671
8/31/1996             12,582                        13,668
9/30/1996             12,787                        13,859
10/31/1996            12,885                        14,015
11/30/1996            13,103                        14,272
12/31/1996            13,049                        14,212
1/31/1997             13,033                        14,239
2/28/1997             13,180                        14,369
3/31/1997             13,013                        14,178
4/30/1997             13,127                        14,297
5/31/1997             13,296                        14,512
6/30/1997             13,375                        14,666
7/31/1997             13,743                        15,073
8/31/1997             13,608                        14,931
9/30/1997             13,767                        15,108
10/31/1997            13,845                        15,206
11/30/1997            13,914                        15,295
12/31/1997            14,124                        15,518
1/31/1998             14,258                        15,678
2/28/1998             14,246                        15,683
3/31/1998             14,210                        15,697
4/30/1998             14,109                        15,626
5/31/1998             14,341                        15,873
6/30/1998             14,352                        15,936
7/31/1998             14,363                        15,976
8/31/1998             14,560                        16,223
9/30/1998             14,752                        16,425
10/31/1998            14,704                        16,425
11/30/1998            14,746                        16,482
12/31/1998            14,725                        16,524
1/31/1999             14,893                        16,720
2/28/1999             14,805                        16,647
3/31/1999             14,722                        16,670
4/30/1999             14,747                        16,712
5/31/1999             14,629                        16,615
6/30/1999             14,332                        16,376
7/31/1999             14,281                        16,435
8/31/1999             14,060                        16,304
9/30/1999             13,980                        16,311
10/31/1999            13,709                        16,134
11/30/1999            13,822                        16,305
12/31/1999            13,653                        16,184
1/31/2000             13,504                        16,113
2/29/2000             13,749                        16,301
3/31/2000             14,086                        16,657
4/30/2000             13,979                        16,558
5/31/2000             13,848                        16,472
6/30/2000             14,283                        16,909
7/31/2000             14,555                        17,144
8/31/2000             14,776                        17,408
9/30/2000             14,632                        17,318
10/31/2000            14,813                        17,507
11/30/2000            14,930                        17,639
12/31/2000            15,405                        18,075
1/31/2001             15,433                        18,254
2/28/2001             15,520                        18,312
3/31/2001             15,635                        18,476
4/30/2001             15,348                        18,276
5/31/2001             15,560                        18,473
6/30/2001             15,665                        18,596
7/31/2001             15,947                        18,872
8/31/2001             16,227                        19,183


FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 98.97% of the total dividends paid by the Fund from net investment income during the year ended August 31, 2001 is designated as an exempt-interest dividend.

* Source: TowersData, Bethesda, MD. Investment operations commenced on 12/23/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in NAV with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/7/93 at net asset value would have grown to $14,051 on August 31, 2001; $13,381, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

EATON VANCE KENTUCKY MUNICIPALS FUND AS OF AUGUST 31, 2001

INVESTMENT UPDATE

[PHOTO OF WILLIAM H. AHERN]

William H. Ahern
Portfolio Manager

MANAGEMENT DISCUSSION

- A slower national economy has weakened demand for Kentucky's textiles and manufactured products in the past year. In addition, the technology sector has been characterized by significant layoffs. The Commonwealth's unemployment rate rose to 5.1% in August 2001 from 4.1% a year earlier.

- The Portfolio's industrial development revenue bonds provided very attractive yields while financing state economic projects. The Portfolio has focused on projects and companies with strong financial underpinnings. In a slower economy, management continued to monitor company developments closely.

- Insured* transportation bonds remained a major emphasis of the Portfolio. Local airports such as Louisville and Cincinnati/Northern Kentucky International Airport have expanded with increasing commercial and freight traffic and have become important components of the regional transportation grid.

- Lease revenue/certificates of participation (COPs) constituted a large concentration. COPs are an alternative financing tool that are often used to finance the purchase of equipment for transportation and power generation projects.

- The Portfolio continued to pursue a relative-value approach, looking for value in what management deemed undervalued sectors of the market. As interest rates have declined significantly management continued to improve call protection, thereby adding potential for capital appreciation without sacrificing yield.

THE FUND

- During the year ended August 31, 2001, the Fund's Class A and Class B shares had total returns of 9.26% and 8.56%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.50 on August 31, 2001 from $9.16 on August 31, 2000, and the reinvestment of $0.484 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.25 from $9.87, and the reinvestment of $0.445 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on August 31, 2001 of $9.50 per share for Class A and $10.25 per share for Class B, the Fund's distribution rates were 4.86% and 4.10%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.49% and 7.16%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at August 31, 2001 were 4.14% and 3.63%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.23% and 6.34%, respectively.(4)

RATING DISTRIBUTION(6)

A                                    12.0%
AA                                   15.7%
AAA                                  49.0%
BB                                    1.9%
BBB                                   7.6%
NON-RATED                            13.8%

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 42.75% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.
(6) Rating Distribution is as of 8/31/01 only and may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3%
     - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.*Private insurance does not decrease the risk of loss of principal associated with this investment.

FUND INFORMATION
AS OF AUGUST 31, 2001

PERFORMANCE(7)                                        CLASS A   CLASS B
Average Annual Total Returns (at net asset value)
One Year                                              9.26%     8.56%
Five Years                                            5.85      5.13
Life of Fund+                                         4.58      5.24

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year                                              4.04%     3.56%
Five Years                                            4.84      4.80
Life of Fund+                                         3.93      5.24

+    Inception date: Class A: 12/7/93; Class B: 12/23/91

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE KENTUCKY MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX-Registered Trademark-.

DECEMBER 31, 1991 - AUGUST 31, 2001

                      EATON VANCE KENTUCKY          LEHMAN BROTHERS
                      MUNICIPALS FUND               MUNICIPAL BOND
DATE                  CLASS B                       INDEX
12/31/1991            10,000                        10,000
1/31/1992             9,840                         10,023
2/29/1992             9,919                         10,026
3/31/1992             9,863                         10,030
4/30/1992             9,976                         10,119
5/31/1992             10,160                        10,238
6/30/1992             10,359                        10,410
7/31/1992             10,761                        10,722
8/31/1992             10,527                        10,618
9/30/1992             10,545                        10,687
10/31/1992            10,261                        10,582
11/30/1992            10,611                        10,772
12/31/1992            10,726                        10,882
1/31/1993             10,843                        11,008
2/28/1993             11,328                        11,406
3/31/1993             11,150                        11,286
4/30/1993             11,300                        11,399
5/31/1993             11,377                        11,463
6/30/1993             11,589                        11,655
7/31/1993             11,563                        11,670
8/31/1993             11,782                        11,913
9/30/1993             11,921                        12,049
10/31/1993            11,938                        12,072
11/30/1993            11,802                        11,966
12/31/1993            12,080                        12,218
1/31/1994             12,203                        12,358
2/28/1994             11,832                        12,038
3/31/1994             11,172                        11,548
4/30/1994             11,246                        11,646
5/31/1994             11,343                        11,746
6/30/1994             11,207                        11,675
7/31/1994             11,454                        11,889
8/31/1994             11,471                        11,930
9/30/1994             11,231                        11,755
10/31/1994            10,921                        11,546
11/30/1994            10,641                        11,337
12/31/1994            10,958                        11,587
1/31/1995             11,387                        11,918
2/28/1995             11,756                        12,265
3/31/1995             11,858                        12,406
4/30/1995             11,849                        12,420
5/31/1995             12,218                        12,816
6/30/1995             11,999                        12,704
7/31/1995             12,073                        12,825
8/31/1995             12,229                        12,987
9/30/1995             12,302                        13,069
10/31/1995            12,535                        13,259
11/30/1995            12,792                        13,480
12/31/1995            12,927                        13,609
1/31/1996             12,976                        13,712
2/29/1996             12,812                        13,619
3/31/1996             12,646                        13,445
4/30/1996             12,608                        13,407
5/31/1996             12,605                        13,402
6/30/1996             12,746                        13,548
7/31/1996             12,815                        13,671
8/31/1996             12,774                        13,668
9/30/1996             12,965                        13,859
10/31/1996            13,076                        14,015
11/30/1996            13,254                        14,272
12/31/1996            13,239                        14,212
1/31/1997             13,274                        14,239
2/28/1997             13,407                        14,369
3/31/1997             13,267                        14,178
4/30/1997             13,354                        14,297
5/31/1997             13,535                        14,512
6/30/1997             13,679                        14,666
7/31/1997             14,034                        15,073
8/31/1997             13,939                        14,931
9/30/1997             14,072                        15,108
10/31/1997            14,150                        15,206
11/30/1997            14,233                        15,295
12/31/1997            14,416                        15,518
1/31/1998             14,523                        15,678
2/28/1998             14,553                        15,683
3/31/1998             14,585                        15,697
4/30/1998             14,500                        15,626
5/31/1998             14,690                        15,873
6/30/1998             14,716                        15,936
7/31/1998             14,741                        15,976
8/31/1998             14,910                        16,223
9/30/1998             15,032                        16,425
10/31/1998            14,972                        16,425
11/30/1998            15,015                        16,482
12/31/1998            15,053                        16,524
1/31/1999             15,193                        16,720
2/28/1999             15,137                        16,647
3/31/1999             15,157                        16,670
4/30/1999             15,213                        16,712
5/31/1999             15,156                        16,615
6/30/1999             14,963                        16,376
7/31/1999             14,974                        16,435
8/31/1999             14,785                        16,304
9/30/1999             14,738                        16,311
10/31/1999            14,500                        16,134
11/30/1999            14,601                        16,305
12/31/1999            14,465                        16,184
1/31/2000             14,365                        16,113
2/29/2000             14,507                        16,301
3/31/2000             14,816                        16,657
4/30/2000             14,652                        16,558
5/31/2000             14,374                        16,472
6/30/2000             14,705                        16,909
7/31/2000             14,903                        17,144
8/31/2000             15,112                        17,408
9/30/2000             15,018                        17,318
10/31/2000            15,140                        17,507
11/30/2000            15,244                        17,639
12/31/2000            15,675                        18,075
1/31/2001             15,737                        18,254
2/28/2001             15,749                        18,312
3/31/2001             15,851                        18,476
4/30/2001             15,596                        18,276
5/31/2001             15,775                        18,473
6/30/2001             15,879                        18,596
7/31/2001             16,127                        18,872
8/31/2001             16,406                        19,183


FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 90.71% of the total dividends paid by the Fund from net investment income during the year ended August 31, 2001 is designated as an exempt-interest dividend.

* Source: TowersData, Bethesda, MD. Investment operations commenced on 12/23/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in NAV with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/7/93 at net asset value would have grown to $14,140 on August 31, 2001; $13,467, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

EATON VANCE LOUISIANA MUNICIPALS FUND AS OF AUGUST 31, 2001

INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH]

Robert B. MacIntosh
Portfolio Manager

MANAGEMENT DISCUSSION

- Louisiana has felt the effects of sluggish demand on industry and tourism. However, with oil prices relatively high and the number of active drilling rigs at their highest level in a decade, energy service firms were expected to expand through at least year-end. The state's August 2001 jobless rate was 4.6%, down from 5.5% a year ago.

- Management improved coupon structure during the year, as a significant decline in interest rates sparked a market rally early. Insured* general obligations were the Portfolio's largest sector weightings. A large exposure to high-quality bonds aided performance.

- Housing bonds again constituted a large sector weighting. The Portfolio's housing investments included both single-and multi-family bonds and were well-diversified according to project type. Investments included several GNMA-backed issues for the Louisiana Housing Finance Authority.

- Insured* special tax revenue bonds represented a large commitment of the Portfolio. These bonds provided a financing alternative for a wide variety of public projects throughout Louisiana, including parking facilities, the acquisition of maintenance equipment and stadium construction.

- Non-rated bonds in the senior living and life care sector provided a solid stream of income and the potential for future upgrades. While the recent growth in the sector required increased selectivity, we believe these non-rated bonds represented some interesting, research-driven opportunities.

THE FUND

- During the year ended August 31, 2001, the Fund's Class A and Class B shares had total returns of 11.51% and 10.78%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.81 on August 31, 2001 from $9.24 on August 31, 2000, and the reinvestment of $0.466 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.38 from $9.77, and the reinvestment of $0.420 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on August 31, 2001 of $9.81 per share for Class A and $10.38 per share for Class B, the Fund's distribution rates were 4.73% and 4.02%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.26% and 7.02%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at August 31, 2001 were 4.39% and 3.86%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.67% and 6.74%, respectively.(4)

RATING DISTRIBUTION(6)

A                                    7.7%
AAA                                 75.3%
BBB                                 11.3%
NON-RATED                            5.7%

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 42.75% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.
(6) Rating Distribution is as of 8/31/01 only and may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3%
     - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. *Private insurance does not decrease the risk of loss of principal associated with this investment.

FUND INFORMATION
AS OF AUGUST 31, 2001

PERFORMANCE(7)                                         CLASS A   CLASS B
Average Annual Total Returns (at net asset value)
One Year                                               11.51%    10.78%
Five Years                                              6.23      5.42
Life of Fund+                                           5.08      5.45

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year                                                6.22%     5.78%
Five Years                                              5.20      5.09
Life of Fund+                                           4.40      5.45

+    Inception date: Class A: 2/14/94; Class B: 10/2/92

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE LOUISIANA MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX-Registered Trademark-.

DECEMBER 31, 1992 - AUGUST 31, 2001

                      EATON VANCE LOUISIANA         LEHMAN BROTHERS
                      MUNICIPALS FUND               MUNICIPAL BOND
DATE                  CLASS B                       INDEX
10/31/1992            10,000                        10,000
11/30/1992            10,439                        10,179
12/31/1992            10,601                        10,283
1/31/1993             10,778                        10,403
2/28/1993             11,303                        10,779
3/31/1993             11,160                        10,665
4/30/1993             11,307                        10,773
5/31/1993             11,382                        10,833
6/30/1993             11,613                        11,014
7/31/1993             11,578                        11,028
8/31/1993             11,881                        11,258
9/30/1993             12,051                        11,386
10/31/1993            12,047                        11,408
11/30/1993            11,905                        11,308
12/31/1993            12,219                        11,546
1/31/1994             12,364                        11,678
2/28/1994             11,912                        11,376
3/31/1994             11,165                        10,913
4/30/1994             11,264                        11,005
5/31/1994             11,409                        11,100
6/30/1994             11,267                        11,033
7/31/1994             11,514                        11,235
8/31/1994             11,501                        11,274
9/30/1994             11,268                        11,108
10/31/1994            10,954                        10,911
11/30/1994            10,647                        10,714
12/31/1994            10,963                        10,950
1/31/1995             11,378                        11,263
2/28/1995             11,767                        11,590
3/31/1995             11,848                        11,723
4/30/1995             11,817                        11,737
5/31/1995             12,065                        12,112
6/30/1995             11,864                        12,006
7/31/1995             11,952                        12,119
8/31/1995             12,085                        12,273
9/30/1995             12,172                        12,351
10/31/1995            12,393                        12,530
11/30/1995            12,613                        12,739
12/31/1995            12,762                        12,861
1/31/1996             12,777                        12,958
2/29/1996             12,580                        12,870
3/31/1996             12,393                        12,706
4/30/1996             12,395                        12,670
5/31/1996             12,446                        12,665
6/30/1996             12,564                        12,803
7/31/1996             12,686                        12,919
8/31/1996             12,661                        12,916
9/30/1996             12,867                        13,097
10/31/1996            12,993                        13,245
11/30/1996            13,199                        13,487
12/31/1996            13,162                        13,430
1/31/1997             13,175                        13,456
2/28/1997             13,284                        13,579
3/31/1997             13,161                        13,398
4/30/1997             13,238                        13,510
5/31/1997             13,382                        13,714
6/30/1997             13,490                        13,860
7/31/1997             13,858                        14,244
8/31/1997             13,740                        14,110
9/30/1997             13,861                        14,277
10/31/1997            13,968                        14,370
11/30/1997            14,067                        14,454
12/31/1997            14,252                        14,665
1/31/1998             14,321                        14,816
2/28/1998             14,325                        14,821
3/31/1998             14,360                        14,834
4/30/1998             14,222                        14,767
5/31/1998             14,497                        15,000
6/30/1998             14,484                        15,060
7/31/1998             14,497                        15,097
8/31/1998             14,753                        15,331
9/30/1998             14,946                        15,522
10/31/1998            14,831                        15,521
11/30/1998            14,902                        15,576
12/31/1998            14,898                        15,615
1/31/1999             15,067                        15,801
2/28/1999             14,937                        15,732
3/31/1999             14,912                        15,753
4/30/1999             14,935                        15,793
5/31/1999             14,788                        15,701
6/30/1999             14,519                        15,475
7/31/1999             14,497                        15,532
8/31/1999             14,217                        15,407
9/30/1999             14,121                        15,414
10/31/1999            13,792                        15,247
11/30/1999            13,917                        15,409
12/31/1999            13,747                        15,294
1/31/2000             13,568                        15,227
2/29/2000             13,839                        15,404
3/31/2000             14,217                        15,741
4/30/2000             14,064                        15,648
5/31/2000             13,933                        15,566
6/30/2000             14,349                        15,979
7/31/2000             14,616                        16,201
8/31/2000             14,880                        16,451
9/30/2000             14,782                        16,365
10/31/2000            14,959                        16,544
11/30/2000            15,074                        16,669
12/31/2000            15,651                        17,081
1/31/2001             15,677                        17,250
2/28/2001             15,731                        17,305
3/31/2001             15,874                        17,460
4/30/2001             15,556                        17,271
5/31/2001             15,781                        17,457
6/30/2001             15,899                        17,574
7/31/2001             16,176                        17,834
8/31/2001             16,484                        18,128

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 98.28% of the total dividends paid by the Fund from net investment income during the year ended August 31, 2001 is designated as an exempt-interest dividend.

* Source: TowersData, Bethesda, MD. Investment operations commenced on 10/2/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in NAV with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 2/14/94 at net asset value would have grown to $14,535 on August 31, 2001; $13,842, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

EATON VANCE MARYLAND MUNICIPALS FUND AS OF AUGUST 31, 2001

INVESTMENT UPDATE

[PHOTO OF WILLIAM H. AHERN]

William H. Ahern
Portfolio Manager

MANAGEMENT DISCUSSION

- Maryland's economy has slowed, with the technology sector especially hard-hit by mounting layoffs. While residential and commercial real estate softened amid the uncertainty, the state's high wealth levels have provided a buffer. The state's August 2001 jobless rate was 3.9%, down from 4.0% a year ago.

- Insured* hospital bonds represented the Portfolio's largest sector weighting at August 31. In a very competitive Maryland hospital market, the Portfolio focused on those institutions believed to have sound financial structures, good management and a favorable demographic base.

- The education and insured* education sector is characteristically regarded as defensive in a slowing economy. Management focused on quality bonds in well-regarded issuers. Among the Portfolio's investments were bonds for Johns Hopkins, College of Notre Dame and Loyola College.

- Housing issues continued to play a significant role in the Portfolio. Housing investments included issuers such as the state Community Development Administration, as well as county issuers, representing a diversified range of single-family and multi-family housing projects.

- With the sharp decline in interest rates increasing call risk, management continued its efforts to improve the Portfolio's call protection. The Portfolio focused on non-callable issues and trading from shorter-call issues into non-callable bonds and bonds with more favorable call characteristics.

THE FUND

- During the year ended August 31, 2001, the Fund's Class A and Class B shares had total returns of 10.88% and 9.98%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.70 on August 31, 2001 from $9.16 on August 31, 2000, and the reinvestment of $0.433 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.58 from $10.00, and the reinvestment of $0.397 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on August 31, 2001 of $9.70 per share for Class A and $10.58 per share for Class B, the Fund's distribution rates were 4.46% and 3.75%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 7.69% and 6.47%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at August 31, 2001 were 4.32% and 3.80%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.45% and 6.55%, respectively.(4)

RATING DISTRIBUTION(6)

A                                    13.1%
AA                                   20.3%
AAA                                  49.1%
BBB                                   7.3%
CCC                                   2.5%
NON-RATED                             7.7%

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 42.02% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.
(6) Rating Distribution is as of 8/31/01 only and may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3%
     - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. *Private insurance does not decrease the risk of loss of principal associated with this investment.

FUND INFORMATION
AS OF AUGUST 31, 2001

PERFORMANCE(7)                                       CLASS A    CLASS B
Average Annual Total Returns (at net asset value)
One Year                                             10.88%     9.98%
Five Years                                            5.66      4.84
Life of Fund+                                         4.63      5.35

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year                                              5.58%     4.98%
Five Years                                            4.64      4.51
Life of Fund+                                         3.97      5.35

+    Inception date: Class A: 12/10/93; Class B: 2/3/92

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE MARYLAND MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX-Registered Trademark-.

FEBRUARY 29, 1992 - AUGUST 31, 2001

                      EATON VANCE MARYLAND          LEHMAN BROTHERS
                      MUNICIPALS FUND               MUNICIPAL BOND
DATE                  CLASS B                       INDEX
2/29/1992             10,000                        10,000
3/31/1992             9,999                         10,004
4/30/1992             10,098                        10,093
5/31/1992             10,238                        10,212
6/30/1992             10,432                        10,383
7/31/1992             10,871                        10,694
8/31/1992             10,648                        10,590
9/30/1992             10,676                        10,659
10/31/1992            10,320                        10,554
11/30/1992            10,665                        10,743
12/31/1992            10,830                        10,853
1/31/1993             10,987                        10,979
2/28/1993             11,434                        11,376
3/31/1993             11,277                        11,256
4/30/1993             11,425                        11,370
5/31/1993             11,500                        11,433
6/30/1993             11,721                        11,625
7/31/1993             11,674                        11,640
8/31/1993             11,946                        11,882
9/30/1993             12,128                        12,018
10/31/1993            12,134                        12,041
11/30/1993            11,966                        11,934
12/31/1993            12,258                        12,186
1/31/1994             12,402                        12,326
2/28/1994             12,003                        12,006
3/31/1994             11,252                        11,517
4/30/1994             11,281                        11,615
5/31/1994             11,401                        11,716
6/30/1994             11,279                        11,644
7/31/1994             11,535                        11,858
8/31/1994             11,576                        11,899
9/30/1994             11,328                        11,724
10/31/1994            11,011                        11,516
11/30/1994            10,678                        11,307
12/31/1994            11,049                        11,556
1/31/1995             11,449                        11,887
2/28/1995             11,894                        12,232
3/31/1995             12,007                        12,373
4/30/1995             11,974                        12,388
5/31/1995             12,361                        12,783
6/30/1995             12,087                        12,671
7/31/1995             12,184                        12,791
8/31/1995             12,352                        12,953
9/30/1995             12,426                        13,035
10/31/1995            12,682                        13,225
11/30/1995            12,963                        13,444
12/31/1995            13,134                        13,574
1/31/1996             13,235                        13,676
2/29/1996             13,051                        13,584
3/31/1996             12,839                        13,410
4/30/1996             12,804                        13,372
5/31/1996             12,791                        13,367
6/30/1996             12,919                        13,513
7/31/1996             13,039                        13,635
8/31/1996             13,024                        13,632
9/30/1996             13,240                        13,822
10/31/1996            13,337                        13,979
11/30/1996            13,553                        14,235
12/31/1996            13,501                        14,175
1/31/1997             13,486                        14,201
2/28/1997             13,618                        14,332
3/31/1997             13,429                        14,141
4/30/1997             13,555                        14,259
5/31/1997             13,748                        14,474
6/30/1997             13,879                        14,628
7/31/1997             14,243                        15,033
8/31/1997             14,149                        14,892
9/30/1997             14,294                        15,069
10/31/1997            14,371                        15,166
11/30/1997            14,467                        15,255
12/31/1997            14,661                        15,478
1/31/1998             14,794                        15,637
2/28/1998             14,782                        15,642
3/31/1998             14,788                        15,656
4/30/1998             14,690                        15,585
5/31/1998             14,919                        15,832
6/30/1998             14,931                        15,894
7/31/1998             14,928                        15,934
8/31/1998             15,137                        16,180
9/30/1998             15,243                        16,382
10/31/1998            15,198                        16,382
11/30/1998            15,074                        16,439
12/31/1998            15,041                        16,480
1/31/1999             15,222                        16,676
2/28/1999             15,207                        16,604
3/31/1999             15,197                        16,626
4/30/1999             15,236                        16,668
5/31/1999             14,964                        16,571
6/30/1999             14,729                        16,333
7/31/1999             14,738                        16,393
8/31/1999             14,493                        16,261
9/30/1999             14,401                        16,268
10/31/1999            14,093                        16,092
11/30/1999            14,205                        16,263
12/31/1999            14,064                        16,142
1/31/2000             13,930                        16,071
2/29/2000             14,167                        16,258
3/31/2000             14,495                        16,613
4/30/2000             14,402                        16,515
5/31/2000             14,270                        16,429
6/30/2000             14,588                        16,865
7/31/2000             14,818                        17,099
8/31/2000             15,000                        17,363
9/30/2000             14,915                        17,272
10/31/2000            15,057                        17,461
11/30/2000            15,182                        17,593
12/31/2000            15,595                        18,028
1/31/2001             15,632                        18,206
2/28/2001             15,743                        18,264
3/31/2001             15,881                        18,428
4/30/2001             15,720                        18,228
5/31/2001             15,876                        18,424
6/30/2001             15,974                        18,548
7/31/2001             16,197                        18,822
8/31/2001             16,497                        19,132

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.97% of the total dividends paid by the Fund from net investment income during the year ended August 31, 2001 is designated as an exempt-interest dividend.

* Source: TowersData, Bethesda, MD. Investment operations commenced on 2/3/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in NAV with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/10/93 at net asset value would have grown to $14,188 on August 31, 2001; $13,513, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

EATON VANCE MISSOURI MUNICIPALS FUND AS OF AUGUST 31, 2001

INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON]

Cynthia J. Clemson
Portfolio Manager

MANAGEMENT DISCUSSION

- The Missouri economy has seen slowing in manufacturing and retail activity. The state's aviation and air transport industries were dealt a blow by the sharp decline in passenger traffic following the September 11 attacks. The state's August 2001 jobless rate was 4.0%, a jump from 3.5% a year ago.

- Hospital bonds were the Portfolio's largest sector weighting. Amid changing reimbursement policies and pressures on hospitals to reduce costs, the Portfolio focused on institutions with sound fundamentals that are likely to emerge as leaders in an increasingly competitive industry.

- Industrial development revenue bonds (IDRs) provided the Portfolio excellent income while financing commercial initiatives and creating job opportunities. The Portfolio's IDR holdings included non-cyclical industries such as beverages and consumer staples.

- Amid lower rates, the Portfolio continued to find value among non-rated bonds, especially in areas such as nursing homes and life care facilities. These facilities have been an increasingly popular health care alternative in the past decade. The bonds have offered above-average coupons with the potential for upgrades.

- Management continued its efforts to improve the Portfolio's call protection. With the decline of interest rates from their highs earlier in the decade, many bonds are now approaching call dates. Call protection has therefore become an increasingly important strategic consideration.

THE FUND

- During the year ended August 31, 2001, the Fund's Class A and Class B shares had total returns of 11.65% and 10.84%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $10.13 on August 31, 2001 from $9.55 on August 31, 2000, and the reinvestment of $0.501 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $11.19 from $10.55, and the reinvestment of $0.474 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on August 31, 2001 of $10.13 per share for Class A and $11.19 per share for Class B, the Fund's distribution rates were 5.00% and 4.30%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.73% and 7.51%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at August 31, 2001 were 4.35% and 3.83%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.60% and 6.69%, respectively.(4)

RATING DISTRIBUTION(6)

A                                    14.5%
AA                                   10.7%
AAA                                  49.0%
BB                                    3.8%
BBB                                  10.5%
NON-RATED                            11.5%

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 42.75% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.
(6) Rating Distribution is as of 8/31/01 only and may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3%
     - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FUND INFORMATION
AS OF AUGUST 31, 2001

PERFORMANCE(7)                                       CLASS A     CLASS B
Average Annual Total Returns (at net asset value)
One Year                                             11.65%      10.84%
Five Years                                            6.58        5.73
Life of Fund+                                         5.30        6.10

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year                                              6.30%       5.84%
Five Years                                            5.56        5.41
Life of Fund+                                         4.64        6.10

+    Inception date: Class A: 12/7/93; Class B: 5/1/92

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE MISSOURI MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX-Registered Trademark-.

MAY 31, 1992 - AUGUST 31, 2001

                      EATON VANCE MISSOURI          LEHMAN BROTHERS
                      MUNICIPALS FUND               MUNICIPAL BOND
DATE                  CLASS B                       INDEX
5/31/1992             10,000                        10,000
6/30/1992             10,245                        10,168
7/31/1992             10,635                        10,473
8/31/1992             10,480                        10,370
9/30/1992             10,528                        10,438
10/31/1992            10,192                        10,336
11/30/1992            10,593                        10,521
12/31/1992            10,722                        10,628
1/31/1993             10,857                        10,752
2/28/1993             11,379                        11,141
3/31/1993             11,259                        11,023
4/30/1993             11,395                        11,134
5/31/1993             11,481                        11,197
6/30/1993             11,679                        11,384
7/31/1993             11,645                        11,398
8/31/1993             11,913                        11,636
9/30/1993             12,071                        11,769
10/31/1993            12,057                        11,791
11/30/1993            11,894                        11,687
12/31/1993            12,175                        11,934
1/31/1994             12,317                        12,070
2/28/1994             11,938                        11,758
3/31/1994             11,236                        11,279
4/30/1994             11,276                        11,374
5/31/1994             11,395                        11,473
6/30/1994             11,310                        11,403
7/31/1994             11,540                        11,612
8/31/1994             11,548                        11,652
9/30/1994             11,307                        11,481
10/31/1994            10,997                        11,277
11/30/1994            10,683                        11,073
12/31/1994            11,037                        11,317
1/31/1995             11,477                        11,641
2/28/1995             11,892                        11,979
3/31/1995             11,981                        12,117
4/30/1995             11,996                        12,131
5/31/1995             12,425                        12,518
6/30/1995             12,226                        12,409
7/31/1995             12,275                        12,526
8/31/1995             12,451                        12,685
9/30/1995             12,523                        12,765
10/31/1995            12,749                        12,951
11/30/1995            13,024                        13,166
12/31/1995            13,180                        13,292
1/31/1996             13,266                        13,393
2/29/1996             13,085                        13,302
3/31/1996             12,828                        13,132
4/30/1996             12,781                        13,095
5/31/1996             12,780                        13,090
6/30/1996             12,918                        13,233
7/31/1996             13,049                        13,353
8/31/1996             13,023                        13,350
9/30/1996             13,248                        13,536
10/31/1996            13,382                        13,689
11/30/1996            13,607                        13,940
12/31/1996            13,544                        13,881
1/31/1997             13,543                        13,907
2/28/1997             13,699                        14,035
3/31/1997             13,502                        13,848
4/30/1997             13,613                        13,964
5/31/1997             13,829                        14,174
6/30/1997             13,958                        14,325
7/31/1997             14,367                        14,722
8/31/1997             14,250                        14,584
9/30/1997             14,380                        14,757
10/31/1997            14,457                        14,852
11/30/1997            14,552                        14,939
12/31/1997            14,782                        15,157
1/31/1998             14,913                        15,313
2/28/1998             14,956                        15,318
3/31/1998             14,975                        15,332
4/30/1998             14,867                        15,262
5/31/1998             15,105                        15,504
6/30/1998             15,132                        15,565
7/31/1998             15,143                        15,604
8/31/1998             15,363                        15,845
9/30/1998             15,508                        16,043
10/31/1998            15,452                        16,042
11/30/1998            15,508                        16,098
12/31/1998            15,532                        16,139
1/31/1999             15,669                        16,331
2/28/1999             15,587                        16,260
3/31/1999             15,565                        16,282
4/30/1999             15,606                        16,323
5/31/1999             15,509                        16,228
6/30/1999             15,240                        15,995
7/31/1999             15,236                        16,053
8/31/1999             14,985                        15,924
9/30/1999             14,911                        15,931
10/31/1999            14,597                        15,758
11/30/1999            14,723                        15,926
12/31/1999            14,521                        15,807
1/31/2000             14,310                        15,738
2/29/2000             14,576                        15,921
3/31/2000             14,931                        16,269
4/30/2000             14,832                        16,173
5/31/2000             14,682                        16,089
6/30/2000             15,075                        16,515
7/31/2000             15,310                        16,745
8/31/2000             15,526                        17,003
9/30/2000             15,423                        16,915
10/31/2000            15,600                        17,099
11/30/2000            15,703                        17,228
12/31/2000            16,147                        17,654
1/31/2001             16,223                        17,829
2/28/2001             16,326                        17,886
3/31/2001             16,471                        18,046
4/30/2001             16,232                        17,850
5/31/2001             16,426                        18,043
6/30/2001             16,564                        18,163
7/31/2001             16,857                        18,432
8/31/2001             17,209                        18,736

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.09% of the total dividends paid by the Fund from net investment income during the year ended August 31, 2001 is designated as an exempt-interest dividend.

* Source: TowersData, Bethesda, MD. Investment operations commenced on 5/1/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in NAV with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/7/93 at net asset value would have grown to $14,909 on August 31, 2001; $14,199, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

EATON VANCE NORTH CAROLINA MUNICIPALS FUND AS OF AUGUST 31, 2001

INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH]

Robert B. MacIntosh
Portfolio Manager

MANAGEMENT DISCUSSION

- North Carolina has felt the impact of a slower national economy in its manufacturing-based industries, with textile and furniture production especially weak. Tourism has proved surprisingly resilient, less impacted by security concerns than other tourist destinations. The state's August 2001 jobless rate was 5.0%, up from 3.8% a year ago.

- Management adjusted the Portfolio's coupon structure amid the sharp interest rate decline to improve the Portfolio's appreciation potential. Electric utilities were again the Portfolio's largest sector weighting. The state's utilities sector has taken measures to sidestep the structural difficulties that have plagued western states in the past year.

-    Management adjusted the Portfolio's industrial development revenue bond
     (IDR) holdings. In a weaker economy, the Portfolio reduced its exposure to some cyclical industries, such as chemicals, paper and forest products, which could face weaker demand in a prolonged economic slump.

- The Portfolio also invested in newer issuers in the North Carolina tax-exempt market. Issues such as an East Carolina University education bond and a Johnston County general obligation provided quality and more diversification for the Portfolio.

- Management also found some potential opportunities in Puerto Rico bonds. The Portfolio's Puerto Rico holdings included issues for infrastructure repair, electric utilities, general obligations, transportation and infrastructure.

THE FUND

- During the year ended August 31, 2001, the Fund's Class A and Class B shares had total returns of 9.77% and 8.78%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.67 on August 31, 2001 from $9.26 on August 31, 2000, and the reinvestment of $0.470 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.39 from $9.97, and the reinvestment of $0.435 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on August 31, 2001 of $9.67 per share for Class A and $10.39 per share for Class B, the Fund's distribution rates were 4.78% and 4.04%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.51% and 7.19%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at August 31, 2001 were 4.19% and 3.63%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.46% and 6.46%, respectively.(4)

RATING DISTRIBUTION(6)

A                                    14.6%
AA                                   20.4%
AAA                                  45.8%
BBB                                  18.5%
NON-RATED                             0.7%

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 43.82% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.
(6) Rating Distribution is as of 8/31/01 only and may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3%
     - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FUND INFORMATION
AS OF AUGUST 31, 2001

PERFORMANCE(7)                                       CLASS A   CLASS B
Average Annual Total Returns (at net asset value)
One Year                                              9.77%     8.78%
Five Years                                            6.18      5.37
Life of Fund+                                         4.77      5.37

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year                                              4.57%     3.78%
Five Years                                            5.16      5.04
Life of Fund+                                         4.11      5.37

+    Inception date: Class A: 12/7/93; Class B: 10/23/91

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE NORTH CAROLINA MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX-Registered Trademark-.

OCTOBER 31, 1991 - AUGUST 31, 2001

                      EATON VANCE NORTH CAROLINA    LEHMAN BROTHERS
                      MUNICIPALS FUND               MUNICIPAL BOND
DATE                  CLASS B                       INDEX
10/31/1991            10,000                        10,000
11/30/1991            9,920                         10,028
12/31/1991            10,226                        10,243
1/31/1992             10,208                        10,266
2/29/1992             10,217                        10,270
3/31/1992             10,214                        10,274
4/30/1992             10,307                        10,365
5/31/1992             10,474                        10,487
6/30/1992             10,695                        10,663
7/31/1992             11,111                        10,983
8/31/1992             10,845                        10,876
9/30/1992             10,843                        10,947
10/31/1992            10,525                        10,839
11/30/1992            10,899                        11,033
12/31/1992            11,052                        11,146
1/31/1993             11,171                        11,276
2/28/1993             11,606                        11,683
3/31/1993             11,426                        11,560
4/30/1993             11,567                        11,676
5/31/1993             11,634                        11,742
6/30/1993             11,827                        11,938
7/31/1993             11,790                        11,954
8/31/1993             12,089                        12,203
9/30/1993             12,219                        12,342
10/31/1993            12,192                        12,366
11/30/1993            12,043                        12,256
12/31/1993            12,321                        12,515
1/31/1994             12,468                        12,658
2/28/1994             12,107                        12,330
3/31/1994             11,445                        11,828
4/30/1994             11,497                        11,929
5/31/1994             11,573                        12,032
6/30/1994             11,449                        11,958
7/31/1994             11,651                        12,178
8/31/1994             11,681                        12,220
9/30/1994             11,488                        12,041
10/31/1994            11,188                        11,827
11/30/1994            10,849                        11,613
12/31/1994            11,180                        11,868
1/31/1995             11,577                        12,208
2/28/1995             11,947                        12,563
3/31/1995             12,064                        12,707
4/30/1995             12,042                        12,722
5/31/1995             12,341                        13,128
6/30/1995             12,122                        13,013
7/31/1995             12,160                        13,136
8/31/1995             12,269                        13,303
9/30/1995             12,354                        13,387
10/31/1995            12,626                        13,582
11/30/1995            12,911                        13,807
12/31/1995            13,047                        13,940
1/31/1996             13,085                        14,045
2/29/1996             12,920                        13,950
3/31/1996             12,715                        13,772
4/30/1996             12,715                        13,733
5/31/1996             12,700                        13,728
6/30/1996             12,805                        13,878
7/31/1996             12,889                        14,003
8/31/1996             12,861                        14,000
9/30/1996             13,068                        14,196
10/31/1996            13,167                        14,356
11/30/1996            13,387                        14,619
12/31/1996            13,308                        14,557
1/31/1997             13,305                        14,585
2/28/1997             13,413                        14,719
3/31/1997             13,233                        14,522
4/30/1997             13,348                        14,644
5/31/1997             13,558                        14,865
6/30/1997             13,692                        15,023
7/31/1997             14,130                        15,439
8/31/1997             13,954                        15,294
9/30/1997             14,074                        15,476
10/31/1997            14,166                        15,575
11/30/1997            14,237                        15,667
12/31/1997            14,435                        15,895
1/31/1998             14,584                        16,059
2/28/1998             14,572                        16,064
3/31/1998             14,578                        16,079
4/30/1998             14,463                        16,006
5/31/1998             14,683                        16,259
6/30/1998             14,737                        16,323
7/31/1998             14,748                        16,364
8/31/1998             14,990                        16,617
9/30/1998             15,154                        16,824
10/31/1998            15,093                        16,824
11/30/1998            15,148                        16,883
12/31/1998            15,141                        16,925
1/31/1999             15,267                        17,127
2/28/1999             15,194                        17,052
3/31/1999             15,198                        17,075
4/30/1999             15,224                        17,118
5/31/1999             15,121                        17,019
6/30/1999             14,881                        16,774
7/31/1999             14,890                        16,835
8/31/1999             14,654                        16,700
9/30/1999             14,605                        16,707
10/31/1999            14,349                        16,526
11/30/1999            14,464                        16,702
12/31/1999            14,279                        16,577
1/31/2000             14,147                        16,505
2/29/2000             14,378                        16,697
3/31/2000             14,718                        17,062
4/30/2000             14,627                        16,961
5/31/2000             14,482                        16,873
6/30/2000             14,874                        17,320
7/31/2000             15,118                        17,561
8/31/2000             15,356                        17,831
9/30/2000             15,275                        17,739
10/31/2000            15,427                        17,932
11/30/2000            15,499                        18,068
12/31/2000            15,899                        18,514
1/31/2001             15,990                        18,698
2/28/2001             16,032                        18,757
3/31/2001             16,165                        18,925
4/30/2001             15,923                        18,720
5/31/2001             16,087                        18,922
6/30/2001             16,192                        19,048
7/31/2001             16,441                        19,330
8/31/2001             16,705                        19,649

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 96.68% of the total dividends paid by the Fund from net investment income during the year ended August 31, 2001 is designated as an exempt-interest dividend.

* Source: TowersData, Bethesda, MD. Investment operations commenced on 10/23/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in NAV with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/7/93 at net asset value would have grown to $14,331 on August 31, 2001; $13,649, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

EATON VANCE OREGON MUNICIPALS FUND AS OF AUGUST 31, 2001

INVESTMENT UPDATE

[PHOTO OF THOMAS M. METZOLD]

Thomas M. Metzold
Portfolio Manager

MANAGEMENT DISCUSSION

- Oregon's job growth decelerated sharply in the past year, as businesses responded to waning consumer confidence and weaker demand for technology products. The collapse of the "dot-com" sector resulted in fewer contract workers in the business services category. The state's August 2001 jobless rate was 6.3%, a spike from 4.9% a year ago.

- Housing bonds again constituted the Portfolio's largest sector weighting at August 31, 2001. The Portfolio's housing investments represented local and state issuers throughout Oregon and included projects for public housing, single-family developments and multi-family projects alike.

- General obligations (GOs) represented a major Portfolio concentration. The GO sector has historically been a large source of Oregon municipal issuance. The Portfolio's GO holdings provided some potentially excellent opportunities in quality investments.

- Improving credit quality as well as diversification, management found some opportunities in Puerto Rico bonds. The Portfolio's Puerto Rico holdings included issues for infrastructure repair, special tax revenue bonds, electric utilities and general obligations.

- Management continued its efforts to upgrade the Portfolio's call protection. The Portfolio sold bonds with approaching call dates in favor of bonds with more attractive call characteristics, including non-callable bonds.

THE FUND

- During the year ended August 31, 2001, the Fund's Class A and Class B shares had total returns of 9.20% and 8.32%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.72 on August 31, 2001 from $9.37 on August 31, 2000, and the reinvestment of $0.488 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.63 from $10.25, and the reinvestment of $0.452 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on August 31, 2001 of $9.72 per share for Class A and $10.63 per share for Class B, the Fund's distribution rates were 5.02% and 4.25%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 9.06% and 7.67%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at August 31, 2001 were 4.37% and 3.84%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.89% and 6.93%, respectively.(4)

RATING DISTRIBUTION(6)

A                                    10.1%
AA                                   44.2%
AAA                                  27.0%
BBB                                   9.1%
NON-RATED                             9.6%

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares shares. (2) A portion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 44.58% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.
(6) Rating Distribution is as of 8/31/01 only and may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3%
     - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FUND INFORMATION
AS OF AUGUST 31, 2001

PERFORMANCE(7)                                      CLASS A   CLASS B
Average Annual Total Returns (at net asset value)
One Year                                             9.20%     8.32%
Five Years                                           6.03      5.22
Life of Fund+                                        4.75      5.53

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year                                             3.99%     3.32%
Five Years                                           4.99      4.89
Life of Fund+                                        4.09      5.53


+    Inception date: Class A: 12/28/93; Class B: 12/24/91

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE OREGON MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX-Registered Trademark-.

DECEMBER 31, 1991 - AUGUST 31, 2001

                      EATON VANCE OREGON            LEHMAN BROTHERS
                      MUNICIPALS FUND               MUNICIPAL BOND
DATE                  CLASS B                       INDEX
12/31/1991            10,000                        10,000
1/31/1992             9,990                         10,023
2/29/1992             10,054                        10,026
3/31/1992             10,028                        10,030
4/30/1992             10,148                        10,119
5/31/1992             10,331                        10,238
6/30/1992             10,506                        10,410
7/31/1992             10,866                        10,722
8/31/1992             10,682                        10,618
9/30/1992             10,710                        10,687
10/31/1992            10,404                        10,582
11/30/1992            10,772                        10,772
12/31/1992            10,943                        10,882
1/31/1993             11,102                        11,008
2/28/1993             11,551                        11,406
3/31/1993             11,469                        11,286
4/30/1993             11,586                        11,399
5/31/1993             11,662                        11,463
6/30/1993             11,874                        11,655
7/31/1993             11,903                        11,670
8/31/1993             12,165                        11,913
9/30/1993             12,259                        12,049
10/31/1993            12,254                        12,072
11/30/1993            12,128                        11,966
12/31/1993            12,405                        12,218
1/31/1994             12,562                        12,358
2/28/1994             12,192                        12,038
3/31/1994             11,488                        11,548
4/30/1994             11,539                        11,646
5/31/1994             11,625                        11,746
6/30/1994             11,502                        11,675
7/31/1994             11,714                        11,889
8/31/1994             11,743                        11,930
9/30/1994             11,481                        11,755
10/31/1994            11,171                        11,546
11/30/1994            10,857                        11,337
12/31/1994            11,232                        11,587
1/31/1995             11,660                        11,918
2/28/1995             12,098                        12,265
3/31/1995             12,176                        12,406
4/30/1995             12,166                        12,420
5/31/1995             12,558                        12,816
6/30/1995             12,351                        12,704
7/31/1995             12,412                        12,825
8/31/1995             12,591                        12,987
9/30/1995             12,663                        13,069
10/31/1995            12,883                        13,259
11/30/1995            13,115                        13,480
12/31/1995            13,249                        13,609
1/31/1996             13,310                        13,712
2/29/1996             13,159                        13,619
3/31/1996             12,968                        13,445
4/30/1996             12,942                        13,407
5/31/1996             12,939                        13,402
6/30/1996             13,054                        13,548
7/31/1996             13,123                        13,671
8/31/1996             13,070                        13,668
9/30/1996             13,261                        13,859
10/31/1996            13,345                        14,015
11/30/1996            13,510                        14,272
12/31/1996            13,469                        14,212
1/31/1997             13,414                        14,239
2/28/1997             13,546                        14,369
3/31/1997             13,394                        14,178
4/30/1997             13,454                        14,297
5/31/1997             13,608                        14,512
6/30/1997             13,713                        14,666
7/31/1997             14,052                        15,073
8/31/1997             14,010                        14,931
9/30/1997             14,088                        15,108
10/31/1997            14,192                        15,206
11/30/1997            14,260                        15,295
12/31/1997            14,442                        15,518
1/31/1998             14,548                        15,678
2/28/1998             14,589                        15,683
3/31/1998             14,621                        15,697
4/30/1998             14,562                        15,626
5/31/1998             14,751                        15,873
6/30/1998             14,789                        15,936
7/31/1998             14,827                        15,976
8/31/1998             15,022                        16,223
9/30/1998             15,170                        16,425
10/31/1998            15,166                        16,425
11/30/1998            15,236                        16,482
12/31/1998            15,258                        16,524
1/31/1999             15,369                        16,720
2/28/1999             15,311                        16,647
3/31/1999             15,345                        16,670
4/30/1999             15,399                        16,712
5/31/1999             15,327                        16,615
6/30/1999             15,092                        16,376
7/31/1999             15,087                        16,435
8/31/1999             14,885                        16,304
9/30/1999             14,793                        16,311
10/31/1999            14,541                        16,134
11/30/1999            14,626                        16,305
12/31/1999            14,445                        16,184
1/31/2000             14,330                        16,113
2/29/2000             14,589                        16,301
3/31/2000             14,924                        16,657
4/30/2000             14,836                        16,558
5/31/2000             14,678                        16,472
6/30/2000             15,066                        16,909
7/31/2000             15,322                        17,144
8/31/2000             15,558                        17,408
9/30/2000             15,464                        17,318
10/31/2000            15,599                        17,507
11/30/2000            15,610                        17,639
12/31/2000            15,989                        18,075
1/31/2001             16,096                        18,254
2/28/2001             16,184                        18,312
3/31/2001             16,300                        18,476
4/30/2001             16,018                        18,276
5/31/2001             16,200                        18,473
6/30/2001             16,354                        18,596
7/31/2001             16,620                        18,872
8/31/2001             16,852                        19,183

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.51% of the total dividends paid by the Fund from net investment income during the year ended August 31, 2001 is designated as an exempt-interest dividend.

* Source: TowersData, Bethesda, MD. Investment operations commenced on 12/24/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in NAV with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/28/93 at net asset value would have grown to $14,282 on August 31, 2001; $13,602, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

EATON VANCE SOUTH CAROLINA MUNICIPALS FUND AS OF AUGUST 31, 2001

INVESTMENT UPDATE

[PHOTO OF THOMAS J FETTER]

Thomas J Fetter
Portfolio Manager

MANAGEMENT DISCUSSION

- South Carolina's economy reflected the national slowdown, with weaker consumer demand stalling job growth and leading to layoffs in the manufacturing sector. Meanwhile, the state's farm sector suffered from severe drought conditions. The state's August 2001 jobless rate was 5.1%, an increase from 3.9% a year ago.

- Industrial development revenue bonds provided financing for economic initiatives and a source of income for the Portfolio. In a slower economy, management emphasized projects with strong underlying financial strength and continued to monitor business conditions for changing trends.

- General obligations (GOs) constiututed a large commitment by the Portfolio, dominated by state and local school district issues. In a declining interest rate environment, GO's provided high quality, excellent liquidity and capital appreciation potential.

- Management remained selective in its hospital sector investments, emphasizing quality institutions such as Oconee Memorial Hospital. Oconee has arranged its acute care services around Centers of Excellence, enabling the institution to deliver efficient and cost-effective care in disciplines that include cardiac care, women's health services, surgery and rehabilitation.

- Management improved coupon structure during the year, as a significant decline in interest rates sparked a market rally early. Insured* electric utilities were a large sector weighting. A large exposure to these high-quality bonds boosted performance.

THE FUND

- During the year ended August 31, 2001, the Fund's Class A and Class B shares had total returns of 11.24% and 10.39%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.71 on August 31, 2001 from $9.20 on August 31, 2000, and the reinvestment of $0.493 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.30 from $9.76, and the reinvestment of $0.448 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on August 31, 2001 of $9.71 per share for Class A and $10.30 per share for Class B, the Fund's distribution rates were 5.03% and 4.29%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.88% and 7.57%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at August 31, 2001 were 4.51% and 3.99%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.96% and 7.04%, respectively.(4)

RATING DISTRIBUTION(6)

A                                    18.8%
AA                                   17.9%
AAA                                  47.9%
BBB                                  14.5%
NON-RATED                             0.9%

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 43.36% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.
(6) Rating Distribution is as of 8/31/01 only and may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3%
     - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. *Private insurance does not decrease the risk of loss of principal associated with this investment.

FUND INFORMATION
AS OF AUGUST 31, 2001

PERFORMANCE(7)                                        CLASS A   CLASS B
Average Annual Total Returns (at net asset value)
One Year                                               11.24%    10.39%
Five Years                                              5.91      5.17
Life of Fund+                                           4.75      5.13

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year                                                5.94%     5.39%
Five Years                                              4.88      4.84
Life of Fund+                                           4.07      5.13

+    Inception date: Class A: 2/14/94; Class B: 10/2/92

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE SOUTH CAROLINA MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX-Registered Trademark-.

DECEMBER 31, 1991 - AUGUST 31, 2001

                      EATON VANCE SOUTH CAROLINA    LEHMAN BROTHERS
                      MUNICIPALS FUND               MUNICIPAL BOND
DATE                  CLASS B                       INDEX
10/31/1992            10,000                        10,000
11/30/1992            10,286                        10,179
12/31/1992            10,434                        10,283
1/31/1993             10,577                        10,403
2/28/1993             11,065                        10,779
3/31/1993             10,941                        10,665
4/30/1993             11,064                        10,773
5/31/1993             11,115                        10,833
6/30/1993             11,268                        11,014
7/31/1993             11,264                        11,028
8/31/1993             11,540                        11,258
9/30/1993             11,696                        11,386
10/31/1993            11,680                        11,408
11/30/1993            11,536                        11,308
12/31/1993            11,834                        11,546
1/31/1994             11,941                        11,678
2/28/1994             11,571                        11,376
3/31/1994             10,912                        10,913
4/30/1994             10,983                        11,005
5/31/1994             11,055                        11,100
6/30/1994             10,957                        11,033
7/31/1994             11,162                        11,235
8/31/1994             11,189                        11,274
9/30/1994             11,003                        11,108
10/31/1994            10,714                        10,911
11/30/1994            10,409                        10,714
12/31/1994            10,692                        10,950
1/31/1995             11,059                        11,263
2/28/1995             11,402                        11,590
3/31/1995             11,535                        11,723
4/30/1995             11,501                        11,737
5/31/1995             11,810                        12,112
6/30/1995             11,634                        12,006
7/31/1995             11,670                        12,119
8/31/1995             11,820                        12,273
9/30/1995             11,891                        12,351
10/31/1995            12,127                        12,530
11/30/1995            12,400                        12,739
12/31/1995            12,542                        12,861
1/31/1996             12,602                        12,958
2/29/1996             12,420                        12,870
3/31/1996             12,236                        12,706
4/30/1996             12,187                        12,670
5/31/1996             12,196                        12,665
6/30/1996             12,334                        12,803
7/31/1996             12,477                        12,919
8/31/1996             12,401                        12,916
9/30/1996             12,600                        13,097
10/31/1996            12,734                        13,245
11/30/1996            12,933                        13,487
12/31/1996            12,857                        13,430
1/31/1997             12,893                        13,456
2/28/1997             13,011                        13,579
3/31/1997             12,852                        13,398
4/30/1997             12,924                        13,510
5/31/1997             13,114                        13,714
6/30/1997             13,243                        13,860
7/31/1997             13,548                        14,244
8/31/1997             13,445                        14,110
9/30/1997             13,574                        14,277
10/31/1997            13,663                        14,370
11/30/1997            13,744                        14,454
12/31/1997            13,923                        14,665
1/31/1998             14,040                        14,816
2/28/1998             14,069                        14,821
3/31/1998             14,102                        14,834
4/30/1998             14,006                        14,767
5/31/1998             14,231                        15,000
6/30/1998             14,270                        15,060
7/31/1998             14,295                        15,097
8/31/1998             14,514                        15,331
9/30/1998             14,632                        15,522
10/31/1998            14,587                        15,521
11/30/1998            14,641                        15,576
12/31/1998            14,634                        15,615
1/31/1999             14,769                        15,801
2/28/1999             14,671                        15,732
3/31/1999             14,689                        15,753
4/30/1999             14,714                        15,793
5/31/1999             14,643                        15,701
6/30/1999             14,190                        15,475
7/31/1999             14,185                        15,532
8/31/1999             13,987                        15,407
9/30/1999             13,940                        15,414
10/31/1999            13,666                        15,247
11/30/1999            13,748                        15,409
12/31/1999            13,572                        15,294
1/31/2000             13,460                        15,227
2/29/2000             13,654                        15,404
3/31/2000             13,967                        15,741
4/30/2000             13,866                        15,648
5/31/2000             13,756                        15,566
6/30/2000             14,105                        15,979
7/31/2000             14,281                        16,201
8/31/2000             14,452                        16,451
9/30/2000             14,360                        16,365
10/31/2000            14,477                        16,544
11/30/2000            14,547                        16,669
12/31/2000            14,963                        17,081
1/31/2001             15,007                        17,250
2/28/2001             15,123                        17,305
3/31/2001             15,282                        17,460
4/30/2001             15,067                        17,271
5/31/2001             15,243                        17,457
6/30/2001             15,377                        17,574
7/31/2001             15,651                        17,834
8/31/2001             15,954                        18,128

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.27% of the total dividends paid by the Fund from net investment income during the year ended August 31, 2001 is designated as an exempt-interest dividend.

* Source: TowersData, Bethesda, MD. Investment operations commenced on 10/2/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in NAV with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 2/14/94 at net asset value would have grown to $14,192 on August 31, 2001; $13,517, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

EATON VANCE TENNESSEE MUNICIPALS FUND AS OF AUGUST 31, 2001

INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON]

Cynthia J. Clemson
Portfolio Manager

MANAGEMENT DISCUSSION

- The Tennessee economy has felt the impact of sluggish demand in recent months, with the announcement of layoffs at a range of manufacturers and textile plants. On a brighter note, major construction activity continued on the building of new auto assembly plants. The state's August 2001 jobless rate was 4.1%, a modest increase from 4.0% a year ago.

- Industrial development revenue bonds provided financing for economic initiatives and a source of income for the Portfolio. In a slowing economy, the Portfolio's investments included defensive issues for Tyson Foods and Kimberly-Clark Corp., a leading producer of tissue-grade paper products.

- Housing issues maintained a significant profile in the Portfolio. Management found opportunities in issues of the Tennessee Housing Development Agency as well as some local issuers of multi-family housing bonds.

- Insured* electric utilities represented a sizeable portion of the Portfolio. As the state has continued to experience fairly strong population growth, local utilities have encountered increasing demand for electric power. Management continued its efforts to diversify the Portfolio's investments across a broad range of sectors. In addition, management continued to upgrade call protection in order to protect against untimely calls and improve the Portfolio's appreciation potential.

THE FUND

- During the year ended August 31, 2001, the Fund's Class A and Class B shares had total returns of 9.94% and 9.09%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.92 on August 31, 2001 from $9.48 on August 31, 2000, and the reinvestment of $0.478 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.80 from $10.32, and the reinvestment of $0.437 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on August 31, 2001 of $9.92 per share for Class A and $10.80 per share for Class B, the Fund's distribution rates were 4.82% and 4.07%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.42% and 7.11%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at August 31, 2001 were 4.10% and 3.56%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.16% and 6.22%, respectively.(4)

RATING DISTRIBUTION(6)

A                                    16.0%
AA                                   21.2%
AAA                                  48.5%
BBB                                   9.8%
NON-RATED                             4.5%

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 42.75% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.
(6) Rating Distribution is as of 8/31/01 only and may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3%
     - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. *Private insurance does not decrease the risk of loss of principal associated with this investment.

FUND INFORMATION
AS OF AUGUST 31, 2001

PERFORMANCE(7)                                         CLASS A   CLASS B
Average Annual Total Returns (at net asset value)
One Year                                                9.94%     9.09%
Five Years                                              6.49      5.63
Life of Fund+                                           5.08      5.72

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year                                                4.75%     4.09%
Five Years                                              5.45      5.31
Life of Fund+                                           4.42      5.72

+    Inception date: Class A: 12/9/93; Class B: 8/25/92

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TENNESSEE MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX-Registered Trademark-.

AUGUST 31, 1992 - AUGUST 31, 2001

                      EATON VANCE TENNESSEE         LEHMAN BROTHERS
                      MUNICIPALS FUND               MUNICIPAL BOND
DATE                  CLASS B                       INDEX
8/31/1992             10,000                        10,000
9/30/1992             9,970                         10,065
10/31/1992            9,709                         9,966
11/30/1992            10,110                        10,145
12/31/1992            10,276                        10,249
1/31/1993             10,437                        10,368
2/28/1993             10,865                        10,743
3/31/1993             10,733                        10,629
4/30/1993             10,906                        10,736
5/31/1993             11,008                        10,797
6/30/1993             11,242                        10,977
7/31/1993             11,238                        10,991
8/31/1993             11,520                        11,220
9/30/1993             11,662                        11,348
10/31/1993            11,657                        11,370
11/30/1993            11,505                        11,270
12/31/1993            11,767                        11,508
1/31/1994             11,917                        11,639
2/28/1994             11,551                        11,338
3/31/1994             10,876                        10,876
4/30/1994             10,904                        10,968
5/31/1994             11,021                        11,063
6/30/1994             10,914                        10,995
7/31/1994             11,174                        11,197
8/31/1994             11,203                        11,236
9/30/1994             10,963                        11,071
10/31/1994            10,633                        10,874
11/30/1994            10,309                        10,678
12/31/1994            10,637                        10,913
1/31/1995             11,073                        11,225
2/28/1995             11,485                        11,551
3/31/1995             11,550                        11,684
4/30/1995             11,519                        11,698
5/31/1995             11,862                        12,071
6/30/1995             11,642                        11,965
7/31/1995             11,714                        12,079
8/31/1995             11,889                        12,232
9/30/1995             11,960                        12,309
10/31/1995            12,197                        12,488
11/30/1995            12,469                        12,696
12/31/1995            12,648                        12,817
1/31/1996             12,673                        12,914
2/29/1996             12,517                        12,827
3/31/1996             12,335                        12,663
4/30/1996             12,311                        12,627
5/31/1996             12,322                        12,623
6/30/1996             12,435                        12,760
7/31/1996             12,552                        12,876
8/31/1996             12,502                        12,873
9/30/1996             12,700                        13,053
10/31/1996            12,820                        13,200
11/30/1996            13,030                        13,442
12/31/1996            12,980                        13,385
1/31/1997             12,978                        13,410
2/28/1997             13,094                        13,534
3/31/1997             12,936                        13,353
4/30/1997             13,058                        13,465
5/31/1997             13,232                        13,668
6/30/1997             13,359                        13,813
7/31/1997             13,725                        14,196
8/31/1997             13,621                        14,063
9/30/1997             13,735                        14,229
10/31/1997            13,809                        14,321
11/30/1997            13,900                        14,405
12/31/1997            14,076                        14,616
1/31/1998             14,164                        14,766
2/28/1998             14,178                        14,771
3/31/1998             14,209                        14,784
4/30/1998             14,125                        14,717
5/31/1998             14,320                        14,950
6/30/1998             14,331                        15,009
7/31/1998             14,353                        15,047
8/31/1998             14,555                        15,279
9/30/1998             14,698                        15,469
10/31/1998            14,653                        15,469
11/30/1998            14,720                        15,523
12/31/1998            14,728                        15,562
1/31/1999             14,848                        15,748
2/28/1999             14,805                        15,679
3/31/1999             14,808                        15,700
4/30/1999             14,859                        15,739
5/31/1999             14,801                        15,648
6/30/1999             14,586                        15,423
7/31/1999             14,593                        15,479
8/31/1999             14,382                        15,355
9/30/1999             14,320                        15,362
10/31/1999            14,131                        15,195
11/30/1999            14,239                        15,357
12/31/1999            14,091                        15,242
1/31/2000             13,978                        15,176
2/29/2000             14,183                        15,352
3/31/2000             14,476                        15,688
4/30/2000             14,402                        15,595
5/31/2000             14,220                        15,514
6/30/2000             14,635                        15,925
7/31/2000             14,850                        16,147
8/31/2000             15,075                        16,396
9/30/2000             14,982                        16,310
10/31/2000            15,139                        16,488
11/30/2000            15,207                        16,613
12/31/2000            15,614                        17,023
1/31/2001             15,700                        17,192
2/28/2001             15,783                        17,247
3/31/2001             15,892                        17,401
4/30/2001             15,680                        17,213
5/31/2001             15,852                        17,398
6/30/2001             15,954                        17,514
7/31/2001             16,192                        17,774
8/31/2001             16,445                        18,067

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.74% of the total dividends paid by the Fund from net investment income during the year ended August 31, 2001 is designated as an exempt-interest dividend. 14


* Source: TowersData, Bethesda, MD. Investment operations commenced on 8/25/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in NAV with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/9/93 at net asset value would have grown to $14,666 on August 31, 2001; $13,968, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

EATON VANCE VIRGINIA MUNICIPALS FUND AS OF AUGUST 31, 2001

INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH]

Robert B. MacIntosh
Portfolio Manager

MANAGEMENT DISCUSSION

- Virginia's torrid economy has moderated, although the state continues to benefit from from its large concentration of federal government jobs. However, the technology sector has suffered from the scaling back of technology purchases by business customers. The state's August 2001 jobless rate was 2.9%, up from 2.2% a year ago.

- Insured* water and sewer bonds constituted the Portfolio's large sector weighting. Virginia`s diversified economy has attracted a large population influx, creating the need for infrastructural upgrades. As communities have faced increasing demand, the issuance of water and sewer bonds has risen commensurately.

- Industrial development revenue bonds provided financing for economic initiatives and above-average coupons. In a weaker economic climate, the Portfolio's investments included non-cyclical issues, including the nation's leading brewer, Anheuser-Busch.

- Management also found some potential opportunities in Puerto Rico bonds. The Portfolio's Puerto Rico holdings included issues for infrastructure repair, electric utilities, and transportation bonds.

- Management continued its efforts to improve the Portfolio's call protection. With the decline of interest rates from their highs earlier in the decade, many bonds are now approaching call dates. Call protection has therefore become an increasingly important strategic consideration.

THE FUND

- During the year ended August 31, 2001, the Fund's Class A and Class B shares had total returns of 10.66% and 9.86%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.70 on August 31, 2001 from $9.22 on August 31, 2000, and the reinvestment of $0.476 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.73 from $10.20, and the reinvestment of $0.451 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on August 31, 2001 of $9.70 per share for Class A and $10.73 per share for Class B, the Fund's distribution rates were 4.79% and 4.06%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.34% and 7.07%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at August 31, 2001 were 4.23% and 3.69%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.37% and 6.43%, respectively.(4)

RATING DISTRIBUTION(6)

A                                    11.3%
AA                                   16.5%
AAA                                  54.6%
BB                                    1.9%
BBB                                   8.5%
NON-RATED                             7.2%

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 42.60% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.
(6) Rating Distribution is as of 8/31/01 only and may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3%
     - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. *Private insurance does not decrease the risk of loss of principal associated with this investment.

FUND INFORMATION
AS OF AUGUST 31, 2001

PERFORMANCE(7)                                       CLASS A   CLASS B
Average Annual Total Returns (at net asset value)
One Year                                             10.66%     9.86%
Five Years                                            6.22      5.43
Ten Years                                             N.A.      5.72
Life of Fund+                                         4.90      5.76


SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year                                              5.40%     4.86%
Five Years                                            5.20      5.11
Ten Years                                             N.A.      5.72
Life of Fund+                                         4.24      5.76

+    Inception date: Class A: 12/17/93; Class B: 7/26/91

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE VIRGINIA MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX-Registered Trademark-.

AUGUST 31, 1991 - AUGUST 31, 2001

                      EATON VANCE VIRGINIA          LEHMAN BROTHERS
                      MUNICIPALS FUND               MUNICIPAL BOND
DATE                  CLASS B                       INDEX
8/31/1991             10,000                        10,000
9/30/1991             10,181                        10,130
10/31/1991            10,292                        10,221
11/30/1991            10,287                        10,250
12/31/1991            10,571                        10,470
1/31/1992             10,522                        10,494
2/29/1992             10,533                        10,497
3/31/1992             10,480                        10,501
4/30/1992             10,596                        10,595
5/31/1992             10,745                        10,719
6/30/1992             10,948                        10,899
7/31/1992             11,349                        11,226
8/31/1992             11,135                        11,117
9/30/1992             11,113                        11,189
10/31/1992            10,805                        11,079
11/30/1992            11,196                        11,278
12/31/1992            11,324                        11,393
1/31/1993             11,447                        11,525
2/28/1993             11,900                        11,942
3/31/1993             11,743                        11,816
4/30/1993             11,877                        11,935
5/31/1993             11,914                        12,002
6/30/1993             12,101                        12,203
7/31/1993             12,089                        12,218
8/31/1993             12,339                        12,473
9/30/1993             12,483                        12,615
10/31/1993            12,479                        12,639
11/30/1993            12,330                        12,528
12/31/1993            12,634                        12,792
1/31/1994             12,773                        12,938
2/28/1994             12,409                        12,603
3/31/1994             11,811                        12,090
4/30/1994             11,854                        12,193
5/31/1994             11,898                        12,298
6/30/1994             11,762                        12,223
7/31/1994             11,945                        12,447
8/31/1994             11,990                        12,490
9/30/1994             11,820                        12,307
10/31/1994            11,519                        12,089
11/30/1994            11,201                        11,870
12/31/1994            11,514                        12,131
1/31/1995             11,916                        12,478
2/28/1995             12,316                        12,841
3/31/1995             12,447                        12,988
4/30/1995             12,426                        13,004
5/31/1995             12,816                        13,419
6/30/1995             12,583                        13,301
7/31/1995             12,623                        13,427
8/31/1995             12,783                        13,598
9/30/1995             12,871                        13,684
10/31/1995            13,122                        13,882
11/30/1995            13,399                        14,113
12/31/1995            13,588                        14,249
1/31/1996             13,640                        14,356
2/29/1996             13,449                        14,259
3/31/1996             13,231                        14,077
4/30/1996             13,193                        14,037
5/31/1996             13,218                        14,032
6/30/1996             13,350                        14,185
7/31/1996             13,448                        14,313
8/31/1996             13,382                        14,310
9/30/1996             13,605                        14,510
10/31/1996            13,719                        14,674
11/30/1996            13,955                        14,943
12/31/1996            13,889                        14,880
1/31/1997             13,847                        14,908
2/28/1997             13,970                        15,045
3/31/1997             13,776                        14,844
4/30/1997             13,933                        14,968
5/31/1997             14,132                        15,194
6/30/1997             14,254                        15,355
7/31/1997             14,643                        15,781
8/31/1997             14,493                        15,633
9/30/1997             14,629                        15,818
10/31/1997            14,723                        15,920
11/30/1997            14,809                        16,014
12/31/1997            15,010                        16,247
1/31/1998             15,133                        16,415
2/28/1998             15,122                        16,420
3/31/1998             15,170                        16,434
4/30/1998             15,070                        16,360
5/31/1998             15,320                        16,619
6/30/1998             15,333                        16,685
7/31/1998             15,345                        16,726
8/31/1998             15,561                        16,985
9/30/1998             15,685                        17,197
10/31/1998            15,639                        17,196
11/30/1998            15,712                        17,257
12/31/1998            15,707                        17,300
1/31/1999             15,850                        17,506
2/28/1999             15,807                        17,429
3/31/1999             15,769                        17,453
4/30/1999             15,826                        17,497
5/31/1999             15,724                        17,396
6/30/1999             15,514                        17,145
7/31/1999             15,510                        17,208
8/31/1999             15,289                        17,070
9/30/1999             15,211                        17,077
10/31/1999            14,925                        16,892
11/30/1999            15,043                        17,072
12/31/1999            14,828                        16,944
1/31/2000             14,682                        16,870
2/29/2000             14,932                        17,067
3/31/2000             15,308                        17,439
4/30/2000             15,203                        17,336
5/31/2000             15,043                        17,246
6/30/2000             15,441                        17,703
7/31/2000             15,643                        17,950
8/31/2000             15,870                        18,226
9/30/2000             15,744                        18,131
10/31/2000            15,852                        18,329
11/30/2000            15,959                        18,468
12/31/2000            16,475                        18,924
1/31/2001             16,506                        19,112
2/28/2001             16,646                        19,172
3/31/2001             16,813                        19,344
4/30/2001             16,556                        19,134
5/31/2001             16,756                        19,341
6/30/2001             16,880                        19,470
7/31/2001             17,133                        19,758
8/31/2001             17,435                        20,084

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 95.69% of the total dividends paid by the Fund from net investment income during the year ended August 31, 2001 is designated as an exempt-interest dividend.

* Source: TowersData, Bethesda, MD. Investment operations commenced on 7/26/91. The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in NAV with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/17/93 at net asset value would have grown to $14,457 on August 31, 2001; $13,768, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2001

                                ALABAMA FUND  ARKANSAS FUND  GEORGIA FUND  KENTUCKY FUND
----------------------------------------------------------------------------------------
Assets
----------------------------------------------------------------------------------------
Investment in Municipals
   Portfolio --
   Identified cost              $60,155,894    $39,833,815   $60,241,391    $76,375,030
   Unrealized appreciation        4,115,327      2,828,141     3,431,086      3,446,006
----------------------------------------------------------------------------------------
TOTAL INVESTMENT IN PORTFOLIO,
   AT VALUE                     $64,271,221    $42,661,956   $63,672,477    $79,821,036
----------------------------------------------------------------------------------------
Receivable for Fund shares
   sold                         $    44,874    $   162,914   $     5,787    $    65,613
----------------------------------------------------------------------------------------
TOTAL ASSETS                    $64,316,095    $42,824,870   $63,678,264    $79,886,649
----------------------------------------------------------------------------------------

Liabilities
----------------------------------------------------------------------------------------
Payable for Fund shares
   redeemed                     $   108,593    $   489,680   $     8,036    $    38,818
Dividends payable                   126,823         85,217       137,806        137,985
Payable to affiliate for
   Trustees' fees                        --            155            20          1,072
Payable to affiliate for
   service fees                      19,791         14,250        21,353         26,741
Accrued expenses                     22,813         14,624        19,190         36,810
----------------------------------------------------------------------------------------
TOTAL LIABILITIES               $   278,020    $   603,926   $   186,405    $   241,426
----------------------------------------------------------------------------------------
NET ASSETS                      $64,038,075    $42,220,944   $63,491,859    $79,645,223
----------------------------------------------------------------------------------------

Sources of Net Assets
----------------------------------------------------------------------------------------
Paid-in capital                 $61,471,942    $41,368,856   $65,889,490    $77,862,973
Accumulated net realized loss
   from Portfolio (computed on
   the basis of identified
   cost)                         (1,422,371)    (1,938,051)   (5,690,911)    (1,525,771)
Accumulated distributions in
   excess of net investment
   income                          (126,823)       (38,002)     (137,806)      (137,985)
Net unrealized appreciation
   from Portfolio (computed on
   the basis of identified
   cost)                          4,115,327      2,828,141     3,431,086      3,446,006
----------------------------------------------------------------------------------------
TOTAL                           $64,038,075    $42,220,944   $63,491,859    $79,645,223
----------------------------------------------------------------------------------------

Class A Shares
----------------------------------------------------------------------------------------
NET ASSETS                      $ 6,256,114    $ 5,161,873   $ 8,440,691    $ 7,645,158
SHARES OUTSTANDING                  628,059        518,451       890,650        804,906
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)     $      9.96    $      9.96   $      9.48    $      9.50
MAXIMUM OFFERING PRICE PER
   SHARE
   (100  DIVIDED BY 95.25 of
      net asset value per
      share)                    $     10.46    $     10.46   $      9.95    $      9.97
----------------------------------------------------------------------------------------

Class B Shares
----------------------------------------------------------------------------------------
NET ASSETS                      $57,781,961    $37,059,071   $55,051,168    $72,000,065
SHARES OUTSTANDING                5,272,504      3,465,465     5,437,653      7,027,803
NET ASSET VALUE, OFFERING
   PRICE AND REDEMPTION PRICE
   PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)     $     10.96    $     10.69   $     10.12    $     10.25
----------------------------------------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2001

                                LOUISIANA FUND  MARYLAND FUND  MISSOURI FUND  NORTH CAROLINA FUND
-------------------------------------------------------------------------------------------------
Assets
-------------------------------------------------------------------------------------------------
Investment in Municipals
   Portfolio --
   Identified cost               $27,162,545     $81,579,005    $53,044,212      $ 92,800,712
   Unrealized appreciation         1,992,393       1,218,031      4,504,156         8,223,813
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT IN PORTFOLIO,
   AT VALUE                      $29,154,938     $82,797,036    $57,548,368      $101,024,525
-------------------------------------------------------------------------------------------------
Receivable for Fund shares
   sold                          $   100,000     $    83,219    $    11,113      $     38,240
Prepaid expenses                          --              --             --             1,553
-------------------------------------------------------------------------------------------------
TOTAL ASSETS                     $29,254,938     $82,880,255    $57,559,481      $101,064,318
-------------------------------------------------------------------------------------------------
Liabilities
-------------------------------------------------------------------------------------------------
Payable for Fund shares
   redeemed                      $    49,905     $   566,777    $     2,150      $    147,166
Dividends payable                     49,539         139,567        118,466           195,856
Payable to affiliate for
   Trustees' fees                         59              40            873                40
Payable to affiliate for
   service fees                        9,694          27,909         19,223            31,353
Accrued expenses                       7,015          24,313         13,456            26,158
-------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                $   116,212     $   758,606    $   154,168      $    400,573
-------------------------------------------------------------------------------------------------
NET ASSETS                       $29,138,726     $82,121,649    $57,405,313      $100,663,745
-------------------------------------------------------------------------------------------------
Sources of Net Assets
-------------------------------------------------------------------------------------------------
Paid-in capital                  $29,872,817     $81,212,467    $53,487,088      $100,304,709
Accumulated net realized loss
   from Portfolio (computed on
   the basis of
   identified cost)               (2,676,945)       (441,083)      (870,161)       (7,668,921)
Accumulated undistributed
   (distributions in excess
   of) net investment income         (49,539)        132,234        284,230          (195,856)
Net unrealized appreciation
   from Portfolio (computed on
   the basis of
   identified cost)                1,992,393       1,218,031      4,504,156         8,223,813
-------------------------------------------------------------------------------------------------
TOTAL                            $29,138,726     $82,121,649    $57,405,313      $100,663,745
-------------------------------------------------------------------------------------------------
Class A Shares
-------------------------------------------------------------------------------------------------
NET ASSETS                       $ 5,554,545     $ 6,331,490    $ 4,378,327      $  7,917,194
SHARES OUTSTANDING                   565,994         652,785        432,378           818,643
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)      $      9.81     $      9.70    $     10.13      $       9.67
MAXIMUM OFFERING PRICE PER
   SHARE
   (100  DIVIDED BY 95.25 of
      net asset value per
      share)                     $     10.30     $     10.18    $     10.64      $      10.15
-------------------------------------------------------------------------------------------------
Class B Shares
-------------------------------------------------------------------------------------------------
NET ASSETS                       $23,584,181     $75,790,159    $53,026,986      $ 92,746,551
SHARES OUTSTANDING                 2,272,912       7,163,134      4,739,987         8,924,483
NET ASSET VALUE, OFFERING
   PRICE AND REDEMPTION PRICE
   PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)      $     10.38     $     10.58    $     11.19      $      10.39
-------------------------------------------------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2001

                                OREGON FUND  SOUTH CAROLINA FUND  TENNESSEE FUND  VIRGINIA FUND
-----------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------
Investment in Municipals
   Portfolio --
   Identified cost              $79,019,789      $37,357,130       $44,319,095    $112,812,038
   Unrealized appreciation        4,931,323        2,464,302         3,049,854       9,291,001
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT IN PORTFOLIO,
   AT VALUE                     $83,951,112      $39,821,432       $47,368,949    $122,103,039
-----------------------------------------------------------------------------------------------
Receivable for Fund shares
   sold                         $   230,466      $    28,101       $    54,791    $     18,089
-----------------------------------------------------------------------------------------------
TOTAL ASSETS                    $84,181,578      $39,849,533       $47,423,740    $122,121,128
-----------------------------------------------------------------------------------------------

Liabilities
-----------------------------------------------------------------------------------------------
Payable for Fund shares
   redeemed                     $   148,061      $   133,683       $   109,009    $    286,430
Dividends payable                   160,431           73,985            83,967         221,273
Payable to affiliate for
   Trustees' fees                       873               28                88              24
Payable to affiliate for
   service fees                      28,106           13,180            15,673          40,759
Accrued expenses                     18,880           13,968            11,398          42,129
-----------------------------------------------------------------------------------------------
TOTAL LIABILITIES               $   356,351      $   234,844       $   220,135    $    590,615
-----------------------------------------------------------------------------------------------
NET ASSETS                      $83,825,227      $39,614,689       $47,203,605    $121,530,513
-----------------------------------------------------------------------------------------------

Sources of Net Assets
-----------------------------------------------------------------------------------------------
Paid-in capital                 $82,490,669      $40,882,813       $45,440,819    $117,785,992
Accumulated net realized loss
   from Portfolio (computed on
   the basis of
   identified cost)              (3,577,198)      (3,739,852)       (1,367,006)     (5,325,207)
Accumulated undistributed
   (distributions in excess
   of) net investment income        (19,567)           7,426            79,938        (221,273)
Net unrealized appreciation
   from Portfolio (computed on
   the basis of
   identified cost)               4,931,323        2,464,302         3,049,854       9,291,001
-----------------------------------------------------------------------------------------------
TOTAL                           $83,825,227      $39,614,689       $47,203,605    $121,530,513
-----------------------------------------------------------------------------------------------

Class A Shares
-----------------------------------------------------------------------------------------------
NET ASSETS                      $ 5,366,820      $ 4,236,219       $ 4,653,814    $  7,163,751
SHARES OUTSTANDING                  552,311          436,191           469,165         738,667
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)     $      9.72      $      9.71       $      9.92    $       9.70
MAXIMUM OFFERING PRICE PER
   SHARE
   (100  DIVIDED BY 95.25 of
      net asset value per
      share)                    $     10.20      $     10.19       $     10.41    $      10.18
-----------------------------------------------------------------------------------------------

Class B Shares
-----------------------------------------------------------------------------------------------
NET ASSETS                      $78,458,407      $35,378,470       $42,549,791    $114,366,762
SHARES OUTSTANDING                7,381,689        3,433,936         3,939,338      10,659,186
NET ASSET VALUE, OFFERING
   PRICE AND REDEMPTION PRICE
   PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)     $     10.63      $     10.30       $     10.80    $      10.73
-----------------------------------------------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2001

                                ALABAMA FUND  ARKANSAS FUND  GEORGIA FUND  KENTUCKY FUND
----------------------------------------------------------------------------------------
Investment Income
----------------------------------------------------------------------------------------
Interest allocated from
   Portfolio                     $3,715,117    $2,445,185     $3,703,085    $4,484,360
Expenses allocated from
   Portfolio                       (285,200)     (153,963)      (263,527)     (352,634)
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM
   PORTFOLIO                     $3,429,917    $2,291,222     $3,439,558    $4,131,726
----------------------------------------------------------------------------------------

Expenses
----------------------------------------------------------------------------------------
Trustees fees and expenses       $    2,132    $      367     $    2,139    $    3,191
Distribution and service fees
   Class A                           11,408         9,781         16,153        13,904
   Class B                          560,173       348,229        517,976       688,942
Legal and accounting services        17,206        15,554         16,260        18,014
Printing and postage                  7,303         6,495          8,548        10,663
Custodian fee                         8,713         6,422          9,414        18,681
Transfer and dividend
   disbursing agent fees             60,975        36,772         51,441        67,458
Registration fees                     1,706         4,507            504         1,303
Miscellaneous                         8,623         6,817          9,680        10,770
----------------------------------------------------------------------------------------
TOTAL EXPENSES                   $  678,239    $  434,944     $  632,115    $  832,926
----------------------------------------------------------------------------------------

NET INVESTMENT INCOME            $2,751,678    $1,856,278     $2,807,443    $3,298,800
----------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from
Portfolio
----------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)    $  338,553    $   (7,331)    $   98,919    $  583,472
   Financial futures contracts      (49,461)           --       (130,133)      (54,644)
----------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)         $  289,092    $   (7,331)    $  (31,214)   $  528,828
----------------------------------------------------------------------------------------
Change in unrealized
   appreciation
   (depreciation) --
   Investments (identified
      cost basis)                $3,377,400    $1,890,453     $3,159,485    $2,699,197
   Financial futures contracts         (575)           --         (7,190)         (639)
----------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)   $3,376,825    $1,890,453     $3,152,295    $2,698,558
----------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN                          $3,665,917    $1,883,122     $3,121,081    $3,227,386
----------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS               $6,417,595    $3,739,400     $5,928,524    $6,526,186
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2001

                                LOUISIANA FUND  MARYLAND FUND  MISSOURI FUND  NORTH CAROLINA FUND
-------------------------------------------------------------------------------------------------
Investment Income
-------------------------------------------------------------------------------------------------
Interest allocated from
   Portfolio                      $1,595,449     $4,686,805     $3,492,049        $5,952,584
Expenses allocated from
   Portfolio                        (112,907)      (346,122)      (247,123)         (474,714)
-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM
   PORTFOLIO                      $1,482,542     $4,340,683     $3,244,926        $5,477,870
-------------------------------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------------------------------
Trustees fees and expenses        $      271     $    2,159     $    2,992        $    4,278
Distribution and service fees
   Class A                             9,796          8,544          8,408            16,879
   Class B                           218,656        734,068        504,278           888,259
Legal and accounting services         22,994         16,916         20,929            17,832
Printing and postage                   2,787         11,313          7,370            15,991
Custodian fee                          4,169          9,571          8,301            11,678
Transfer and dividend
   disbursing agent fees              24,148         68,959         45,210            83,683
Registration fees                         --          2,800          1,601               500
Miscellaneous                          3,799         12,270         11,150            16,204
-------------------------------------------------------------------------------------------------
TOTAL EXPENSES                    $  286,620     $  866,600     $  610,239        $1,055,304
-------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME             $1,195,922     $3,474,083     $2,634,687        $4,422,566
-------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from
Portfolio
-------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)     $   45,180     $ (338,541)    $ (114,229)       $1,669,095
   Financial futures contracts      (207,337)       (54,331)      (135,703)         (502,622)
   Interest rate swap
      contracts                           --             --             --           (45,746)
-------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)          $ (162,157)    $ (392,872)    $ (249,932)       $1,120,727
-------------------------------------------------------------------------------------------------
Change in unrealized
   appreciation
   (depreciation) --
   Investments (identified
      cost basis)                 $1,875,819     $4,722,692     $3,526,729        $3,138,832
   Financial futures contracts        (1,732)          (639)        (7,190)           (3,515)
   Interest rate swap
      contracts                           --             --             --           (18,371)
-------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)    $1,874,087     $4,722,053     $3,519,539        $3,116,946
-------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN                           $1,711,930     $4,329,181     $3,269,607        $4,237,673
-------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                $2,907,852     $7,803,264     $5,904,294        $8,660,239
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2001

                                OREGON FUND  SOUTH CAROLINA FUND  TENNESSEE FUND  VIRGINIA FUND
-----------------------------------------------------------------------------------------------
Investment Income
-----------------------------------------------------------------------------------------------
Interest allocated from
   Portfolio                    $4,900,315       $2,146,253         $2,616,105     $ 6,754,545
Expenses allocated from
   Portfolio                      (388,831)        (123,605)          (167,624)       (553,702)
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM
   PORTFOLIO                    $4,511,484       $2,022,648         $2,448,481     $ 6,200,843
-----------------------------------------------------------------------------------------------

Expenses
-----------------------------------------------------------------------------------------------
Trustees fees and expenses      $    2,992       $      170         $      299     $     4,122
Distribution and service fees
   Class A                           8,637            5,152              7,737           9,705
   Class B                         742,812          318,994            393,339       1,065,110
Legal and accounting services       16,663           15,053             15,614          19,335
Printing and postage                 8,977            6,035              4,891          13,624
Custodian fee                       11,723            4,349              6,824          27,052
Transfer and dividend
   disbursing agent fees            62,741           24,220             34,026         100,335
Registration fees                    5,502              521              1,600           1,106
Miscellaneous                       12,579            5,746              6,464          17,303
-----------------------------------------------------------------------------------------------
TOTAL EXPENSES                  $  872,626       $  380,240         $  470,794     $ 1,257,692
-----------------------------------------------------------------------------------------------

NET INVESTMENT INCOME           $3,638,858       $1,642,408         $1,977,687     $ 4,943,151
-----------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from
Portfolio
-----------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)   $ (294,985)      $ (258,557)        $  317,833     $  (484,288)
   Financial futures contracts          --           30,135            (96,134)       (811,198)
   Interest rate swap
      contracts                         --               --                 --         (45,480)
-----------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)        $ (294,985)      $ (228,422)        $  221,699     $(1,340,966)
-----------------------------------------------------------------------------------------------
Change in unrealized
   appreciation
   (depreciation) --
   Investments (identified
      cost basis)               $3,277,276       $2,246,398         $1,816,881     $ 7,527,990
   Financial futures contracts          --             (915)            (5,229)         (5,041)
   Interest rate swap
      contracts                         --               --                 --         (27,557)
-----------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)  $3,277,276       $2,245,483         $1,811,652     $ 7,495,392
-----------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN                         $2,982,291       $2,017,061         $2,033,351     $ 6,154,426
-----------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS              $6,621,149       $3,659,469         $4,011,038     $11,097,577
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2001

INCREASE (DECREASE) IN NET ASSETS  ALABAMA FUND  ARKANSAS FUND  GEORGIA FUND  KENTUCKY FUND
-------------------------------------------------------------------------------------------
From operations --
   Net investment income           $ 2,751,678    $ 1,856,278   $ 2,807,443   $  3,298,800
   Net realized gain (loss)            289,092         (7,331)      (31,214)       528,828
   Net change in unrealized
      appreciation (depreciation)    3,376,825      1,890,453     3,152,295      2,698,558
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                      $ 6,417,595    $ 3,739,400   $ 5,928,524   $  6,526,186
-------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                      $  (280,096)   $  (253,311)  $  (417,237)  $   (333,695)
      Class B                       (2,470,328)    (1,571,458)   (2,390,206)    (2,965,105)
   In excess of net investment
      income
      Class A                               --             --        (2,616)       (28,356)
      Class B                           (7,981)            --       (19,232)      (258,963)
-------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                    $(2,758,405)   $(1,824,769)  $(2,829,291)  $ (3,586,119)
-------------------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                      $   911,932    $ 1,055,557   $   948,939   $  2,061,659
      Class B                        4,226,773      1,861,916     5,033,372      3,927,739
   Net asset value of shares
      issued to shareholders in
      payment of
      distributions declared
      Class A                          125,632         41,786        52,702        291,045
      Class B                        1,041,186        831,286       971,478      1,414,267
   Cost of shares redeemed
      Class A                       (1,292,460)      (909,597)     (582,532)      (844,837)
      Class B                      (10,735,712)    (4,671,328)   (8,890,368)   (11,592,134)
-------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS         $(5,722,649)   $(1,790,380)  $(2,466,409)  $ (4,742,261)
-------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                          $(2,063,459)   $   124,251   $   632,824   $ (1,802,194)
-------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------
At beginning of year               $66,101,534    $42,096,693   $62,859,035   $ 81,447,417
-------------------------------------------------------------------------------------------
AT END OF YEAR                     $64,038,075    $42,220,944   $63,491,859   $ 79,645,223
-------------------------------------------------------------------------------------------

Accumulated distributions in excess of net
investment income included in net assets
-------------------------------------------------------------------------------------------
AT END OF YEAR                     $  (126,823)   $   (38,002)  $  (137,806)  $   (137,985)
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2001

INCREASE (DECREASE) IN NET ASSETS  LOUISIANA FUND  MARYLAND FUND  MISSOURI FUND  NORTH CAROLINA FUND
----------------------------------------------------------------------------------------------------
From operations --
   Net investment income            $ 1,195,922    $  3,474,083    $ 2,634,687      $  4,422,566
   Net realized gain (loss)            (162,157)       (392,872)      (249,932)        1,120,727
   Net change in unrealized
      appreciation (depreciation)     1,874,087       4,722,053      3,519,539         3,116,946
----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                       $ 2,907,852    $  7,803,264    $ 5,904,294      $  8,660,239
----------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                       $  (245,499)   $   (196,268)   $  (214,566)     $   (431,462)
      Class B                          (952,200)     (3,005,579)    (2,344,290)       (3,989,662)
   In excess of net investment
      income
      Class A                                --              --             --                --
      Class B                           (12,397)             --             --           (30,838)
----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                     $(1,210,096)   $ (3,201,847)   $(2,558,856)     $ (4,451,962)
----------------------------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                       $ 1,083,677    $  3,178,397    $   657,084      $  1,662,805
      Class B                         2,193,393       4,705,565      1,793,569         4,553,456
   Net asset value of shares
      issued to shareholders in
      payment of
      distributions declared
      Class A                           155,237         106,305         97,707           138,225
      Class B                           294,490       1,362,126      1,143,262         1,801,103
   Cost of shares redeemed
      Class A                          (560,673)       (409,621)      (763,696)       (6,908,018)
      Class B                        (4,069,499)    (12,894,235)    (7,531,322)      (14,731,924)
----------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS          $  (903,375)   $ (3,951,463)   $(4,603,396)     $(13,484,353)
----------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                           $   794,381    $    649,954    $(1,257,958)     $ (9,276,076)
----------------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------------
At beginning of year                $28,344,345    $ 81,471,695    $58,663,271      $109,939,821
----------------------------------------------------------------------------------------------------
AT END OF YEAR                      $29,138,726    $ 82,121,649    $57,405,313      $100,663,745
----------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
----------------------------------------------------------------------------------------------------
AT END OF YEAR                      $   (49,539)   $    132,234    $   284,230      $   (195,856)
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2001

INCREASE (DECREASE) IN NET ASSETS  OREGON FUND   SOUTH CAROLINA FUND  TENNESSEE FUND  VIRGINIA FUND
---------------------------------------------------------------------------------------------------
From operations --
   Net investment income           $  3,638,858      $ 1,642,408       $ 1,977,687    $  4,943,151
   Net realized gain (loss)            (294,985)        (228,422)          221,699      (1,340,966)
   Net change in unrealized
      appreciation (depreciation)     3,277,276        2,245,483         1,811,652       7,495,392
---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                      $  6,621,149      $ 3,659,469       $ 4,011,038    $ 11,097,577
---------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                      $   (221,121)     $  (134,272)      $  (191,135)   $   (238,752)
      Class B                        (3,412,688)      (1,517,347)       (1,726,302)     (4,704,399)
   In excess of net investment
      income
      Class A                              (365)              --                --          (5,999)
      Class B                                --               --                --        (161,749)
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                    $ (3,634,174)     $(1,651,619)      $(1,917,437)   $ (5,110,899)
---------------------------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                      $  1,892,384      $ 2,811,669       $ 1,430,214    $  3,375,004
      Class B                         4,380,497        4,084,265         3,937,923       8,544,884
   Net asset value of shares
      issued to shareholders in
      payment of distributions
      declared
      Class A                            75,361           66,310           108,776         138,036
      Class B                         1,771,459          585,588           771,938       2,257,847
   Cost of shares redeemed
      Class A                          (236,138)        (357,763)         (630,629)       (277,803)
      Class B                       (10,260,911)      (4,588,488)       (5,437,520)    (13,788,735)
---------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM FUND
   SHARE TRANSACTIONS              $ (2,377,348)     $ 2,601,581       $   180,702    $    249,233
---------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS         $    609,627      $ 4,609,431       $ 2,274,303    $  6,235,911
---------------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------------
At beginning of year               $ 83,215,600      $35,005,258       $44,929,302    $115,294,602
---------------------------------------------------------------------------------------------------
AT END OF YEAR                     $ 83,825,227      $39,614,689       $47,203,605    $121,530,513
---------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
---------------------------------------------------------------------------------------------------
AT END OF YEAR                     $    (19,567)     $     7,426       $    79,938    $   (221,273)
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2000

INCREASE (DECREASE) IN NET ASSETS  ALABAMA FUND  ARKANSAS FUND  GEORGIA FUND  KENTUCKY FUND
-------------------------------------------------------------------------------------------
From operations --
   Net investment income           $ 3,237,247   $  2,075,795   $  2,963,328  $  4,051,025
   Net realized loss                  (311,316)      (326,943)      (272,205)     (132,753)
   Net change in unrealized
      appreciation (depreciation)     (243,545)       178,231        185,594    (2,302,504)
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                      $ 2,682,386   $  1,927,083   $  2,876,717  $  1,615,768
-------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                      $  (316,264)  $   (223,468)  $   (232,992) $   (221,694)
      Class B                       (2,921,438)    (1,820,762)    (2,730,336)   (3,829,331)
   In excess of net investment
      income
      Class A                           (2,985)        (4,383)        (5,524)       (9,986)
      Class B                          (17,510)            --        (25,804)      (33,304)
-------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                    $(3,258,197)  $ (2,048,613)  $ (2,994,656) $ (4,094,315)
-------------------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                      $ 1,195,188   $  1,507,991   $  5,242,351  $  4,892,432
      Class B                        4,590,933      1,330,010      3,204,044     1,450,538
   Net asset value of shares
      issued to shareholders in
      payment of distributions
      declared
      Class A                          122,290         45,056         44,771       175,726
      Class B                        1,256,975        926,691      1,113,247     1,831,682
   Cost of shares redeemed
      Class A                       (1,294,940)      (989,038)      (369,573)     (639,852)
      Class B                      (20,866,687)   (10,846,354)   (17,244,279)  (21,176,181)
-------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS         $(14,996,241) $ (8,025,644)  $ (8,009,439) $(13,465,655)
-------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS         $(15,572,052) $ (8,147,174)  $ (8,127,378) $(15,944,202)
-------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------
At beginning of year               $81,673,586   $ 50,243,867   $ 70,986,413  $ 97,391,619
-------------------------------------------------------------------------------------------
AT END OF YEAR                     $66,101,534   $ 42,096,693   $ 62,859,035  $ 81,447,417
-------------------------------------------------------------------------------------------

Accumulated distributions in excess of net
investment income included in net assets
-------------------------------------------------------------------------------------------
AT END OF YEAR                     $  (132,782)  $    (69,511)  $   (139,178) $   (158,029)
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2000

INCREASE (DECREASE) IN NET ASSETS  LOUISIANA FUND  MARYLAND FUND  MISSOURI FUND  NORTH CAROLINA FUND
----------------------------------------------------------------------------------------------------
From operations --
   Net investment income            $ 1,362,632    $  3,542,626   $  2,883,597      $  5,436,146
   Net realized gain (loss)            (451,080)        146,315        261,360          (199,853)
   Net change in unrealized
      appreciation (depreciation)       287,755      (1,178,574)    (1,256,379)         (224,134)
----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                       $ 1,199,307    $  2,510,367   $  1,888,578      $  5,012,159
----------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                       $  (234,515)   $   (168,028)  $   (214,194)     $   (680,982)
      Class B                        (1,125,679)     (3,374,598)    (2,565,772)       (4,732,391)
   In excess of net investment
      income
      Class A                                --          (2,175)            --              (369)
      Class B                                --        (115,975)            --                --
----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                     $(1,360,194)   $ (3,660,776)  $ (2,779,966)     $ (5,413,742)
----------------------------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                       $ 2,310,544    $  1,505,834   $  1,502,498      $  1,603,272
      Class B                         1,542,144       3,652,386      1,553,774         2,666,881
   Net asset value of shares
      issued to shareholders in
      payment of distributions
      declared
      Class A                           158,732         105,835        111,817           187,292
      Class B                           361,994       1,607,344      1,226,533         2,166,173
   Cost of shares redeemed
      Class A                        (2,004,636)     (1,917,029)    (2,105,315)       (1,782,858)
      Class B                        (6,507,542)    (17,226,486)   (10,896,393)      (23,305,945)
----------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS          $(4,138,764)   $(12,272,116)  $ (8,607,086)     $(18,465,185)
----------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS          $(4,299,651)   $(13,422,525)  $ (9,498,474)     $(18,866,768)
----------------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------------
At beginning of year                $32,643,996    $ 94,894,220   $ 68,161,745      $128,806,589
----------------------------------------------------------------------------------------------------
AT END OF YEAR                      $28,344,345    $ 81,471,695   $ 58,663,271      $109,939,821
----------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
----------------------------------------------------------------------------------------------------
AT END OF YEAR                      $   (52,319)   $   (140,002)  $    208,399      $   (231,732)
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2000

INCREASE (DECREASE) IN NET ASSETS  OREGON FUND   SOUTH CAROLINA FUND  TENNESSEE FUND  VIRGINIA FUND
---------------------------------------------------------------------------------------------------
From operations --
   Net investment income           $  3,911,858     $  1,766,359       $ 2,078,104    $  5,641,049
   Net realized gain (loss)            (181,612)          (5,053)            2,938         709,526
   Net change in unrealized
      appreciation (depreciation)      (192,845)        (728,586)          (60,446)     (2,392,505)
---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                      $  3,537,401     $  1,032,720       $ 2,020,596    $  3,958,070
---------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                      $   (144,764)    $    (81,558)      $  (172,091)   $   (193,548)
      Class B                        (3,755,266)      (1,711,959)       (1,835,749)     (5,447,501)
   In excess of net investment
      income
      Class A                                --               --                --          (3,080)
      Class B                                --               --                --         (79,649)
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                    $ (3,900,030)    $ (1,793,517)      $(2,007,840)   $ (5,723,778)
---------------------------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                      $  1,219,648     $    564,080       $ 1,350,945    $  2,415,547
      Class B                         6,073,341        1,911,357         2,189,616       4,744,989
   Net asset value of shares
      issued to shareholders in
      payment of distributions
      declared
      Class A                            48,171           29,848           105,691         123,210
      Class B                         1,984,260          692,651           855,090       2,606,111
   Cost of shares redeemed
      Class A                          (485,772)        (763,682)         (793,867)     (2,403,188)
      Class B                       (19,214,519)     (11,025,236)       (8,050,349)    (27,476,994)
---------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS         $(10,374,871)    $ (8,590,982)      $(4,342,874)   $(19,990,325)
---------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS         $(10,737,500)    $ (9,351,779)      $(4,330,118)   $(21,756,033)
---------------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------------
At beginning of year               $ 93,953,100     $ 44,357,037       $49,259,420    $137,050,635
---------------------------------------------------------------------------------------------------
AT END OF YEAR                     $ 83,215,600     $ 35,005,258       $44,929,302    $115,294,602
---------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
---------------------------------------------------------------------------------------------------
AT END OF YEAR                     $    (24,251)    $     16,637       $    19,688    $   (227,520)
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                 ALABAMA FUND -- CLASS A
                                  -----------------------------------------------------
                                                  YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------
                                    2001(1)        2000(1)        1999(1)        1998
---------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.410        $ 9.430        $10.040      $ 9.860
---------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------
Net investment income               $ 0.479        $ 0.481        $ 0.481      $ 0.493
Net realized and unrealized
   gain (loss)                        0.548         (0.015)        (0.599)       0.181
---------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 1.027        $ 0.466        $(0.118)     $ 0.674
---------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------
From net investment income          $(0.477)       $(0.481)       $(0.492)     $(0.494)
In excess of net investment
   income                                --         (0.005)            --           --
---------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.477)       $(0.486)       $(0.492)     $(0.494)
---------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.960        $ 9.410        $ 9.430      $10.040
---------------------------------------------------------------------------------------

TOTAL RETURN(2)                       11.22%          5.22%         (1.29)%       6.98%
---------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $ 6,256        $ 6,198        $ 6,198      $ 5,140
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         0.83%          0.81%          0.77%        0.78%
   Expenses after custodian
      fee reduction(3)                 0.81%          0.80%          0.76%        0.76%
   Net investment income               4.95%          5.26%          4.87%        4.93%
Portfolio Turnover of the
   Portfolio                             14%             8%            23%          23%
---------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                       ALABAMA FUND -- CLASS B
                                  -----------------------------------------------------------------
                                                        YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------------------
                                    2001(1)        2000(1)        1999(1)        1998        1997
---------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $10.350        $10.370        $11.040      $10.850     $10.460
---------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------
Net investment income               $ 0.444        $ 0.449        $ 0.447      $ 0.455     $ 0.469
Net realized and unrealized
   gain (loss)                        0.611         (0.017)        (0.657)       0.200       0.386
---------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 1.055        $ 0.432        $(0.210)     $ 0.655     $ 0.855
---------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------
From net investment income          $(0.444)       $(0.449)       $(0.447)     $(0.464)    $(0.465)
In excess of net investment
   income                            (0.001)        (0.003)        (0.013)      (0.001)         --
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.445)       $(0.452)       $(0.460)     $(0.465)    $(0.465)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $10.960        $10.350        $10.370      $11.040     $10.850
---------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       10.45%          4.38%         (2.02)%       6.17%       8.33%
---------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $57,782        $59,904        $75,475      $89,321     $96,154
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.58%          1.62%          1.54%        1.57%       1.60%
   Expenses after custodian
      fee reduction(3)                 1.56%          1.61%          1.53%        1.55%       1.59%
   Net investment income               4.20%          4.48%          4.11%        4.15%       4.39%
Portfolio Turnover of the
   Portfolio                             14%             8%            23%          23%         23%
---------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                ARKANSAS FUND -- CLASS A
                                  -----------------------------------------------------
                                                  YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------
                                    2001        2000(1)        1999(1)        1998(1)
---------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $ 9.520       $ 9.510        $10.070        $ 9.810
---------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------
Net investment income             $ 0.495       $ 0.489        $ 0.497        $ 0.492
Net realized and unrealized
   gain (loss)                      0.439         0.020         (0.555)         0.272
---------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $ 0.934       $ 0.509        $(0.058)       $ 0.764
---------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------
From net investment income        $(0.494)      $(0.489)       $(0.497)       $(0.492)
In excess of net investment
   income                              --        (0.010)        (0.005)        (0.012)
---------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $(0.494)      $(0.499)       $(0.502)       $(0.504)
---------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $ 9.960       $ 9.520        $ 9.510        $10.070
---------------------------------------------------------------------------------------

TOTAL RETURN(2)                     10.08%         5.62%         (0.67)%         7.95%
---------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $ 5,162       $ 4,757        $ 4,167        $ 1,286
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                       0.77%         0.84%          0.71%          0.73%
   Expenses after custodian
      fee reduction(3)               0.75%         0.83%          0.69%          0.72%
   Net investment income             5.11%         5.25%          4.94%          4.93%
Portfolio Turnover of the
   Portfolio                            9%           14%            24%            13%
---------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                      ARKANSAS FUND -- CLASS B
                                  -----------------------------------------------------------------
                                                        YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------------------
                                    2001        2000(1)        1999(1)        1998(1)        1997
---------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $10.210       $10.190        $10.800        $10.510      $10.190
---------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------
Net investment income             $ 0.453       $ 0.454        $ 0.443        $ 0.442      $ 0.445
Net realized and unrealized
   gain (loss)                      0.472         0.011         (0.605)         0.298        0.324
---------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $ 0.925       $ 0.465        $(0.162)       $ 0.740      $ 0.769
---------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------
From net investment income        $(0.445)      $(0.445)       $(0.443)       $(0.442)     $(0.445)
In excess of net investment
   income                              --            --         (0.005)        (0.008)      (0.004)
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $(0.445)      $(0.445)       $(0.448)       $(0.450)     $(0.449)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $10.690       $10.210        $10.190        $10.800      $10.510
---------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      9.27%         4.75%         (1.60)%         7.19%        7.70%
---------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $37,059       $37,340        $46,077        $54,655      $61,322
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                       1.52%         1.58%          1.56%          1.53%        1.60%
   Expenses after custodian
      fee reduction(3)               1.50%         1.57%          1.54%          1.52%        1.59%
   Net investment income             4.36%         4.56%          4.17%          4.14%        4.31%
Portfolio Turnover of the
   Portfolio                            9%           14%            24%            13%          17%
---------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                               GEORGIA FUND -- CLASS A
                                  --------------------------------------------------
                                                YEAR ENDED AUGUST 31,
                                  --------------------------------------------------
                                    2001(1)        2000        1999(1)        1998
------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.020      $ 8.990       $ 9.730      $ 9.500
------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------
Net investment income               $ 0.470      $ 0.479       $ 0.476      $ 0.476
Net realized and unrealized
   gain (loss)                        0.463        0.031        (0.730)       0.245
------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 0.933      $ 0.510       $(0.254)     $ 0.721
------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------
From net investment income          $(0.470)     $(0.469)      $(0.476)     $(0.484)
In excess of net investment
   income                            (0.003)      (0.011)       (0.010)      (0.007)
------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.473)     $(0.480)      $(0.486)     $(0.491)
------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.480      $ 9.020       $ 8.990      $ 9.730
------------------------------------------------------------------------------------

TOTAL RETURN(2)                       10.65%        6.00%        (2.78)%       7.75%
------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $ 8,441      $ 7,614       $ 2,554      $ 2,043
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         0.80%        0.79%         0.80%        0.83%
   Expenses after custodian
      fee reduction(3)                 0.77%        0.77%         0.76%        0.82%
   Net investment income               5.12%        5.29%         4.97%        4.92%
Portfolio Turnover of the
   Portfolio                              8%          13%           38%          19%
------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                     GEORGIA FUND -- CLASS B
                                  --------------------------------------------------------------
                                                      YEAR ENDED AUGUST 31,
                                  --------------------------------------------------------------
                                    2001(1)        2000        1999(1)        1998        1997
------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.630      $ 9.600       $10.380      $10.140     $ 9.810
------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------
Net investment income               $ 0.429      $ 0.426       $ 0.433      $ 0.434     $ 0.449
Net realized and unrealized
   gain (loss)                        0.493        0.039        (0.771)       0.261       0.336
------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 0.922      $ 0.465       $(0.338)     $ 0.695     $ 0.785
------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------
From net investment income          $(0.429)     $(0.431)      $(0.433)     $(0.437)    $(0.455)
In excess of net investment
   income                            (0.003)      (0.004)       (0.009)      (0.018)         --
------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.432)     $(0.435)      $(0.442)     $(0.455)    $(0.455)
------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $10.120      $ 9.630       $ 9.600      $10.380     $10.140
------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                        9.82%        5.09%        (3.44)%       7.00%       8.16%
------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $55,051      $55,245       $68,432      $84,830     $93,128
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.56%        1.58%         1.55%        1.56%       1.59%
   Expenses after custodian
      fee reduction(3)                 1.53%        1.56%         1.51%        1.55%       1.57%
   Net investment income               4.38%        4.64%         4.24%        4.22%       4.48%
Portfolio Turnover of the
   Portfolio                              8%          13%           38%          19%         13%
------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                KENTUCKY FUND -- CLASS A
                                  -----------------------------------------------------
                                                  YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------
                                    2001(1)        2000        1999(1)        1998(1)
---------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.160      $ 9.410       $ 9.910        $ 9.680
---------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------
Net investment income               $ 0.446      $ 0.498       $ 0.493        $ 0.497
Net realized and unrealized
   gain (loss)                        0.378       (0.246)       (0.491)         0.235
---------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS        $ 0.824      $ 0.252       $ 0.002        $ 0.732
---------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------
From net investment income          $(0.446)     $(0.480)      $(0.493)       $(0.497)
In excess of net investment
   income                            (0.038)      (0.022)       (0.009)        (0.005)
---------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.484)     $(0.502)      $(0.502)       $(0.502)
---------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.500      $ 9.160       $ 9.410        $ 9.910
---------------------------------------------------------------------------------------

TOTAL RETURN(2)                        9.26%        2.87%        (0.05)%         7.72%
---------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $ 7,645      $ 5,858       $ 1,387        $ 1,303
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         0.85%        0.82%         0.83%          0.83%
   Expenses after custodian
      fee reduction(3)                 0.81%        0.80%         0.81%          0.82%
   Net investment income               4.79%        5.40%         5.03%          5.05%
Portfolio Turnover of the
   Portfolio                             15%          11%           11%            15%
---------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                       KENTUCKY FUND -- CLASS B
                                  ------------------------------------------------------------------
                                                        YEAR ENDED AUGUST 31,
                                  ------------------------------------------------------------------
                                    2001(1)        2000        1999(1)        1998(1)        1997
----------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.870      $10.120       $10.660       $ 10.410      $  9.970
----------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------
Net investment income               $ 0.406      $ 0.451       $ 0.453       $  0.456      $  0.456
Net realized and unrealized
   gain (loss)                        0.416       (0.241)       (0.533)         0.254         0.435
----------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 0.822      $ 0.210       $(0.080)      $  0.710      $  0.891
----------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------
From net investment income          $(0.406)     $(0.456)      $(0.453)      $ (0.456)     $ (0.451)
In excess of net investment
   income                            (0.036)      (0.004)       (0.007)        (0.004)           --
----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.442)     $(0.460)      $(0.460)      $ (0.460)     $ (0.451)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $10.250      $ 9.870       $10.120       $ 10.660      $ 10.410
----------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                        8.56%        2.21%        (0.84)%         6.97%         9.12%
----------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $72,000      $75,590       $96,005       $111,015      $121,376
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.59%        1.62%         1.56%          1.57%         1.60%
   Expenses after custodian
      fee reduction(3)                 1.55%        1.60%         1.54%          1.56%         1.57%
   Net investment income               4.08%        4.67%         4.30%          4.32%         4.50%
Portfolio Turnover of the
   Portfolio                             15%          11%           11%            15%           28%
----------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                              LOUISIANA FUND -- CLASS A
                                  --------------------------------------------------
                                                YEAR ENDED AUGUST 31,
                                  --------------------------------------------------
                                    2001(1)        2000(1)        1999        1998
------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.240        $ 9.240      $ 9.990     $ 9.750
------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------
Net investment income               $ 0.463        $ 0.472      $ 0.486     $ 0.480
Net realized and unrealized
   gain (loss)                        0.573          0.001       (0.735)      0.294
------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 1.036        $ 0.473      $(0.249)    $ 0.774
------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------
From net investment income          $(0.466)       $(0.473)     $(0.486)    $(0.515)
In excess of net investment
   income                                --             --       (0.015)     (0.019)
------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.466)       $(0.473)     $(0.501)    $(0.534)
------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.810        $ 9.240      $ 9.240     $ 9.990
------------------------------------------------------------------------------------

TOTAL RETURN(2)                       11.51%          5.43%       (2.73)%      8.13%
------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $ 5,555        $ 4,566      $ 4,102     $ 4,886
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         0.83%          0.73%        0.63%       0.71%
   Expenses after custodian
      fee reduction(3)                 0.80%          0.69%        0.60%       0.66%
   Net investment income               4.88%          5.28%        4.93%       4.79%
Portfolio Turnover of the
   Portfolio                             14%            14%          20%         43%
------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                    LOUISIANA FUND -- CLASS B
                                  --------------------------------------------------------------
                                                      YEAR ENDED AUGUST 31,
                                  --------------------------------------------------------------
                                    2001(1)        2000(1)        1999        1998        1997
------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.770        $ 9.760      $10.570     $10.310     $ 9.960
------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------
Net investment income               $ 0.414        $ 0.424      $ 0.429     $ 0.436     $ 0.482
Net realized and unrealized
   gain (loss)                        0.615          0.008       (0.790)      0.306       0.350
------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 1.029        $ 0.432      $(0.361)    $ 0.742     $ 0.832
------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------
From net investment income          $(0.414)       $(0.422)     $(0.429)    $(0.446)    $(0.482)
In excess of net investment
   income                            (0.005)            --       (0.020)     (0.036)         --
------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.419)       $(0.422)     $(0.449)    $(0.482)    $(0.482)
------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $10.380        $ 9.770      $ 9.760     $10.570     $10.310
------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       10.78%          4.66%       (3.63)%      7.37%       8.52%
------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $23,584        $23,779      $28,542     $31,536     $31,996
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.59%          1.55%        1.47%       1.49%       1.54%
   Expenses after custodian
      fee reduction(3)                 1.56%          1.51%        1.44%       1.44%       1.52%
   Net investment income               4.14%          4.49%        4.08%       4.18%       4.74%
Portfolio Turnover of the
   Portfolio                             14%            14%          20%         43%         27%
------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                MARYLAND FUND -- CLASS A
                                  -----------------------------------------------------
                                                  YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------
                                    2001        2000(1)        1999(1)        1998(1)
---------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $ 9.160       $ 9.230        $10.050        $ 9.810
---------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------
Net investment income             $ 0.462       $ 0.445        $ 0.451        $ 0.476
Net realized and unrealized
   gain (loss)                      0.511        (0.065)        (0.785)         0.262
---------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $ 0.973       $ 0.380        $(0.334)       $ 0.738
---------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------
From net investment income        $(0.433)      $(0.444)       $(0.457)       $(0.476)
In excess of net investment
   income                              --        (0.006)        (0.029)        (0.022)
---------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $(0.433)      $(0.450)       $(0.486)       $(0.498)
---------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $ 9.700       $ 9.160        $ 9.230        $10.050
---------------------------------------------------------------------------------------

TOTAL RETURN(2)                     10.88%         4.35%         (3.47)%         7.68%
---------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $ 6,331       $ 3,200        $ 3,574        $ 1,625
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                       0.83%         0.73%          0.81%          0.82%
   Expenses after custodian
      fee reduction(3)               0.78%         0.71%          0.78%          0.78%
   Net investment income             4.99%         4.98%          4.65%          4.76%
Portfolio Turnover of the
   Portfolio                           18%            9%            31%            30%
---------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                       MARYLAND FUND -- CLASS B
                                  ------------------------------------------------------------------
                                                        YEAR ENDED AUGUST 31,
                                  ------------------------------------------------------------------
                                    2001        2000(1)        1999(1)        1998(1)        1997
----------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $10.000       $10.080        $10.980       $ 10.710      $ 10.300
----------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------
Net investment income             $ 0.431       $ 0.401        $ 0.425       $  0.441      $  0.453
Net realized and unrealized
   gain (loss)                      0.546        (0.067)        (0.874)         0.291         0.419
----------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $ 0.977       $ 0.334        $(0.449)      $  0.732      $  0.872
----------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------
From net investment income        $(0.397)      $(0.400)       $(0.425)      $ (0.447)     $ (0.462)
In excess of net investment
   income                              --        (0.014)        (0.026)        (0.015)           --
----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $(0.397)      $(0.414)       $(0.451)      $ (0.462)     $ (0.462)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $10.580       $10.000        $10.080       $ 10.980      $ 10.710
----------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      9.98%         3.50%         (4.25)%         6.98%         8.64%
----------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $75,790       $78,272        $91,321       $103,307      $105,671
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                       1.57%         1.60%          1.58%          1.56%         1.57%
   Expenses after custodian
      fee reduction(3)               1.52%         1.58%          1.55%          1.52%         1.54%
   Net investment income             4.21%         4.11%          3.98%          4.05%         4.30%
Portfolio Turnover of the
   Portfolio                           18%            9%            31%            30%           30%
----------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                            MISSOURI FUND -- CLASS A
                                  --------------------------------------------
                                             YEAR ENDED AUGUST 31,
                                  --------------------------------------------
                                    2001        2000        1999        1998
------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $ 9.550     $ 9.630     $10.270     $ 9.930
------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------
Net investment income             $ 0.520     $ 0.520     $ 0.495     $ 0.503
Net realized and unrealized
   gain (loss)                      0.561      (0.103)     (0.638)      0.334
------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $ 1.081     $ 0.417     $(0.143)    $ 0.837
------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------
From net investment income        $(0.501)    $(0.497)    $(0.497)    $(0.497)
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $(0.501)    $(0.497)    $(0.497)    $(0.497)
------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $10.130     $ 9.550     $ 9.630     $10.270
------------------------------------------------------------------------------

TOTAL RETURN(1)                     11.65%       4.60%      (1.52)%      8.61%
------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $ 4,378     $ 4,132     $ 4,692     $ 2,665
Ratios (As a percentage of
   average daily net assets):
   Expenses(2)                       0.82%       0.81%       0.72%       0.79%
   Expenses after custodian
      fee reduction(2)               0.80%       0.80%       0.70%       0.77%
   Net investment income             5.34%       5.54%       5.10%       5.00%
Portfolio Turnover of the
   Portfolio                            8%          8%         21%         11%
------------------------------------------------------------------------------

 (1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                  MISSOURI FUND -- CLASS B
                                  --------------------------------------------------------
                                                   YEAR ENDED AUGUST 31,
                                  --------------------------------------------------------
                                    2001        2000        1999        1998        1997
------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $10.550     $10.650     $11.380     $11.010     $10.510
------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------
Net investment income             $ 0.493     $ 0.486     $ 0.471     $ 0.477     $ 0.478
Net realized and unrealized
   gain (loss)                      0.622      (0.121)     (0.736)      0.364       0.493
------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $ 1.115     $ 0.365     $(0.265)    $ 0.841     $ 0.971
------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------
From net investment income        $(0.475)    $(0.465)    $(0.465)    $(0.471)    $(0.471)
------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $(0.475)    $(0.465)    $(0.465)    $(0.471)    $(0.471)
------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $11.190     $10.550     $10.650     $11.380     $11.010
------------------------------------------------------------------------------------------

TOTAL RETURN(1)                     10.84%       3.62%      (2.46)%      7.81%       9.42%
------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $53,027     $54,531     $63,470     $71,586     $77,479
Ratios (As a percentage of
   average daily net assets):
   Expenses(2)                       1.57%       1.62%       1.56%       1.56%       1.57%
   Expenses after custodian
      fee reduction(2)               1.55%       1.61%       1.54%       1.54%       1.56%
   Net investment income             4.54%       4.69%       4.19%       4.25%       4.44%
Portfolio Turnover of the
   Portfolio                            8%          8%         21%         11%          5%
------------------------------------------------------------------------------------------

 (1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                               NORTH CAROLINA FUND -- CLASS A
                                  --------------------------------------------------------
                                                   YEAR ENDED AUGUST 31,
                                  --------------------------------------------------------
                                    2001(1)        2000(1)        1999(1)        1998(1)
------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.260        $ 9.260        $ 9.880        $ 9.610
------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------
Net investment income               $ 0.477        $ 0.481        $ 0.483        $ 0.490
Net realized and unrealized
   gain (loss)                        0.403          0.003         (0.616)         0.282
------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 0.880        $ 0.484        $(0.133)       $ 0.772
------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------
From net investment income          $(0.470)       $(0.483)       $(0.483)       $(0.490)
In excess of net investment
   income                                --         (0.001)        (0.004)        (0.012)
------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.470)       $(0.484)       $(0.487)       $(0.502)
------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.670        $ 9.260        $ 9.260        $ 9.880
------------------------------------------------------------------------------------------

TOTAL RETURN(2)                        9.77%          5.51%         (1.46)%         8.22%
------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $ 7,917        $12,696        $12,697        $12,967
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         0.84%          0.85%          0.79%          0.83%
   Expenses after custodian
      fee reduction(3)                 0.81%          0.82%          0.78%          0.80%
   Net investment income               5.09%          5.34%          4.97%          5.03%
Portfolio Turnover of the
   Portfolio                             28%            17%             3%            26%
------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                     NORTH CAROLINA FUND -- CLASS B
                                  ---------------------------------------------------------------------
                                                          YEAR ENDED AUGUST 31,
                                  ---------------------------------------------------------------------
                                    2001(1)        2000(1)        1999(1)        1998(1)        1997
-------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.970        $ 9.960       $ 10.630       $ 10.340      $  9.970
-------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------
Net investment income               $ 0.431        $ 0.449       $  0.438       $  0.447      $  0.452
Net realized and unrealized
   gain (loss)                        0.423          0.006         (0.662)         0.303         0.378
-------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 0.854        $ 0.455       $ (0.224)      $  0.750      $  0.830
-------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------
From net investment income          $(0.431)       $(0.445)      $ (0.438)      $ (0.447)     $ (0.455)
In excess of net investment
   income                            (0.003)            --         (0.008)        (0.013)       (0.005)
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.434)       $(0.445)      $ (0.446)      $ (0.460)     $ (0.460)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $10.390        $ 9.970       $  9.960       $ 10.630      $ 10.340
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                        8.78%          4.79%         (2.24)%         7.42%         8.50%
-------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $92,747        $97,244       $116,110       $139,325      $151,564
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.59%          1.57%          1.58%          1.58%         1.60%
   Expenses after custodian
      fee reduction(3)                 1.56%          1.54%          1.57%          1.55%         1.58%
   Net investment income               4.26%          4.63%          4.19%          4.26%         4.48%
Portfolio Turnover of the
   Portfolio                             28%            17%             3%            26%           42%
-------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                 OREGON FUND -- CLASS A
                                  -----------------------------------------------------
                                                  YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------
                                    2001        2000(1)        1999(1)        1998(1)
---------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $ 9.370       $ 9.380        $ 9.870        $ 9.600
---------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------
Net investment income             $ 0.484       $ 0.490        $ 0.489        $ 0.483
Net realized and unrealized
   gain (loss)                      0.354        (0.012)        (0.491)         0.275
---------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $ 0.838       $ 0.478        $(0.002)       $ 0.758
---------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------
From net investment income        $(0.487)      $(0.488)       $(0.488)       $(0.483)
In excess of net investment
   income                          (0.001)           --             --         (0.005)
---------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $(0.488)      $(0.488)       $(0.488)       $(0.488)
---------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $ 9.720       $ 9.370        $ 9.380        $ 9.870
---------------------------------------------------------------------------------------

TOTAL RETURN(2)                      9.20%         5.39%         (0.11)%         8.08%
---------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $ 5,367       $ 3,459        $ 2,658        $   914
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                       0.83%         0.75%          0.71%          0.78%
   Expenses after custodian
      fee reduction(3)               0.82%         0.74%          0.70%          0.78%
   Net investment income             5.09%         5.38%          5.02%          4.95%
Portfolio Turnover of the
   Portfolio                           13%           25%            35%             9%
---------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                        OREGON FUND -- CLASS B
                                  ------------------------------------------------------------------
                                                        YEAR ENDED AUGUST 31,
                                  ------------------------------------------------------------------
                                    2001        2000(1)        1999(1)        1998(1)        1997
----------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $10.250       $10.260        $10.800       $ 10.510      $ 10.240
----------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------
Net investment income             $ 0.452       $ 0.452        $ 0.449       $  0.450      $  0.456
Net realized and unrealized
   gain (loss)                      0.380        (0.010)        (0.537)         0.292         0.266
----------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $ 0.832       $ 0.442        $(0.088)      $  0.742      $  0.722
----------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------
From net investment income        $(0.452)      $(0.452)       $(0.449)      $ (0.451)     $ (0.452)
In excess of net investment
   income                              --            --         (0.003)        (0.001)           --
----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $(0.452)      $(0.452)       $(0.452)      $ (0.452)     $ (0.452)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $10.630       $10.250        $10.260       $ 10.800      $ 10.510
----------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      8.32%         4.52%         (0.92)%         7.22%         7.20%
----------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $78,458       $79,756        $91,295       $102,571      $112,586
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                       1.58%         1.60%          1.57%          1.56%         1.63%
   Expenses after custodian
      fee reduction(3)               1.57%         1.59%          1.56%          1.56%         1.63%
   Net investment income             4.37%         4.56%          4.19%          4.22%         4.41%
Portfolio Turnover of the
   Portfolio                           13%           25%            35%             9%           22%
----------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                          SOUTH CAROLINA FUND -- CLASS A
                                  -----------------------------------------------
                                               YEAR ENDED AUGUST 31,
                                  -----------------------------------------------
                                    2001(1)        2000        1999        1998
---------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.200      $ 9.320     $10.090     $ 9.760
---------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------
Net investment income               $ 0.483      $ 0.502     $ 0.490     $ 0.495
Net realized and unrealized
   gain (loss)                        0.520       (0.123)     (0.767)      0.328
---------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 1.003      $ 0.379     $(0.277)    $ 0.823
---------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------
From net investment income          $(0.493)     $(0.499)    $(0.493)    $(0.493)
---------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.493)     $(0.499)    $(0.493)    $(0.493)
---------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.710      $ 9.200     $ 9.320     $10.090
---------------------------------------------------------------------------------

TOTAL RETURN(2)                       11.24%        4.30%      (2.91)%      8.62%
---------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $ 4,236      $ 1,553     $ 1,757     $ 1,316
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         0.75%        0.70%       0.78%       0.77%
   Expenses after custodian
      fee reduction(3)                 0.70%        0.68%       0.75%       0.76%
   Net investment income               5.14%        5.54%       4.98%       5.03%
Portfolio Turnover of the
   Portfolio                             21%          12%         26%         21%
---------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                SOUTH CAROLINA FUND -- CLASS B
                                  -----------------------------------------------------------
                                                     YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------------
                                    2001(1)        2000        1999        1998        1997
---------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.760      $ 9.900     $10.720     $10.380     $10.020
---------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------
Net investment income               $ 0.445      $ 0.446     $ 0.448     $ 0.455     $ 0.463
Net realized and unrealized
   gain (loss)                        0.542       (0.134)     (0.820)      0.352       0.364
---------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 0.987      $ 0.312     $(0.372)    $ 0.807     $ 0.827
---------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------
From net investment income          $(0.447)     $(0.452)    $(0.448)    $(0.467)    $(0.467)
---------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.447)     $(0.452)    $(0.448)    $(0.467)    $(0.467)
---------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $10.300      $ 9.760     $ 9.900     $10.720     $10.380
---------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       10.39%        3.32%      (3.63)%      7.96%       8.41%
---------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $35,378      $33,452     $42,600     $48,562     $52,686
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.49%        1.59%       1.51%       1.52%       1.63%
   Expenses after custodian
      fee reduction(3)                 1.44%        1.57%       1.48%       1.51%       1.62%
   Net investment income               4.48%        4.65%       4.26%       4.30%       4.50%
Portfolio Turnover of the
   Portfolio                             21%          12%         26%         21%          8%
---------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each reported period. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                              TENNESSEE FUND -- CLASS A
                                  --------------------------------------------------
                                                YEAR ENDED AUGUST 31,
                                  --------------------------------------------------
                                    2001        2000(1)        1999        1998(1)
------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $ 9.480       $ 9.460      $ 9.980       $ 9.740
------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------
Net investment income             $ 0.484       $ 0.482      $ 0.489       $ 0.491
Net realized and unrealized
   gain (loss)                      0.434         0.020       (0.519)        0.257
------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $ 0.918       $ 0.502      $(0.030)      $ 0.748
------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------
From net investment income        $(0.478)      $(0.482)     $(0.490)      $(0.491)
In excess of net investment
   income                              --            --           --        (0.017)
------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $(0.478)      $(0.482)     $(0.490)      $(0.508)
------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $ 9.920       $ 9.480      $ 9.460       $ 9.980
------------------------------------------------------------------------------------

TOTAL RETURN(2)                      9.94%         5.57%       (0.39)%        7.85%
------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $ 4,654       $ 3,557      $ 2,870       $ 3,413
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                       0.76%         0.83%        0.70%         0.67%
   Expenses after custodian
      fee reduction(3)               0.72%         0.81%        0.69%         0.65%
   Net investment income             5.03%         5.23%        4.96%         4.94%
Portfolio Turnover of the
   Portfolio                           11%            9%          13%           21%
------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                    TENNESSEE FUND -- CLASS B
                                  --------------------------------------------------------------
                                                      YEAR ENDED AUGUST 31,
                                  --------------------------------------------------------------
                                    2001        2000(1)        1999        1998(1)        1997
------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $10.320       $10.280      $10.840       $10.580      $10.150
------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------
Net investment income             $ 0.451       $ 0.452      $ 0.446       $ 0.444      $ 0.453
Net realized and unrealized
   gain (loss)                      0.466         0.023       (0.564)        0.266        0.436
------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $ 0.917       $ 0.475      $(0.118)      $ 0.710      $ 0.889
------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------
From net investment income        $(0.437)      $(0.435)     $(0.442)      $(0.444)     $(0.453)
In excess of net investment
   income                              --            --           --        (0.006)      (0.006)
------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $(0.437)      $(0.435)     $(0.442)      $(0.450)     $(0.459)
------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $10.800       $10.320      $10.280       $10.840      $10.580
------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      9.09%         4.82%       (1.19)%        6.86%        8.95%
------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $42,550       $41,372      $46,389       $50,090      $51,712
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                       1.51%         1.57%        1.51%         1.52%        1.54%
   Expenses after custodian
      fee reduction(3)               1.47%         1.55%        1.50%         1.50%        1.53%
   Net investment income             4.30%         4.50%        4.15%         4.14%        4.39%
Portfolio Turnover of the
   Portfolio                           11%            9%          13%           21%           3%
------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                VIRGINIA FUND -- CLASS A
                                  -----------------------------------------------------
                                                  YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------
                                    2001(1)        2000(1)        1999        1998(1)
---------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.220        $ 9.300      $ 9.870       $ 9.620
---------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------
Net investment income               $ 0.464        $ 0.481      $ 0.503       $ 0.483
Net realized and unrealized
   gain (loss)                        0.492         (0.072)      (0.582)        0.277
---------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 0.956        $ 0.409      $(0.079)      $ 0.760
---------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------
From net investment income          $(0.464)       $(0.481)     $(0.489)      $(0.483)
In excess of net investment
   income                            (0.012)        (0.008)      (0.002)       (0.027)
---------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.476)       $(0.489)     $(0.491)      $(0.510)
---------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.700        $ 9.220      $ 9.300       $ 9.870
---------------------------------------------------------------------------------------

TOTAL RETURN(2)                       10.66%          4.66%       (0.90)%        8.08%
---------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $ 7,164        $ 3,632      $ 3,528       $ 2,117
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         0.84%          0.81%        0.73%         0.85%
   Expenses after custodian
      fee reduction(3)                 0.82%          0.80%        0.71%         0.83%
   Net investment income               4.89%          5.34%        5.00%         4.92%
Portfolio Turnover of the
   Portfolio                             39%            23%          17%            8%
---------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                       VIRGINIA FUND -- CLASS B
                                  -------------------------------------------------------------------
                                                         YEAR ENDED AUGUST 31,
                                  -------------------------------------------------------------------
                                    2001(1)        2000(1)        1999         1998(1)        1997
-----------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $ 10.200       $ 10.290      $ 10.930      $ 10.630      $ 10.260
-----------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------
Net investment income              $  0.435       $  0.456      $  0.450      $  0.454      $  0.467
Net realized and unrealized
   gain (loss)                        0.545         (0.083)       (0.629)        0.312         0.369
-----------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $  0.980       $  0.373      $ (0.179)     $  0.766      $  0.836
-----------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------
From net investment income         $ (0.435)      $ (0.456)     $ (0.451)     $ (0.454)     $ (0.466)
In excess of net investment
   income                            (0.015)        (0.007)       (0.010)       (0.012)           --
-----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.450)      $ (0.463)     $ (0.461)     $ (0.466)     $ (0.466)
-----------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $ 10.730       $ 10.200      $ 10.290      $ 10.930      $ 10.630
-----------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                        9.86%          3.80%        (1.75)%        7.37%         8.31%
-----------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $114,367       $111,662      $133,522      $148,902      $159,603
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.60%          1.60%         1.58%         1.59%         1.60%
   Expenses after custodian
      fee reduction(3)                 1.58%          1.59%         1.56%         1.57%         1.57%
   Net investment income               4.19%          4.57%         4.19%         4.21%         4.47%
Portfolio Turnover of the
   Portfolio                             39%            23%           17%            8%           25%
-----------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of twenty-nine Funds, twelve of which, each diversified, are included in these financial statements. They include Eaton Vance Alabama Municipals Fund (Alabama Fund), Eaton Vance Arkansas Municipals Fund (Arkansas Fund), Eaton Vance Georgia Municipals Fund (Georgia Fund), Eaton Vance Kentucky Municipals Fund (Kentucky Fund), Eaton Vance Louisiana Municipals Fund (Louisiana Fund), Eaton Vance Maryland Municipals Fund (Maryland Fund), Eaton Vance Missouri Municipals Fund (Missouri Fund), Eaton Vance North Carolina Municipals Fund (North Carolina
   Fund), Eaton Vance Oregon Municipals Fund (Oregon Fund), Eaton Vance South Carolina Municipals Fund (South Carolina Fund), Eaton Vance Tennessee Municipals Fund (Tennessee Fund) and Eaton Vance Virginia Municipals Fund (Virginia Fund), (collectively, the Funds). The Funds offer two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a declining contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. The Alabama Fund invests its assets in the Alabama Municipals Portfolio, the Arkansas Fund invests its assets in the Arkansas Municipals Portfolio, the Georgia Fund invests its assets in the Georgia Municipals Portfolio, the Kentucky Fund invests its assets in the Kentucky Municipals Portfolio, the Louisiana Fund invests its assets in the Louisiana Municipals Portfolio, the Maryland Fund invests its assets in the Maryland Municipals Portfolio, the Missouri Fund invests its assets in the Missouri Municipals Portfolio, the North Carolina Fund invests its assets in the North Carolina Municipals Portfolio, the Oregon Fund invests its assets in the Oregon Municipals Portfolio, the South Carolina Fund invests its assets in the South Carolina Municipals Portfolio, the Tennessee Fund invests its assets in the Tennessee Municipals Portfolio and the Virginia Fund invests its assets in the Virginia Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (approximately 99.9% at August 31, 2001 for each Fund). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

 B Income -- Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with accounting principles generally accepted in the United States of America.

 C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2001, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. A portion of such capital loss carryovers was acquired through a

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   Fund reorganization and may be subject to certain limitations. The amounts and expiration dates of the capital loss carryovers are as follows:

    FUND                                      AMOUNT      EXPIRES
    ---------------------------------------------------------------------
    Alabama Fund                              $  272,583  August 31, 2008
                                                  94,556  August 31, 2005
                                                 988,165  August 31, 2004
                                                  67,642  August 31, 2003
    Arkansas Fund                                336,826  August 31, 2009
                                                 251,575  August 31, 2005
                                               1,348,493  August 31, 2004
    Georgia Fund                                 223,748  August 31, 2009
                                                  41,652  August 31, 2008
                                               5,373,040  August 31, 2004
    Kentucky Fund                                233,391  August 31, 2005
                                               1,135,586  August 31, 2004
    Louisiana Fund                               159,254  August 31, 2009
                                                 527,106  August 31, 2008
                                                 250,387  August 31, 2005
                                               1,598,606  August 31, 2004
    Maryland Fund                                     35  August 31, 2005
                                                  20,927  August 31, 2004
    Missouri Fund                                113,141  August 31, 2005
                                                 437,914  August 31, 2004
    North Carolina Fund                           73,745  August 31, 2005
                                               7,603,548  August 31, 2004
    Oregon Fund                                   87,267  August 31, 2009
                                                 147,651  August 31, 2008
                                                 924,680  August 31, 2005
                                               2,175,920  August 31, 2004
    South Carolina Fund                          155,263  August 31, 2008
                                                  25,336  August 31, 2007
                                                 183,416  August 31, 2005
                                               2,881,146  August 31, 2004
                                                 209,177  August 31, 2003
    Tennessee Fund                               246,996  August 31, 2005
                                               1,125,239  August 31, 2004
    Virginia Fund                                168,858  August 31, 2009
                                               3,971,283  August 31, 2004

   Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

   Additionally, at August 31, 2001, Georgia Fund, Louisiana Fund, Maryland Fund, Missouri Fund, Oregon Fund, South Carolina Fund and Virginia Fund have net capital losses of $56,291, $145,313, $127,635, $326,294, $241,679,
   $286,429, and $1,177,149, respectively, attributable to security transactions incurred after October 31, 2000. These capital losses are treated as arising on the first day of each Fund's next taxable year.

 D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of operating expenses on the Statements of Operations.

 E Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 F Other -- Investment transactions are accounted for on a trade-date basis.

2 Distributions to Shareholders
-------------------------------------------
   The net income of each Fund is determined daily, and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date.

   The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

                                                     ALABAMA FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS A                                       2001          2000
    --------------------------------------------------------------------
    Sales                                          94,028       130,001
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   13,100        13,391
    Redemptions                                  (137,914)     (141,891)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                       (30,786)        1,501
    --------------------------------------------------------------------

                                                     ALABAMA FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS B                                       2001          2000
    --------------------------------------------------------------------
    Sales                                         399,106       457,753
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   98,625       125,064
    Redemptions                                (1,014,606)   (2,073,777)
    --------------------------------------------------------------------
    NET DECREASE                                 (516,875)   (1,490,960)
    --------------------------------------------------------------------

                                                    ARKANSAS FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS A                                       2001          2000
    --------------------------------------------------------------------
    Sales                                         108,208       163,170
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    4,311         4,850
    Redemptions                                   (93,874)     (106,167)
    --------------------------------------------------------------------
    NET INCREASE                                   18,645        61,853
    --------------------------------------------------------------------

                                                    ARKANSAS FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS B                                       2001          2000
    --------------------------------------------------------------------
    Sales                                         178,719       133,188
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   79,961        92,983
    Redemptions                                  (448,951)   (1,090,213)
    --------------------------------------------------------------------
    NET DECREASE                                 (190,271)     (864,042)
    --------------------------------------------------------------------

                                                     GEORGIA FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS A                                       2001          2000
    --------------------------------------------------------------------
    Sales                                         103,964       597,449
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    5,750         5,134
    Redemptions                                   (63,563)      (42,259)
    --------------------------------------------------------------------
    NET INCREASE                                   46,151       560,324
    --------------------------------------------------------------------

                                                     GEORGIA FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS B                                       2001          2000
    --------------------------------------------------------------------
    Sales                                         510,658       341,407
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   99,189       119,527
    Redemptions                                  (907,971)   (1,856,349)
    --------------------------------------------------------------------
    NET DECREASE                                 (298,124)   (1,395,415)
    --------------------------------------------------------------------

                                                    KENTUCKY FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS A                                       2001          2000
    --------------------------------------------------------------------
    Sales                                         224,573       543,442
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   31,403        19,407
    Redemptions                                   (90,835)      (70,480)
    --------------------------------------------------------------------
    NET INCREASE                                  165,141       492,369
    --------------------------------------------------------------------

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

                                                    KENTUCKY FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS B                                       2001          2000
    --------------------------------------------------------------------
    Sales                                         391,956       148,657
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  141,757       186,976
    Redemptions                                (1,164,402)   (2,164,331)
    --------------------------------------------------------------------
    NET DECREASE                                 (630,689)   (1,828,698)
    --------------------------------------------------------------------

                                                    LOUISIANA FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS A                                       2001          2000
    --------------------------------------------------------------------
    Sales                                         114,388       254,950
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   16,366        17,816
    Redemptions                                   (58,872)     (222,750)
    --------------------------------------------------------------------
    NET INCREASE                                   71,882        50,016
    --------------------------------------------------------------------

                                                    LOUISIANA FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS B                                       2001          2000
    --------------------------------------------------------------------
    Sales                                         217,003       163,345
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   29,488        38,355
    Redemptions                                  (407,026)     (691,313)
    --------------------------------------------------------------------
    NET DECREASE                                 (160,535)     (489,613)
    --------------------------------------------------------------------

                                                    MARYLAND FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS A                                       2001          2000
    --------------------------------------------------------------------
    Sales                                         336,082       167,240
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   11,328        11,869
    Redemptions                                   (43,754)     (216,964)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                       303,656       (37,855)
    --------------------------------------------------------------------

                                                    MARYLAND FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS B                                       2001          2000
    --------------------------------------------------------------------
    Sales                                         459,387       373,293
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  133,410       164,545
    Redemptions                                (1,256,397)   (1,766,262)
    --------------------------------------------------------------------
    NET DECREASE                                 (663,600)   (1,228,424)
    --------------------------------------------------------------------

                                                    MISSOURI FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS A                                       2001          2000
    --------------------------------------------------------------------
    Sales                                          67,855       160,662
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   10,047        12,016
    Redemptions                                   (78,437)     (226,937)
    --------------------------------------------------------------------
    NET DECREASE                                     (535)      (54,259)
    --------------------------------------------------------------------

                                                    MISSOURI FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS B                                       2001          2000
    --------------------------------------------------------------------
    Sales                                         166,145       150,839
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  106,222       119,165
    Redemptions                                  (699,715)   (1,060,024)
    --------------------------------------------------------------------
    NET DECREASE                                 (427,348)     (790,020)
    --------------------------------------------------------------------

                                                 NORTH CAROLINA FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS A                                       2001          2000
    --------------------------------------------------------------------
    Sales                                         175,241       176,500
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   14,730        20,835
    Redemptions                                  (741,837)     (198,648)
    --------------------------------------------------------------------
    NET DECREASE                                 (551,866)       (1,313)
    --------------------------------------------------------------------

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

                                                 NORTH CAROLINA FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS B                                       2001          2000
    --------------------------------------------------------------------
    Sales                                         448,972       275,823
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  178,164       223,950
    Redemptions                                (1,458,036)   (2,406,152)
    --------------------------------------------------------------------
    NET DECREASE                                 (830,900)   (1,906,379)
    --------------------------------------------------------------------

                                                     OREGON FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS A                                       2001          2000
    --------------------------------------------------------------------
    Sales                                         200,116       133,534
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    7,939         5,291
    Redemptions                                   (24,733)      (53,316)
    --------------------------------------------------------------------
    NET INCREASE                                  183,322        85,509
    --------------------------------------------------------------------

                                                     OREGON FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS B                                       2001          2000
    --------------------------------------------------------------------
    Sales                                         421,473       609,484
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  171,092       199,254
    Redemptions                                  (991,325)   (1,930,063)
    --------------------------------------------------------------------
    NET DECREASE                                 (398,760)   (1,121,325)
    --------------------------------------------------------------------

                                                 SOUTH CAROLINA FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS A                                       2001          2000
    --------------------------------------------------------------------
    Sales                                         298,416        61,974
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    7,032         3,286
    Redemptions                                   (38,064)      (84,883)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                       267,384       (19,623)
    --------------------------------------------------------------------

                                                 SOUTH CAROLINA FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS B                                       2001          2000
    --------------------------------------------------------------------
    Sales                                         409,511       199,569
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   59,071        72,308
    Redemptions                                  (463,066)   (1,147,848)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                         5,516      (875,971)
    --------------------------------------------------------------------

                                                    TENNESSEE FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS A                                       2001          2000
    --------------------------------------------------------------------
    Sales                                         147,907       146,107
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   11,271        11,457
    Redemptions                                   (65,250)      (85,693)
    --------------------------------------------------------------------
    NET INCREASE                                   93,928        71,871
    --------------------------------------------------------------------

                                                    TENNESSEE FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS B                                       2001          2000
    --------------------------------------------------------------------
    Sales                                         373,921       217,357
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   73,581        85,148
    Redemptions                                  (517,942)     (804,050)
    --------------------------------------------------------------------
    NET DECREASE                                  (70,440)     (501,545)
    --------------------------------------------------------------------

                                                    VIRGINIA FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS A                                       2001          2000
    --------------------------------------------------------------------
    Sales                                         359,250       267,828
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   14,692        13,680
    Redemptions                                   (29,395)     (266,814)
    --------------------------------------------------------------------
    NET INCREASE                                  344,547        14,694
    --------------------------------------------------------------------

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

                                                    VIRGINIA FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS B                                       2001          2000
    --------------------------------------------------------------------
    Sales                                         819,693       475,169
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  217,705       261,449
    Redemptions                                (1,328,910)   (2,764,394)
    --------------------------------------------------------------------
    NET DECREASE                                 (291,512)   (2,027,776)
    --------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Certain officers and Trustees of the Funds and of the Portfolios are officers of the above organizations. Except for Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of the investment adviser fee earned by BMR. The Funds were informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received $1,800, $1,635, $1,333, $2,606, $780, $1,359, $1,086, $1,419,
   $4,392, $2,705, $3,064 and $4,578 from the Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund, respectively, as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2001.

5 Distribution and Service Plans
-------------------------------------------
   Each Fund has in effect a distribution plan for Class B shares (Class B Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plans) (collectively, the Plans). The Plans require the Class B shares to pay Eaton Vance Distributors, Inc.
   (EVD), amounts equal to 1/365 of 0.75% of each Fund's daily net assets attributable to Class B for providing ongoing distribution services and facilities to the respective Fund. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold plus
   (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges
   (Note 6) and daily amounts theretofore paid to EVD by Class B. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund's Class B shares and, accordingly, reduces each Fund's Class B net assets. For the year ended August 31, 2001, the Class B shares of the Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund paid $440,668, $275,519, $409,393, $545,155, $172,583, $580,195, $398,342, $702,130, $586,432,
   $252,366, $310,998 and $841,822, respectively, to EVD, representing 0.75% of each Fund's Class B average daily net assets. At August 31, 2001, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plans for Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund were approximately $1,783,000, $1,356,000, $1,994,000, $1,978,000, $905,000, $2,178,000,
   $1,120,000, $2,610,000, $2,390,000, $1,383,000, $1,152,000 and $2,668,000,
   respectively.

   The Plans authorize the Funds to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.20% of each Fund's average daily net assets for any fiscal year. Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and investment dealers are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. For the year ended
   August 31, 2001, Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund paid or accrued service fees to or payable to EVD in the amount of $11,408, $9,781, $16,153, $13,904, $9,796, $8,544, $8,408, $16,879, $8,637, $5,152, $7,737 and $9,705,
   respectively, for Class A shares, and $119,505, $72,710, $108,583, $143,787,
   $46,073, $153,873, $105,936, $186,129, $156,380, $66,628, $82,341 and
   $223,288, respectively, for Class B shares. Certain officers and Trustees of the Funds are officers or directors of EVD.

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on Class B shares which have been sold to EVD or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Class B Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $68,000, $14,000, $60,000, $42,000, $21,000, $58,000, $27,000,
   $25,000, $60,000, $27,000, $53,000 and $55,000 of CDSC paid by Class B shareholders of Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund, respectively, for the year ended August 31, 2001.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended August 31, 2001 were as follows:

    ALABAMA FUND
    -----------------------------------------------------
    Increases                                 $ 5,097,055
    Decreases                                  14,575,028

    ARKANSAS FUND
    -----------------------------------------------------
    Increases                                 $ 2,754,558
    Decreases                                   6,500,149

    GEORGIA FUND
    -----------------------------------------------------
    Increases                                 $ 5,977,345
    Decreases                                  11,932,414

    KENTUCKY FUND
    -----------------------------------------------------
    Increases                                 $ 5,961,143
    Decreases                                  15,207,018

    LOUISIANA FUND
    -----------------------------------------------------
    Increases                                 $ 3,177,070
    Decreases                                   5,657,619

    MARYLAND FUND
    -----------------------------------------------------
    Increases                                 $ 7,851,478
    Decreases                                  15,400,145

    MISSOURI FUND
    -----------------------------------------------------
    Increases                                 $ 2,439,532
    Decreases                                  10,332,252

    NORTH CAROLINA FUND
    -----------------------------------------------------
    Increases                                 $ 6,182,745
    Decreases                                  25,366,864

    OREGON FUND
    -----------------------------------------------------
    Increases                                 $ 6,075,017
    Decreases                                  13,330,088

    SOUTH CAROLINA FUND
    -----------------------------------------------------
    Increases                                 $ 6,904,211
    Decreases                                   6,192,197

    TENNESSEE FUND
    -----------------------------------------------------
    Increases                                 $ 5,334,316
    Decreases                                   7,462,352

    VIRGINIA FUND
    -----------------------------------------------------
    Increases                                 $11,959,187
    Decreases                                  17,987,452

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE MUNICIPALS TRUST:
---------------------------------------------

We have audited the accompanying statements of assets and liabilities of Eaton Vance Alabama Municipals Fund, Eaton Vance Arkansas Municipals Fund, Eaton Vance Georgia Municipals Fund, Eaton Vance Kentucky Municipals Fund, Eaton Vance Louisiana Municipals Fund, Eaton Vance Maryland Municipals Fund, Eaton Vance Missouri Municipals Fund, Eaton Vance North Carolina Municipals Fund, Eaton Vance Oregon Municipals Fund, Eaton Vance South Carolina Municipals Fund, Eaton Vance Tennessee Municipals Fund and Eaton Vance Virginia Municipals Fund ("the Funds") (certain of the series of Eaton Vance Municipals Trust) as of August 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 2001 and 2000 and financial highlights for each of the years in the five-year period ended August 31, 2001. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the aforementioned Funds of Eaton Vance Municipals Trust at August 31, 2001, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 5, 2001

ALABAMA MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.5%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Education -- 2.4%
------------------------------------------------------------------------
     $1,500        Birmingham-Southern College Building
                   Authority, 5.35%, 12/1/19                 $ 1,539,090
------------------------------------------------------------------------
                                                             $ 1,539,090
------------------------------------------------------------------------
Electric Utilities -- 1.0%
------------------------------------------------------------------------
     $  500        Puerto Rico Electric Power Authority,
                   5.00%, 7/1/28                             $   501,845
        100        Tennessee Valley, Exhibit Commission,
                   6.70%, 6/1/10                                 104,781
------------------------------------------------------------------------
                                                             $   606,626
------------------------------------------------------------------------
Escrowed / Prerefunded -- 14.0%
------------------------------------------------------------------------
     $1,000        Huntsville, Health Care Facilities,
                   (MBIA), Prerefunded to 6/1/04,
                   6.50%, 6/1/13                             $ 1,112,780
      4,000        Scottsboro, Water, Sewer and Gas,
                   (AMBAC), Prerefunded to 6/1/04,
                   6.50%, 12/1/14(1)                           4,453,360
      2,000        Tallassee IDB, (United Technologies),
                   Prerefunded to 8/1/06, 6.10%, 8/1/14        2,276,920
      1,000        West Morgan-East Lawrence, Water
                   Authority, (FSA), Prerefunded to
                   8/15/04, 6.85%, 8/15/25                     1,129,550
------------------------------------------------------------------------
                                                             $ 8,972,610
------------------------------------------------------------------------
General Obligations -- 0.5%
------------------------------------------------------------------------
     $  650        Puerto Rico, 0.00%, 7/1/15                $   344,155
------------------------------------------------------------------------
                                                             $   344,155
------------------------------------------------------------------------
Health Care -- 2.0%
------------------------------------------------------------------------
     $1,250        Huntsville, Health Care Authority,
                   5.75%, 6/1/31                             $ 1,294,800
------------------------------------------------------------------------
                                                             $ 1,294,800
------------------------------------------------------------------------
Hospital -- 9.7%
------------------------------------------------------------------------
     $1,550        Alexander City, (Russell Hospital),
                   6.00%, 12/1/22                            $ 1,397,046
        500        Baldwin County, (Thomas Hospital),
                   6.75%, 4/1/21                                 497,275
      1,000        Cullman Medical Clinic Board, (Cullman
                   Regional Medical Center),
                   6.50%, 2/15/23                                956,580
      1,750        Marshall County Healthcare Authority,
                   (Boaz-Albertville Medical Center),
                   7.00%, 1/1/20                               1,773,783
        545        Montgomery, Medical Clinic Board,
                   (Jackson Hospital), 7.00%, 3/1/15             545,758
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Hospital (continued)
------------------------------------------------------------------------
     $  980        Oneonta Eastern Healthcare Facility
                   Financing Authority, 7.75%, 7/1/21        $ 1,074,403
------------------------------------------------------------------------
                                                             $ 6,244,845
------------------------------------------------------------------------
Industrial Development Revenue -- 4.7%
------------------------------------------------------------------------
     $1,000        Courtland, Solid Waste Disposal,
                   (Champion International Corp.),
                   6.70%, 11/1/29                            $ 1,068,760
      1,180        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.25%, 6/1/26             1,222,834
        700        Selma, Solid Waste Disposal,
                   (International Paper), (AMT),
                   6.00%, 12/1/17                                705,915
------------------------------------------------------------------------
                                                             $ 2,997,509
------------------------------------------------------------------------
Insured-Education -- 10.0%
------------------------------------------------------------------------
     $2,900        Alabama Agricultural and Mechanical
                   University, (MBIA), 5.00%, 11/1/25        $ 2,881,701
      7,500        University of South Alabama, (AMBAC),
                   0.00%, 11/15/16                             3,565,800
------------------------------------------------------------------------
                                                             $ 6,447,501
------------------------------------------------------------------------
Insured-Electric Utilities -- 3.1%
------------------------------------------------------------------------
     $1,500        Puerto Rico Electric Power Authority,
                   (FSA), 4.75%, 7/1/24                      $ 1,498,875
        165        Puerto Rico Electric Power Authority,
                   (MBIA), Variable Rate, 7/1/29(2)(3)           183,638
        250        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(4)      273,750
------------------------------------------------------------------------
                                                             $ 1,956,263
------------------------------------------------------------------------
Insured-General Obligations -- 7.1%
------------------------------------------------------------------------
     $2,000        Madison, Warrants, (MBIA), 5.00%, 9/1/27  $ 1,992,780
      1,000        Madison, Warrants, (MBIA),
                   6.00%, 2/1/24                               1,090,850
      4,000        Mobile, (MBIA), 0.00%, 8/15/20              1,481,520
------------------------------------------------------------------------
                                                             $ 4,565,150
------------------------------------------------------------------------
Insured-Hospital -- 3.1%
------------------------------------------------------------------------
     $2,000        Anniston Regional Medical Center Board,
                   (AMBAC), 5.125%, 6/1/28                   $ 2,007,680
------------------------------------------------------------------------
                                                             $ 2,007,680
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

ALABAMA MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.6%
------------------------------------------------------------------------
     $1,825        Birmingham Jefferson, Civic Center
                   Authority, (MBIA), 0.00%, 9/1/18          $   777,833
        250        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(3)(4)                                  255,845
------------------------------------------------------------------------
                                                             $ 1,033,678
------------------------------------------------------------------------
Insured-Transportation -- 10.7%
------------------------------------------------------------------------
     $4,500        Alabama State Docks Department, (MBIA),
                   (AMT), 6.30%, 10/1/21                     $ 4,889,880
        500        Huntsville-Madison County Airport,
                   (AMT), (MBIA), 5.40%, 7/1/19                  513,445
      1,000        Puerto Rico Highway and Transportation
                   Authority, (AMBAC), 0.00%, 7/1/16             515,300
      1,000        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38               976,970
------------------------------------------------------------------------
                                                             $ 6,895,595
------------------------------------------------------------------------
Insured-Water and Sewer -- 17.1%
------------------------------------------------------------------------
     $  300        Alabama Water Pollution Control
                   Authority, (AMBAC), 4.75%, 8/15/18        $   297,066
      1,130        Central Elmore, Water and Sewer
                   Authority, (MBIA), 5.00%, 7/1/25            1,132,972
      2,500        Jefferson County, Sewer, (FGIC),
                   5.00%, 2/1/33                               2,443,725
      1,000        Jefferson County, Sewer, (FGIC),
                   5.125%, 2/1/39                                991,880
      1,000        Opelika, Water Works Board Utility,
                   (FSA), 5.125%, 6/1/31                       1,000,980
        500        Ozark, Utilities Board Water and Sewer,
                   (AMBAC), 5.00%, 9/1/31                        498,075
      3,075        Prichard Water and Sewer, (AMBAC),
                   6.125%, 11/15/14                            3,405,317
      1,195        Warrior River, Water Authority, (FSA),
                   5.25%, 8/1/23                               1,226,656
------------------------------------------------------------------------
                                                             $10,996,671
------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 0.8%
------------------------------------------------------------------------
     $  500        Puerto Rico, (Guaynabo Municipal
                   Government Center Lease), 5.625%, 7/1/22  $   500,235
------------------------------------------------------------------------
                                                             $   500,235
------------------------------------------------------------------------
Nursing Home -- 0.4%
------------------------------------------------------------------------
     $  280        Fairhope Midtown Medical Clinic Board,
                   (Beverly Enterprises), 6.375%, 6/1/09     $   266,501
------------------------------------------------------------------------
                                                             $   266,501
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Special Tax Revenue -- 1.2%
------------------------------------------------------------------------
     $  700        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 7/1/27(2)(3)    $   782,929
------------------------------------------------------------------------
                                                             $   782,929
------------------------------------------------------------------------
Transportation -- 1.3%
------------------------------------------------------------------------
     $  800        Puerto Rico Highway and Transportation
                   Authority, 5.00%, 7/1/22                  $   807,056
------------------------------------------------------------------------
                                                             $   807,056
------------------------------------------------------------------------
Water and Sewer -- 7.8%
------------------------------------------------------------------------
     $  750        Birmingham, Water and Sewer,
                   4.75%, 1/1/21                             $   726,435
      4,000        Birmingham, Water and Sewer,
                   4.75%, 1/1/29                               3,786,080
        500        Moulton City, Water, 6.30%, 1/1/18            512,460
------------------------------------------------------------------------
                                                             $ 5,024,975
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.5%
   (identified cost $59,167,965)                             $63,283,869
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.5%                       $   987,379
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $64,271,248
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Alabama municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2001, 64.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 5.4% to 25.4% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Security has been issued as a leveraged inverse floater bond.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as an inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

ARKANSAS MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.4%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Education -- 8.5%
------------------------------------------------------------------------
     $  700        Arkansas State Student Loan Authority,
                   (AMT), 6.25%, 6/1/10                      $   736,526
      2,250        Conway, Public Facilities Board,
                   (Hendrix College), 6.00%, 10/1/26           2,375,077
        500        University of Arkansas, 5.00%, 9/1/17         504,255
------------------------------------------------------------------------
                                                             $ 3,615,858
------------------------------------------------------------------------
Electric Utilities -- 3.6%
------------------------------------------------------------------------
     $  550        Jefferson, Pollution Control, (Arkansas
                   Power and Light), 6.30%, 6/1/18           $   556,215
        500        Pope County, Pollution Control,
                   (Arkansas Power and Light),
                   6.30%, 12/1/16                                502,990
      1,000        Puerto Rico Electric Power Authority,
                   0.00%, 7/1/17                                 469,700
------------------------------------------------------------------------
                                                             $ 1,528,905
------------------------------------------------------------------------
Escrowed / Prerefunded -- 1.5%
------------------------------------------------------------------------
     $  500        Harrison, Residential Housing Facility
                   Board, Single Family Mortgage, (FGIC),
                   Escrowed to Maturity, 7.40%, 9/1/11       $   624,215
------------------------------------------------------------------------
                                                             $   624,215
------------------------------------------------------------------------
General Obligations -- 5.1%
------------------------------------------------------------------------
     $2,750        Arkansas State College Savings,
                   0.00%, 6/1/14                             $ 1,529,605
      1,500        Puerto Rico, 0.00%, 7/1/18                    662,295
------------------------------------------------------------------------
                                                             $ 2,191,900
------------------------------------------------------------------------
Hospital -- 15.2%
------------------------------------------------------------------------
     $  500        Arkansas Development Finance Authority,
                   (Washington Regional Medical Center),
                   7.375%, 2/1/29                            $   526,325
        800        Arkansas Development Finance Authority,
                   (White River Medical Center),
                   5.60%, 6/1/24                                 733,600
        750        Baxter County, Community Hospital
                   District, 5.625%, 9/1/28                      705,015
      1,000        Conway, Health Facilities Board, (Conway
                   Regional Medical Center), 6.40%, 8/1/29     1,060,110
        625        Little Rock, Health Facilities Board,
                   (Baptist Medical Center),
                   6.80%, 11/1/05                                698,500
        250        North Little Rock, Health Facilities
                   Board, (Baptist Health), 5.70%, 7/1/22        257,780
      1,500        Paragould, Hospital, (Methodist Hospital
                   Corp.), 6.375%, 10/1/17                     1,494,825
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Hospital (continued)
------------------------------------------------------------------------
     $1,000        Pulaski County, (Children's Hospital),
                   6.20%, 3/1/22                             $ 1,018,340
------------------------------------------------------------------------
                                                             $ 6,494,495
------------------------------------------------------------------------
Housing -- 10.0%
------------------------------------------------------------------------
     $  450        Arkansas Development Finance Authority,
                   SFM, (GNMA), (AMT), 7.45%, 1/1/27         $   480,573
      3,075        Arkansas Development Finance Authority,
                   SFM, (GNMA/ FNMA), (AMT), 6.70%, 7/1/27     3,280,349
        515        North Little Rock, Residential Housing
                   Facilities, (Parkstone Place),
                   6.50%, 8/1/21                                 496,609
------------------------------------------------------------------------
                                                             $ 4,257,531
------------------------------------------------------------------------
Industrial Development Revenue -- 13.3%
------------------------------------------------------------------------
     $2,000        Baxter, (Aeroquip Corp.), 5.80%, 10/1/13  $ 2,178,800
      2,000        Blytheville, Solid Waste Recycling and
                   Sewer Treatment, (Nucor Corp.), (AMT),
                   6.90%, 12/1/21                              2,053,440
        250        Pine Bluff, Environmental Improvements
                   Revenue, (International Paper Co.),
                   (AMT), 6.70%, 8/1/20                          266,690
      1,150        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.25%, 6/1/26             1,191,745
------------------------------------------------------------------------
                                                             $ 5,690,675
------------------------------------------------------------------------
Insured-Education -- 2.0%
------------------------------------------------------------------------
     $  310        Arkansas State University, (Consolidated
                   Building System), (AMBAC), 5.10%, 4/1/24  $   313,345
        500        University of Central Arkansas, (AMBAC),
                   6.125%, 4/1/26                                541,770
------------------------------------------------------------------------
                                                             $   855,115
------------------------------------------------------------------------
Insured-Electric Utilities -- 9.9%
------------------------------------------------------------------------
     $  250        North Little Rock, Electric System,
                   (MBIA), 6.50%, 7/1/10                     $   296,620
      2,390        North Little Rock, Electric System,
                   (MBIA), 6.50%, 7/1/15                       2,901,603
        500        Puerto Rico Electric Power Authority,
                   (FSA), Variable Rate, 7/1/29(1)(2)            537,655
        450        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(1)      492,750
------------------------------------------------------------------------
                                                             $ 4,228,628
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

ARKANSAS MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-General Obligations -- 1.8%
------------------------------------------------------------------------
     $  500        Arkansas State College Savings, (FGIC),
                   0.00%, 6/1/17                             $   231,475
        500        Little Rock, School District, (FSA),
                   5.25%, 2/1/33                                 514,765
------------------------------------------------------------------------
                                                             $   746,240
------------------------------------------------------------------------
Insured-Hospital -- 7.3%
------------------------------------------------------------------------
     $2,000        Jonesboro, Residential Housing and
                   Health Care Facilities Board Hospital,
                   (Saint Bernard Regional Medical Center),
                   (AMBAC), 5.90%, 7/1/16                    $ 2,147,200
        400        Saline County, Retirement Housing and
                   Healthcare Facilities Board, (Evan
                   Lutheran Good Samaritan), (AMBAC),
                   5.80%, 5/1/11                                 429,024
        500        Saline County, Retirement Housing and
                   Healthcare Facilities Board, (Evan
                   Lutheran Good Samaritan), (AMBAC),
                   6.00%, 6/1/18                                 529,055
------------------------------------------------------------------------
                                                             $ 3,105,279
------------------------------------------------------------------------
Nursing Home -- 2.4%
------------------------------------------------------------------------
     $1,000        Little Rock, Health Facilities Board,
                   (Baptist Medical Center-Parkway
                   Village), 7.00%, 10/1/17                  $ 1,040,000
------------------------------------------------------------------------
                                                             $ 1,040,000
------------------------------------------------------------------------
Special Tax Revenue -- 5.9%
------------------------------------------------------------------------
     $2,000        Little Rock, Hotel and Restaurant Gross
                   Receipts Tax, 7.375%, 8/1/15              $ 2,503,160
------------------------------------------------------------------------
                                                             $ 2,503,160
------------------------------------------------------------------------
Transportation -- 4.8%
------------------------------------------------------------------------
     $  750        Northwest Arkansas Regional Airport
                   Authority, (AMT), 7.625%, 2/1/27          $   789,248
      1,300        Puerto Rico Highway and Transportation
                   Authority, 4.75%, 7/1/38                    1,261,416
------------------------------------------------------------------------
                                                             $ 2,050,664
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Water and Sewer -- 7.1%
------------------------------------------------------------------------
     $1,000        Arkansas Development Finance Authority,
                   (Waste Water System), 5.00%, 6/1/22       $ 1,002,790
      1,000        Little Rock, Sewer, 5.50%, 8/1/14           1,012,060
      1,000        South Sebastian County, Water Users
                   Association, 6.15%, 6/1/23                  1,012,510
------------------------------------------------------------------------
                                                             $ 3,027,360
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.4%
   (identified cost $39,131,904)                             $41,960,025
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.6%                       $   701,951
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $42,661,976
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Arkansas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2001, 22.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 2.0% to 9.4% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       SEE NOTES TO FINANCIAL STATEMENTS

GEORGIA MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 97.8%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Electric Utilities -- 5.0%
------------------------------------------------------------------------
     $1,000        Georgia Municipal Electric Power
                   Authority, 0.00%, 1/1/12                  $   576,660
      1,000        Georgia Municipal Electric Power
                   Authority, 8.25%, 1/1/11                    1,297,810
      1,000        Monroe County, Development Authority
                   Pollution Control, (Gulf Power),
                   6.30%, 9/1/24                               1,001,240
        665        Puerto Rico Electric Power Authority,
                   0.00%, 7/1/17                                 312,350
------------------------------------------------------------------------
                                                             $ 3,188,060
------------------------------------------------------------------------
Escrowed / Prerefunded -- 4.3%
------------------------------------------------------------------------
     $2,500        Savannah Hospital Authority, (Saint
                   Joseph's Hospital), Prerefunded to
                   7/1/03, 6.20%, 7/1/23                     $ 2,703,675
------------------------------------------------------------------------
                                                             $ 2,703,675
------------------------------------------------------------------------
General Obligations -- 3.3%
------------------------------------------------------------------------
     $  300        Alpharetta, 6.50%, 5/1/10(1)              $   350,670
        500        Georgia State, 6.30%, 3/1/08                  575,900
      1,000        Puerto Rico Aqueduct and Sewer
                   Authority, 6.25%, 7/1/12                    1,188,900
------------------------------------------------------------------------
                                                             $ 2,115,470
------------------------------------------------------------------------
Hospital -- 5.6%
------------------------------------------------------------------------
     $1,000        Baldwin County, Hospital Authority,
                   (Oconee Regional Medical Center),
                   5.375%, 12/1/28                           $   852,600
        800        Forsyth County, Hospital Authority,
                   (Georgia Baptist Health Care System),
                   6.375%, 10/1/28                               746,912
        700        Royston, Hospital Authority, (Cobb
                   Healthcare System, Inc.), 6.50%, 7/1/27       663,152
      1,285        Toombs County, Hospital Authority, (Dr.
                   John M. Meadows Memorial Hospital),
                   7.00%, 12/1/17                              1,313,154
------------------------------------------------------------------------
                                                             $ 3,575,818
------------------------------------------------------------------------
Housing -- 4.4%
------------------------------------------------------------------------
     $  545        Atlanta Urban Residential Finance
                   Authority, (New Community John Hope),
                   (AMT), 7.25%, 6/1/07                      $   538,138
        980        Georgia Housing Finance Authority,
                   (AMT), 5.85%, 12/1/28                       1,014,555
        600        Georgia Private Colleges and
                   Universities Authority, Student Housing
                   Revenue, (Mercer Housing Corp.),
                   6.00%, 6/1/31                                 607,284
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Housing (continued)
------------------------------------------------------------------------
     $  600        Multifamily Housing Pass Through
                   Certificates (Laurenceville), (AMT),
                   6.00%, 11/1/33                            $   612,306
------------------------------------------------------------------------
                                                             $ 2,772,283
------------------------------------------------------------------------
Industrial Development Revenue -- 14.7%
------------------------------------------------------------------------
     $2,000        Albany Dougherty, Payroll Development
                   Authority, Solid Waste Disposal,
                   (Proctor and Gamble), (AMT),
                   5.20%, 5/15/28                            $ 2,013,680
        650        Brunswick and Glynn County Development
                   Authority, (Georgia-Pacific),
                   5.55%, 3/1/26                                 609,538
        500        Cartersville Development Authority,
                   (Anheuser-Busch), (AMT), 6.125%, 5/1/27       529,980
      1,000        Cartersville Development Authority,
                   (Anheuser-Busch), (AMT), 7.375%, 5/1/09     1,195,260
        750        Effingham County, Solid Waste Disposal,
                   (Fort James), (AMT), 5.625%, 7/1/18           732,803
      1,250        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.25%, 6/1/26             1,295,375
        500        Savannah EDA, (Hershey Foods),
                   6.60%, 6/1/12                                 522,175
      1,123        Savannah EDA, (Intercat-Savannah, Inc.),
                   (AMT), 9.00%, 1/1/15(2)                       674,081
        750        Savannah EDA, (Union Camp Corp.),
                   6.80%, 2/1/12                                 771,765
      1,000        Vienna Water and Sewer, (Cargill),
                   (AMT), 6.00%, 9/1/14                        1,043,260
------------------------------------------------------------------------
                                                             $ 9,387,917
------------------------------------------------------------------------
Insured-Education -- 3.9%
------------------------------------------------------------------------
     $1,000        Fulton County, Development Authority,
                   (Georgia Technology Research Corp.),
                   (MBIA), 5.00%, 9/1/27                     $ 1,001,120
      1,500        Georgia Private Colleges and
                   Universities Authority, (Agnes Scott
                   College), (MBIA), 4.75%, 6/1/28             1,450,065
------------------------------------------------------------------------
                                                             $ 2,451,185
------------------------------------------------------------------------
Insured-Electric Utilities -- 6.9%
------------------------------------------------------------------------
     $3,100        Georgia Municipal Electric Power
                   Authority, (MBIA), 5.50%, 1/1/20          $ 3,408,326
        900        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(3)      985,500
------------------------------------------------------------------------
                                                             $ 4,393,826
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GEORGIA MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Hospital -- 4.3%
------------------------------------------------------------------------
     $1,000        Henry County, Hospital Authority
                   Revenue, (Henry Medical Center, Inc.),
                   (AMBAC), 6.00%, 7/1/29                    $ 1,110,520
      1,100        Medical Center Hospital Authority,
                   (Columbus Regional Healthcare System),
                   (MBIA), Variable Rate, 8/1/10(4)(5)         1,221,000
        400        Medical Center Hospital Authority,
                   (Columbus Regional Healthcare System),
                   (MBIA), Variable Rate, 8/1/10(4)(5)           433,000
------------------------------------------------------------------------
                                                             $ 2,764,520
------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 1.7%
------------------------------------------------------------------------
     $1,000        East Point Building Authority, (FGIC),
                   6.00%, 2/1/10                             $ 1,085,070
------------------------------------------------------------------------
                                                             $ 1,085,070
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 8.1%
------------------------------------------------------------------------
     $1,000        George L. Smith, (Georgia World Congress
                   Center-Domed Stadium), (MBIA), (AMT),
                   5.50%, 7/1/20                             $ 1,044,320
      1,000        Metropolitan Atlanta Rapid Transit
                   Authority, (AMBAC), 6.25%, 7/1/11           1,177,370
      1,000        Metropolitan Atlanta Rapid Transit
                   Authority, (AMBAC), 6.25%, 7/1/20           1,195,720
        700        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(4)                                     724,549
      1,000        Puerto Rico Public Finance Corp.,
                   (AMBAC), Variable Rate, 6/1/26(3)(5)        1,024,840
------------------------------------------------------------------------
                                                             $ 5,166,799
------------------------------------------------------------------------
Insured-Transportation -- 5.5%
------------------------------------------------------------------------
     $1,500        Atlanta Airport, (FGIC), 5.60%, 1/1/30    $ 1,592,790
      1,500        Atlanta Metropolitan Rapid
                   Transportation Authority, (MBIA),
                   Variable Rate, 7/1/20(3)(5)                 1,560,090
        750        Puerto Rico Highway and Transportation
                   Authority, (AMBAC), 0.00%, 7/1/18             342,885
------------------------------------------------------------------------
                                                             $ 3,495,765
------------------------------------------------------------------------
Insured-Water and Sewer -- 13.7%
------------------------------------------------------------------------
     $2,500        Atlanta, Water and Wastewater, (FGIC),
                   5.00%, 11/1/38                            $ 2,468,625
        500        Augusta, Water and Sewer, (FSA),
                   5.25%, 10/1/30                                513,570
      1,000        Cherokee County, Water and Sewer
                   Authority, (FGIC), 4.75%, 8/1/28              965,920
      3,320        Fulton County, Water and Sewer, (FGIC),
                   4.75%, 1/1/28                               3,213,162
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Insured-Water and Sewer (continued)
------------------------------------------------------------------------
     $1,000        Henry County, Water and Sewer Authority,
                   (FGIC), 5.625%, 2/1/30                    $ 1,063,590
        500        Upper Oconee Basin, Water Authority,
                   (FGIC), 5.25%, 7/1/27                         511,960
------------------------------------------------------------------------
                                                             $ 8,736,827
------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 2.5%
------------------------------------------------------------------------
     $2,300        Fulton County, Building Authority,
                   Judicial Center, 0.00%, 1/1/10            $ 1,609,494
------------------------------------------------------------------------
                                                             $ 1,609,494
------------------------------------------------------------------------
Miscellaneous -- 1.6%
------------------------------------------------------------------------
     $1,000        Atlanta, Downtown Development Authority,
                   Childcare Facilities, (Central Atlanta
                   Hospitality Childcare Inc.),
                   8.00%, 1/1/26                             $ 1,040,090
------------------------------------------------------------------------
                                                             $ 1,040,090
------------------------------------------------------------------------
Senior Living / Life Care -- 1.6%
------------------------------------------------------------------------
     $1,385        De Kalb County, Private Hospital
                   Authority, (Atlanta, Inc.),
                   8.50%, 3/1/25(6)                          $   512,450
        500        Fulton County, Residential Elderly Care
                   Facility Authority, (Canterbury Court),
                   6.30%, 10/1/24                                500,335
------------------------------------------------------------------------
                                                             $ 1,012,785
------------------------------------------------------------------------
Solid Waste -- 1.6%
------------------------------------------------------------------------
     $1,000        Savannah Resource Recovery, (Savannah
                   Energy Systems Co.), 6.30%, 12/1/06       $ 1,018,250
------------------------------------------------------------------------
                                                             $ 1,018,250
------------------------------------------------------------------------
Special Tax Revenue -- 1.6%
------------------------------------------------------------------------
     $  900        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 7/1/27(4)(5)    $ 1,006,623
------------------------------------------------------------------------
                                                             $ 1,006,623
------------------------------------------------------------------------
Transportation -- 4.3%
------------------------------------------------------------------------
     $2,750        Puerto Rico Highway and Transportation
                   Authority, 5.00%, 7/1/36                  $ 2,763,860
------------------------------------------------------------------------
                                                             $ 2,763,860
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GEORGIA MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Water and Sewer -- 3.2%
------------------------------------------------------------------------
     $1,000        De Kalb County, Water and Sewer,
                   5.00%, 10/1/28                            $ 1,000,540
      1,000        De Kalb County, Water and Sewer,
                   5.125%, 10/1/31                             1,011,900
------------------------------------------------------------------------
                                                             $ 2,012,440
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.8%
   (identified cost $58,862,482)                             $62,300,757
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.2%                       $ 1,371,746
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $63,672,503
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Georgia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2001, 45.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 2.4% to 17.5% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Non-income producing security.
 (3)  Security has been issued as an inverse floater bond.
 (4)  Security has been issued as a leveraged inverse floater bond.
 (5) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (6)  The Portfolio is accruing only partial interest on this security.

                       SEE NOTES TO FINANCIAL STATEMENTS

KENTUCKY MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 97.2%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Assisted Living -- 4.2%
------------------------------------------------------------------------
    $ 3,000        Kenton County, (Highland Terrace),
                   (AMT), FHA, 6.95%, 12/1/26                $ 3,319,380
------------------------------------------------------------------------
                                                             $ 3,319,380
------------------------------------------------------------------------
Electric Utilities -- 2.1%
------------------------------------------------------------------------
    $ 3,500        Puerto Rico Electric Power Authority,
                   0.00%, 7/1/17                             $ 1,643,950
------------------------------------------------------------------------
                                                             $ 1,643,950
------------------------------------------------------------------------
Escrowed / Prerefunded -- 9.1%
------------------------------------------------------------------------
    $ 1,000        Elsmmere, (Courtaulds Pkg, Inc.),
                   Prerefunded to 4/1/05, 6.75%, 4/1/10      $ 1,133,630
      1,200        Florence, Housing Facilities, (Blue
                   Grass Housing), Prerefunded to 7/1/07,
                   7.625%, 5/1/27                              1,456,476
      2,000        Louisville and Jefferson County,
                   Metropolitan Sewer District, (AMBAC),
                   Prerefunded to 11/15/04,
                   6.75%, 5/15/25(1)                           2,271,440
      1,600        Puerto Rico Telephone Authority, (MBIA),
                   Prerefunded to 1/1/03, Variable Rate,
                   1/16/15(2)                                  1,762,000
        545        Russell, Health Systems, Prerefunded to
                   7/1/06, 8.10%, 7/1/15                         661,875
------------------------------------------------------------------------
                                                             $ 7,285,421
------------------------------------------------------------------------
General Obligations -- 5.1%
------------------------------------------------------------------------
    $ 1,465        Bowling Green, 5.30%, 6/1/19              $ 1,536,140
      1,000        Lexington-Fayette Urban County, (County
                   Detention Center), 4.75%, 5/1/20              979,930
      1,100        Louisville, 4.50%, 12/1/18                  1,062,138
      1,125        Puerto Rico, 0.00%, 7/1/17                    526,297
------------------------------------------------------------------------
                                                             $ 4,104,505
------------------------------------------------------------------------
Hospital -- 3.1%
------------------------------------------------------------------------
    $ 2,000        Kentucky Economic Development Finance
                   Authority, (Catholic Health),
                   5.00%, 12/1/27                            $ 1,916,940
        430        Russell, Health Systems, 8.10%, 7/1/15        519,010
------------------------------------------------------------------------
                                                             $ 2,435,950
------------------------------------------------------------------------
Industrial Development Revenue -- 18.9%
------------------------------------------------------------------------
    $ 2,425        Ashland, Solid Waste Disposal, (Ashland
                   Oil), (AMT), 7.125%, 2/1/22               $ 2,581,752
      3,075        Fulton County, Industrial Building,
                   (Chic Jeans), (AMT), 7.50%, 2/1/10(3)         115,312
      1,500        Hancock County, (Southwire Co.), (AMT),
                   7.75%, 7/1/26                               1,548,990
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Industrial Development Revenue (continued)
------------------------------------------------------------------------
    $ 2,370        Hancock County, Solid Waste Disposal,
                   (Williamette Corp.), (AMT),
                   6.60%, 5/1/26                             $ 2,456,149
      1,450        Henderson County, Solid Waste Disposal,
                   (MacMillan Bloedel), (AMT),
                   7.00%, 3/1/25                               1,528,619
      1,000        Jefferson County, Pollution Control,
                   (E.I. du Pont de Nemours),
                   6.30%, 7/1/12                               1,076,550
        600        Kenton County Airport, (Delta Airlines),
                   (AMT), 6.125%, 2/1/22                         598,920
        250        Kenton County Airport, (Delta Airlines),
                   (AMT), 7.50%, 2/1/12                          257,788
        500        Owensboro County, (KMart Corp.),
                   6.80%, 12/1/07                                511,275
      1,500        Perry County, Solid Waste Disposal, (TJI
                   International), (AMT), 6.80%, 5/1/26        1,594,785
        915        Powderly, (KMart Corp.), 6.90%, 3/1/07        935,368
      1,820        Wickliffe, Solid Waste Disposal,
                   (Westvaco Corp.), (AMT), 6.375%, 4/1/26     1,860,622
------------------------------------------------------------------------
                                                             $15,066,130
------------------------------------------------------------------------
Insured-Education -- 5.5%
------------------------------------------------------------------------
    $ 1,350        Hardin County, School District Finance
                   Corp., School Building, (FSA),
                   4.75%, 7/1/21                             $ 1,325,255
      2,000        Lexington-Fayette Urban County,
                   (University of Kentucky, Alumni
                   Association, Inc.), (MBIA),
                   5.00%, 11/1/18                              2,040,400
      1,000        University of Kentucky, University
                   Consolidated Revenue, (FGIC),
                   5.00%, 5/1/19                               1,015,040
------------------------------------------------------------------------
                                                             $ 4,380,695
------------------------------------------------------------------------
Insured-General Obligations -- 7.4%
------------------------------------------------------------------------
    $ 1,000        Campbell and Kenton County, District No.
                   1, (FSA), 5.00%, 8/31/31                  $   997,650
      1,000        Kentucky Property and Buildings
                   Commission, (FSA), 5.00%, 8/1/21            1,008,130
      1,500        Lexington-Fayette Urban County, (County
                   Detention Center), (FGIC),
                   4.75%, 5/1/24                               1,456,320
      1,500        Puerto Rico, (AMBAC), 4.50%, 7/1/23         1,450,275
      1,000        Warren County, (Judicial Office Building
                   and Parks), (AMBAC), 5.20%, 9/1/29          1,020,590
------------------------------------------------------------------------
                                                             $ 5,932,965
------------------------------------------------------------------------
Insured-Hospital -- 9.1%
------------------------------------------------------------------------
    $ 1,500        Daviess County, (ODCH, Inc.), (MBIA),
                   6.25%, 8/1/22                             $ 1,580,025
      1,000        Jefferson County, Health Facilities
                   Authority, (Jewish Hospital), (AMBAC),
                   6.50%, 5/1/15                               1,043,410
        750        Jefferson County, Health Facilities
                   Authority, (Jewish Hospital), (AMBAC),
                   6.55%, 5/1/22                                 780,015
        850        Jefferson County, Health Facilities
                   Authority, (University Medical Center),
                   (MBIA), 5.25%, 7/1/22                         863,294

                       SEE NOTES TO FINANCIAL STATEMENTS

KENTUCKY MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Insured-Hospital (continued)
------------------------------------------------------------------------
    $11,775        Kentucky EDA, (Norton Healthcare, Inc.),
                   (MBIA), 0.00%, 10/1/27                    $ 2,977,662
------------------------------------------------------------------------
                                                             $ 7,244,406
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.6%
------------------------------------------------------------------------
    $   250        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/07(2)(4)                              $   255,845
      1,000        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), 5.00%, 7/1/28           1,011,690
------------------------------------------------------------------------
                                                             $ 1,267,535
------------------------------------------------------------------------
Insured-Transportation -- 15.0%
------------------------------------------------------------------------
    $   500        Kenton County Airport, (FSA), (AMT),
                   6.30%, 3/1/15                             $   512,875
      3,000        Kenton County Airport, (MBIA), (AMT),
                   6.30%, 3/1/15                               3,293,760
      1,195        Kenton County Airport, (MBIA), (AMT),
                   6.45%, 3/1/15                               1,338,436
      1,000        Kentucky EDA, (State Turnpike
                   Revitalization), (FGIC), 0.00%, 7/1/10        703,220
      1,000        Louisville and Jefferson County,
                   Regional Airport Authority, (MBIA),
                   (AMT), 5.00%, 7/1/18                        1,002,410
      1,300        Louisville and Jefferson County,
                   Regional Airport Authority, (MBIA),
                   (AMT), 5.00%, 7/1/25                        1,281,215
      5,000        Puerto Rico Highway and Transportation
                   Authority, (AMBAC), 0.00%, 7/1/18           2,285,900
      1,500        Puerto Rico Highway and Transportation
                   Authority, (AMBAC), 5.00%, 7/1/28           1,518,390
------------------------------------------------------------------------
                                                             $11,936,206
------------------------------------------------------------------------
Insured-Water and Sewer -- 4.9%
------------------------------------------------------------------------
    $ 1,000        Kenton County, Water District
                   Waterworks, (FGIC), 6.00%, 2/1/17         $ 1,042,590
      2,000        Louisville and Jefferson County,
                   Metropolitan Sewer District and Drainage
                   System, (FGIC), 4.75%, 5/15/28              1,910,720
      1,000        Louisville and Jefferson County,
                   Metropolitan Sewer District and Drainage
                   System, (FGIC), 5.00%, 5/15/30                994,640
------------------------------------------------------------------------
                                                             $ 3,947,950
------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 9.2%
------------------------------------------------------------------------
    $ 1,000        Jefferson County, (Capital Projects
                   Corp.), 0.00%, 8/15/12                    $   614,140
      4,990        Jefferson County, (Capital Projects
                   Corp.), 0.00%, 8/15/15                      2,570,549
      1,000        Kenton County, (Public Properties
                   Corp.), 5.00%, 3/1/29                         990,410
      1,030        Kentucky, League of Cities Funding
                   Trust, Certificates of Participation,
                   6.15%, 8/1/13                               1,120,187
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Lease Revenue / Certificates of Participation (continued)
------------------------------------------------------------------------
    $ 2,000        Owensboro County, Airport Lease,
                   5.875%, 6/1/15                            $ 2,087,860
------------------------------------------------------------------------
                                                             $ 7,383,146
------------------------------------------------------------------------
Solid Waste -- 1.5%
------------------------------------------------------------------------
    $ 1,200        Morgantown, Solid Waste Revenue, (AMT),
                   7.45%, 5/1/22                             $ 1,216,356
------------------------------------------------------------------------
                                                             $ 1,216,356
------------------------------------------------------------------------
Special Tax Revenue -- 0.5%
------------------------------------------------------------------------
    $   350        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 7/1/27(4)(5)    $   391,465
------------------------------------------------------------------------
                                                             $   391,465
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.2%
   (identified cost $74,109,415)                             $77,556,060
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.8%                       $ 2,265,002
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $79,821,062
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Kentucky municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2001, 50.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 5.0% to 20.8% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Security has been issued as an inverse floater bond.
 (3)  Non-income producing security.
 (4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (5)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

LOUISIANA MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 97.6%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Escrowed / Prerefunded -- 5.2%
------------------------------------------------------------------------
     $2,475        Jefferson Parish, Home Mortgage
                   Authority, Single Family, (FGIC),
                   Escrowed to Maturity, 0.00%, 5/1/17       $ 1,150,479
        100        Louisiana Public Facilities Authority,
                   (Our Lady of the Lake Medical Center),
                   (MBIA), Prerefunded to 5/31/02, Variable
                   Rate, 11/28/14(1)                             105,875
        250        Saint Tammany Parish, Hospital Service
                   District, Prerefunded to 7/1/02,
                   6.50%, 7/1/22                                 262,730
------------------------------------------------------------------------
                                                             $ 1,519,084
------------------------------------------------------------------------
Hospital -- 4.4%
------------------------------------------------------------------------
     $  100        Lafourche Parish, Hospital Service
                   District, 6.00%, 10/1/23                  $    97,958
        680        Louisiana Public Facilities Authority,
                   (General Health Systems),
                   6.80%, 11/1/16                                691,846
        500        Louisiana Public Facilities Authority,
                   (Tuoro Infirmary), 5.625%, 8/15/29            495,460
------------------------------------------------------------------------
                                                             $ 1,285,264
------------------------------------------------------------------------
Housing -- 15.8%
------------------------------------------------------------------------
     $  300        Guam Housing Corp., Single Family,
                   (AMT), 5.75%, 9/1/31                      $   323,013
        470        Louisiana HFA, Single Family, (GNMA),
                   (AMT), 6.30%, 12/1/27                         492,156
        575        Louisiana HFA, Single Family, (GNMA),
                   (AMT), 8.00%, 3/1/25                          643,132
      1,980        Louisiana HFA, Single Family,
                   (GNMA/FNMA), 0.00%, 6/1/27                    472,784
        325        Louisiana HFA, Single Family,
                   (GNMA/FNMA), (AMT), 6.55%, 12/1/26            338,023
        400        Louisiana Public Facilities Authority,
                   (Eden Point), 6.25%, 3/1/34                   361,724
      1,890        New Orleans Home Mortgage Authority,
                   Single Family, (GNMA/FNMA), (AMT),
                   6.30%, 6/1/28                               1,977,677
------------------------------------------------------------------------
                                                             $ 4,608,509
------------------------------------------------------------------------
Industrial Development Revenue -- 11.5%
------------------------------------------------------------------------
     $  750        Bastrop, (International Paper), (AMT),
                   6.60%, 3/1/19                             $   782,205
        500        East Baton Rouge Parish,
                   (Georgia-Pacific), (AMT), 5.35%, 9/1/11       498,470
      1,000        Louisiana Offshore Terminal Authority,
                   Deepwater Port Revenue, (Loop, LLC),
                   5.20%, 10/1/18                              1,018,150
        500        Saint Bernard Parish, (Mobil Oil),
                   5.90%, 11/1/26                                529,565
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Industrial Development Revenue (continued)
------------------------------------------------------------------------
     $  500        South Louisiana Port Commission,
                   (Cargill), 5.85%, 4/1/17                  $   531,810
------------------------------------------------------------------------
                                                             $ 3,360,200
------------------------------------------------------------------------
Insured-Education -- 9.2%
------------------------------------------------------------------------
     $  500        Calcasieu Parish Public Trust Authority
                   Student Lease, (McNeese Student
                   Housing), (MBIA), 5.25%, 5/1/33           $   511,240
      1,000        Louisiana Public Facilities Authority,
                   (Dillard University), (AMBAC),
                   5.00%, 2/1/28                               1,000,570
      1,100        Louisiana State University, (FGIC),
                   5.75%, 7/1/14                               1,160,192
------------------------------------------------------------------------
                                                             $ 2,672,002
------------------------------------------------------------------------
Insured-Electric Utilities -- 3.8%
------------------------------------------------------------------------
     $  250        Puerto Rico Electric Power Authority,
                   (FSA), 5.25%, 7/1/29                      $   259,415
      1,750        Puerto Rico Electric Power Authority,
                   (MBIA), 0.00%, 7/1/17                         841,260
------------------------------------------------------------------------
                                                             $ 1,100,675
------------------------------------------------------------------------
Insured-General Obligations -- 16.8%
------------------------------------------------------------------------
     $  250        Calcasieu Parish, School District,
                   (FGIC), 5.25%, 5/1/20                     $   258,742
        500        Louisiana, (FGIC), 5.00%, 11/15/20            505,405
      3,000        New Orleans, (AMBAC), 0.00%, 9/1/15         1,533,750
      4,000        New Orleans, (AMBAC), 0.00%, 9/1/16         1,923,800
      1,500        New Orleans, (AMBAC), 0.00%, 9/1/17           678,540
------------------------------------------------------------------------
                                                             $ 4,900,237
------------------------------------------------------------------------
Insured-Housing -- 0.0%
------------------------------------------------------------------------
     $   20        East Baton Rouge Mortgage Finance
                   Authority, Single Family, (MBIA),
                   (GNMA/FNMA), 0.00%, 10/1/15               $     4,513
------------------------------------------------------------------------
                                                             $     4,513
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 11.7%
------------------------------------------------------------------------
     $  345        Baton Rouge, Public Improvement, (FGIC),
                   4.75%, 8/1/17                             $   346,356
        250        Lafayette Parish, School District,
                   (FGIC), 4.60%, 4/1/18                         245,072
        500        Louisiana Environmental Facilities and
                   Community Development Authority,
                   (Capital and Equipment Acquisition),
                   (AMBAC), 4.50%, 12/1/18                       486,220

                       SEE NOTES TO FINANCIAL STATEMENTS

LOUISIANA MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Insured-Special Tax Revenue (continued)
------------------------------------------------------------------------
     $  500        Louisiana Environmental Facilities and
                   Community Development Authority,
                   (Jefferson Parking Garage), (AMBAC),
                   5.00%, 9/1/31                             $   495,775
      1,000        Louisiana Stadium and Exposition
                   District, (FGIC), 5.00%, 7/1/26             1,001,860
        450        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(1)(2)                                  460,521
        350        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(3)                                     362,274
------------------------------------------------------------------------
                                                             $ 3,398,078
------------------------------------------------------------------------
Insured-Transportation -- 4.7%
------------------------------------------------------------------------
     $1,400        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38           $ 1,367,758
------------------------------------------------------------------------
                                                             $ 1,367,758
------------------------------------------------------------------------
Senior Living / Life Care -- 10.1%
------------------------------------------------------------------------
     $  490        Louisiana HFA, (HCC Assisted Living
                   Group 1), (AMT), 9.00%, 3/1/25            $   516,867
        500        Louisiana HFA, (Saint Dominic Assisted
                   Care Facility), (GNMA), 6.85%, 9/1/25         544,040
      1,000        Louisiana HFA, (Saint Joseph's Manor
                   Retirement Center), (GNMA),
                   7.80%, 12/1/35                              1,119,780
        750        Louisiana PFA, (Glen Retirement System),
                   6.70%, 12/1/25                                754,073
------------------------------------------------------------------------
                                                             $ 2,934,760
------------------------------------------------------------------------
Special Tax Revenue -- 2.6%
------------------------------------------------------------------------
     $  350        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 10/1/32(2)(3)   $   427,277
        300        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 7/1/27(2)(3)        335,541
------------------------------------------------------------------------
                                                             $   762,818
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Transportation -- 1.8%
------------------------------------------------------------------------
     $  500        Mississippi River Bridge Authority,
                   Bridge Revenue, 6.75%, 11/1/12(4)         $   530,945
------------------------------------------------------------------------
                                                             $   530,945
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.6%
   (identified cost $26,448,675)                             $28,444,843
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.4%                       $   710,116
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $29,154,959
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Louisiana municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2001, 51.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 5.1% to 24.4% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.
 (4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

MARYLAND MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 99.1%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Cogeneration -- 1.6%
------------------------------------------------------------------------
     $1,250        Maryland Energy Cogeneration, (AES
                   Warrior Run), (AMT), 7.40%, 9/1/19        $ 1,315,787
------------------------------------------------------------------------
                                                             $ 1,315,787
------------------------------------------------------------------------
Education -- 8.3%
------------------------------------------------------------------------
     $1,500        Annapolis, EDA, (Saint Johns College),
                   5.50%, 10/1/23                            $ 1,505,595
        750        Maryland EDA, (Collegiate Housing -
                   Salisbury), 6.00%, 6/1/30                     766,830
      4,000        Maryland HEFA, (Johns Hopkins
                   University), 6.00%, 7/1/39                  4,625,360
------------------------------------------------------------------------
                                                             $ 6,897,785
------------------------------------------------------------------------
Electric Utilities -- 5.7%
------------------------------------------------------------------------
     $1,500        Calvert, Pollution Control Revenue,
                   (Baltimore Gas and Electric),
                   5.55%, 7/15/14                            $ 1,573,830
        750        Guam Power Authority, 6.625%, 10/1/14         853,080
      2,225        Prince George's County, Pollution
                   Control Revenue, (Potomac Electric),
                   6.375%, 1/15/23                             2,319,140
------------------------------------------------------------------------
                                                             $ 4,746,050
------------------------------------------------------------------------
Escrowed / Prerefunded -- 6.1%
------------------------------------------------------------------------
     $1,125        Baltimore, SFMR, (Inner Harbor),
                   Escrowed to Maturity, 8.00%, 12/1/10      $ 1,471,869
      2,500        Maryland HEFA, (Union Hospital of
                   Cecil), Prerefunded to 7/1/02,
                   6.70%, 7/1/22                               2,635,450
        500        Montgomery County, EDA, (Bullis School),
                   Prerefunded to 11/1/05, 5.60%, 11/1/18        554,680
        350        Montgomery County, EDA, (Bullis School),
                   Prerefunded to 11/1/05, 5.60%, 11/1/22        388,276
------------------------------------------------------------------------
                                                             $ 5,050,275
------------------------------------------------------------------------
General Obligations -- 0.9%
------------------------------------------------------------------------
     $1,100        Puerto Rico, 0.00%, 7/1/16                $   546,579
        190        Worcester, Sanitary District,
                   6.55%, 8/15/17                                197,824
------------------------------------------------------------------------
                                                             $   744,403
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Hospital -- 8.8%
------------------------------------------------------------------------
     $  460        Berlin, (Atlantic General Hospital),
                   8.375%, 6/1/22                            $   472,724
      1,175        Maryland HEFA, (Good Samaritan
                   Hospital), 5.75%, 7/1/19                    1,209,192
      3,000        Maryland HEFA, (Johns Hopkins Hospital),
                   4.50%, 5/15/35                              2,732,100
        800        Maryland HEFA, (University of Maryland
                   Medical System), 6.75%, 7/1/30                879,112
      1,355        Prince George's County, (Greater
                   SouthEast Healthcare System),
                   6.375%, 1/1/13(1)                             528,450
      3,800        Prince George's County, (Greater
                   SouthEast Healthcare System),
                   6.375%, 1/1/23(1)                           1,482,000
------------------------------------------------------------------------
                                                             $ 7,303,578
------------------------------------------------------------------------
Housing -- 8.1%
------------------------------------------------------------------------
     $1,000        Maryland Community Development
                   Administration Multifamily, FHA, (AMT),
                   6.70%, 5/15/36                            $ 1,054,260
      2,885        Maryland Community Development
                   Administration Single Family, (AMT),
                   6.75%, 4/1/26                               2,989,062
        625        Maryland Community Development
                   Administration Single Family, (AMT),
                   6.80%, 4/1/22                                 647,337
        725        Maryland Community Development
                   Administration Single Family, (AMT),
                   6.80%, 4/1/24                                 750,911
      1,000        Montgomery County, Housing Opportunities
                   Commission, SFMR, 0.00%, 7/1/28               227,730
      1,000        Prince George's County, Housing
                   Authority, (Langely Gardens), (AMT),
                   5.875%, 2/20/39                             1,037,860
------------------------------------------------------------------------
                                                             $ 6,707,160
------------------------------------------------------------------------
Industrial Development Revenue -- 7.4%
------------------------------------------------------------------------
     $1,350        Allegany, PCR, (Westvaco Corp.),
                   6.20%, 1/1/08                             $ 1,451,912
      1,370        Baltimore County, Economic Development
                   Revenue, (Revisions, Inc.),
                   8.50%, 8/15/25                              1,399,592
        750        Baltimore, Port Facilities,
                   (Consolidated Coal Sales Co. - E.I. du
                   Pont de Nemours), 6.50%, 10/1/11              788,378
      1,425        Frederick, EDA, (Cargill),
                   6.30%, 11/1/09(2)                           1,509,902
      1,000        Maryland EDA, (AFCO Cargo), (AMT),
                   6.50%, 7/1/24                                 936,290
------------------------------------------------------------------------
                                                             $ 6,086,074
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MARYLAND MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Education -- 7.1%
------------------------------------------------------------------------
     $  460        Maryland HEFA, (College Of Notre Dame),
                   (MBIA), 5.30%, 10/1/18                    $   502,081
      1,000        Maryland HEFA, (Loyola College), (MBIA),
                   5.00%, 10/1/39                              1,007,220
      2,850        Maryland HEFA, (Loyola College), (MBIA),
                   5.375%, 10/1/26                             2,963,772
      1,200        Morgan State University, Academic and
                   Facilities, (MBIA), 6.10%, 7/1/20           1,419,840
------------------------------------------------------------------------
                                                             $ 5,892,913
------------------------------------------------------------------------
Insured-Electric Utilities -- 2.4%
------------------------------------------------------------------------
     $1,550        Puerto Rico Electric Power Authority,
                   (MBIA), Variable Rate, 7/1/29(3)(4)       $ 1,725,088
        250        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(5)      273,750
------------------------------------------------------------------------
                                                             $ 1,998,838
------------------------------------------------------------------------
Insured-Hospital -- 13.6%
------------------------------------------------------------------------
     $3,000        Maryland HEFA, (Helix Health Issue),
                   (AMBAC), 5.00%, 7/1/27                    $ 3,096,210
        990        Maryland HEFA, (Johns Hopkins
                   Medicine-Howard County General
                   Hospital), (MBIA), 5.00%, 7/1/29              994,712
      3,850        Maryland HEFA, (Medlantic/Helix Issue),
                   (AMBAC), 5.25%, 8/15/38                     3,760,873
      3,150        Puerto Rico ITEM & EC, (Auxilio Mutuo
                   Obligated Group), (MBIA), 6.25%, 7/1/24     3,397,905
------------------------------------------------------------------------
                                                             $11,249,700
------------------------------------------------------------------------
Insured-Housing -- 0.6%
------------------------------------------------------------------------
     $  500        Prince George's County, (Keystone
                   Apartments), FHA, (MBIA), 6.80%, 7/1/25   $   512,560
------------------------------------------------------------------------
                                                             $   512,560
------------------------------------------------------------------------
Insured-Other Revenue -- 1.8%
------------------------------------------------------------------------
     $1,500        Maryland HEFA, (Johns Hopkins Medical
                   Institutions Parking Facility), (AMBAC),
                   5.00%, 7/1/34                             $ 1,505,910
------------------------------------------------------------------------
                                                             $ 1,505,910
------------------------------------------------------------------------
Insured-Solid Waste -- 6.4%
------------------------------------------------------------------------
     $5,000        NE Maryland Solid Waste Disposal,
                   (MBIA), (AMT), 6.30%, 7/1/16              $ 5,326,650
------------------------------------------------------------------------
                                                             $ 5,326,650
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 4.3%
------------------------------------------------------------------------
     $1,000        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(4)(5)                              $ 1,023,380
      2,500        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), 5.00%, 7/1/28           2,529,225
------------------------------------------------------------------------
                                                             $ 3,552,605
------------------------------------------------------------------------
Insured-Transportation -- 3.8%
------------------------------------------------------------------------
     $2,000        Baltimore, International Airport,
                   (FGIC), (AMT), 6.25%, 7/1/14              $ 2,187,260
      1,000        Puerto Rico Highway and Transportation
                   Authority, (MBIA), 4.75%, 7/1/38              976,970
------------------------------------------------------------------------
                                                             $ 3,164,230
------------------------------------------------------------------------
Insured-Water and Sewer -- 4.0%
------------------------------------------------------------------------
     $1,000        Baltimore, Wastewater, (FGIC),
                   5.00%, 7/1/22                             $ 1,042,910
      2,000        Baltimore, Wastewater, (MBIA),
                   5.65%, 7/1/20                               2,219,640
------------------------------------------------------------------------
                                                             $ 3,262,550
------------------------------------------------------------------------
Solid Waste -- 2.3%
------------------------------------------------------------------------
     $2,000        Northeast Waste Disposal Authority,
                   Resources Recovery Revenue, (Baltimore
                   Resco Retrofit), (AMT), 4.75%, 1/1/12     $ 1,925,520
------------------------------------------------------------------------
                                                             $ 1,925,520
------------------------------------------------------------------------
Special Tax Revenue -- 1.5%
------------------------------------------------------------------------
     $  800        Frederick County, Urbana Community
                   Development Authority, 6.625%, 7/1/25     $   820,008
        350        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 7/1/27(3)(4)        391,465
------------------------------------------------------------------------
                                                             $ 1,211,473
------------------------------------------------------------------------
Transportation -- 3.1%
------------------------------------------------------------------------
     $1,700        Puerto Rico Highway and Transportation
                   Authority, 4.75%, 7/1/38                  $ 1,649,544
        500        Puerto Rico Highway and Transportation
                   Authority, 5.50%, 7/1/36                      538,400
        335        Puerto Rico Highway and Transportation
                   Authority, Variable Rate, 7/1/26(3)(4)        384,268
------------------------------------------------------------------------
                                                             $ 2,572,212
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MARYLAND MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Water and Sewer -- 1.3%
------------------------------------------------------------------------
     $1,000        Maryland Water Quality Financing
                   Administration Revolving Loan Fund,
                   6.55%, 9/1/14                             $ 1,047,970
------------------------------------------------------------------------
                                                             $ 1,047,970
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 99.1%
   (identified cost $80,855,573)                             $82,074,243
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 0.9%                       $   722,818
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $82,797,061
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Maryland municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2001, 44.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 0.3% to 25.6% of total investments.
 (1)  Non-income producing security.
 (2) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (3)  Security has been issued as a leveraged inverse floater bond.
 (4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (5)  Security has been issued as an inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

MISSOURI MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.3%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Education -- 4.9%
------------------------------------------------------------------------
     $2,750        Missouri Higher Education Loan
                   Authority, Student Loan, (AMT),
                   5.45%, 2/15/09                            $ 2,845,370
------------------------------------------------------------------------
                                                             $ 2,845,370
------------------------------------------------------------------------
Escrowed / Prerefunded -- 8.0%
------------------------------------------------------------------------
     $  675        Kansas City IDA, (Kingswood United
                   Methodist Manor), Prerefunded to
                   11/15/03, 9.00%, 11/15/13                 $   775,750
      1,000        Lake of the Ozarks, (Community Bridge
                   Corp.), Prerefunded to 12/1/06,
                   6.40%, 12/1/25(1)                           1,165,360
      1,005        Missouri HEFA, (Lake of the Ozarks
                   General Hospital), Prerefunded to
                   2/15/06, 6.50%, 2/15/21                     1,148,052
        575        Missouri HEFA, (Saint Louis Children's
                   Hospital), (MBIA), Escrowed to Maturity,
                   0.00%, 5/15/08                                440,019
      1,000        Saint Louis County, Mortgage Revenue,
                   (GNMA), (AMT), Escrowed to Maturity,
                   5.40%, 1/1/16                               1,075,050
------------------------------------------------------------------------
                                                             $ 4,604,231
------------------------------------------------------------------------
Hospital -- 15.0%
------------------------------------------------------------------------
     $1,950        Missouri HEFA, (Barnes Jewish
                   Christian), 5.25%, 5/15/14                $ 2,079,499
      1,500        Missouri HEFA, (Childrens Mercy
                   Hospital), 5.30%, 5/15/28                   1,503,405
      1,000        Missouri HEFA, (Freeman Health Systems),
                   5.25%, 2/15/18                                951,310
      1,500        Missouri HEFA, (Jefferson Memorial
                   Hospital), 6.80%, 5/15/25                   1,518,840
        495        Missouri HEFA, (Lake of the Ozarks
                   General Hospital), 6.50%, 2/15/21             505,682
      1,000        Taney County IDA, (The Skaggs Community
                   Hospital Association), 5.30%, 5/15/18         939,740
      1,250        West Plains IDA, (Ozarks Medical
                   Center), 5.65%, 11/15/22                    1,103,675
------------------------------------------------------------------------
                                                             $ 8,602,151
------------------------------------------------------------------------
Housing -- 4.7%
------------------------------------------------------------------------
     $1,000        Jefferson County IDA, Multifamily,
                   (Riverview Bend Apartments), (AMT),
                   6.75%, 11/1/29                            $ 1,001,330
        615        Missouri Housing Development Authority,
                   SFMR, (GNMA), 6.45%, 9/1/27                   649,809
        385        Missouri Housing Development Authority,
                   SFMR, (GNMA), (AMT), 6.75%, 6/1/24            395,522
        575        Missouri Housing Development Authority,
                   SFMR, (GNMA), (AMT), 7.25%, 9/1/26            646,300
------------------------------------------------------------------------
                                                             $ 2,692,961
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Industrial Development Revenue -- 14.5%
------------------------------------------------------------------------
     $1,035        Jefferson County, (Kmart Corp.),
                   6.40%, 8/1/08                             $ 1,047,938
        705        Kansas City IDA, (Airline Cargo
                   Facilities), 8.50%, 1/1/17                    758,897
      1,500        Missouri Development Finance Authority,
                   Solid Waste Disposal, (Proctor and
                   Gamble Paper Products), (AMT),
                   5.20%, 3/15/29                              1,534,365
      1,200        Missouri Environmental Improvement and
                   Energy Resources Authority, (American
                   Cyanamid), 5.80%, 9/1/09                    1,249,824
      1,250        Missouri Environmental Improvement and
                   Energy Resources Authority, (Revolving
                   Fund Program), 7.20%, 7/1/16                1,417,025
      1,000        Saint Louis IDA, (Anheuser-Busch),
                   (AMT), 5.875%, 11/1/26                      1,044,460
        500        Saint Louis IDA, (Saint Louis
                   Convention), (AMT), 7.20%, 12/15/28           546,090
        750        Saint Louis IDA, (Saint Louis Science
                   Center), 6.40%, 11/1/19                       745,380
------------------------------------------------------------------------
                                                             $ 8,343,979
------------------------------------------------------------------------
Insured-Education -- 3.0%
------------------------------------------------------------------------
     $1,750        Missouri HEFA, (St. Louis University
                   High School), (AMBAC), 4.75%, 10/1/24     $ 1,707,965
------------------------------------------------------------------------
                                                             $ 1,707,965
------------------------------------------------------------------------
Insured-Electric Utilities -- 5.4%
------------------------------------------------------------------------
     $2,250        Missouri Environmental Improvement and
                   Energy Resources Authority, (Union
                   Electric), (AMBAC), (AMT),
                   5.45%, 10/1/28                            $ 2,325,240
        700        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(2)      766,500
------------------------------------------------------------------------
                                                             $ 3,091,740
------------------------------------------------------------------------
Insured-General Obligations -- 1.7%
------------------------------------------------------------------------
     $2,000        Saint Charles County, (Francis Howell
                   School District), (FGIC), 0.00%, 3/1/16   $ 1,002,540
------------------------------------------------------------------------
                                                             $ 1,002,540
------------------------------------------------------------------------
Insured-Hospital -- 10.4%
------------------------------------------------------------------------
     $  800        Jackson County, (Saint Joseph's Health
                   System), (MBIA), 6.50%, 7/1/19            $   836,392
      1,500        Missouri HEFA, (Heartland Health),
                   (AMBAC), 6.35%, 11/15/17                    1,581,495
      9,500        Missouri HEFA, (Lester Cox Medical
                   Center), (MBIA), 0.00%, 9/1/20              3,588,625
------------------------------------------------------------------------
                                                             $ 6,006,512
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MISSOURI MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Housing -- 2.8%
------------------------------------------------------------------------
     $1,500        SCA, MFMR Receipts, Springfield, (FSA),
                   7.10%, 1/1/30                             $ 1,615,575
------------------------------------------------------------------------
                                                             $ 1,615,575
------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 1.4%
------------------------------------------------------------------------
     $2,000        Saint Louis IDA, (Convention Center
                   Hotel), (AMBAC), 0.00%, 7/15/19           $   811,680
------------------------------------------------------------------------
                                                             $   811,680
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 3.0%
------------------------------------------------------------------------
     $  700        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(3)                                 $   724,549
      1,000        Puerto Rico Public Finance Corp.,
                   (AMBAC), Variable Rate, 6/1/26(2)(4)        1,024,840
------------------------------------------------------------------------
                                                             $ 1,749,389
------------------------------------------------------------------------
Insured-Transportation -- 4.4%
------------------------------------------------------------------------
     $1,500        Bi-State Development Agency, Illinois
                   Metropolitan District, (Saint Clair
                   County Metrolink Extension), (MBIA),
                   5.00%, 7/1/28                             $ 1,500,210
        910        Saint Louis Airport, (Lambert
                   International Airport), (FGIC),
                   6.00%, 7/1/14                               1,043,351
------------------------------------------------------------------------
                                                             $ 2,543,561
------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 4.2%
------------------------------------------------------------------------
     $1,000        Missouri Regional Convention and Sports
                   Complex Authority, 5.50%, 8/15/21         $ 1,022,210
      1,350        Saint Louis County, Regional Convention
                   and Sports Complex Authority,
                   5.50%, 8/15/13                              1,416,474
------------------------------------------------------------------------
                                                             $ 2,438,684
------------------------------------------------------------------------
Nursing Home -- 6.3%
------------------------------------------------------------------------
     $1,000        Kansas City IDA, (Beverly Enterprises),
                   8.00%, 12/1/02                            $ 1,013,750
        140        Missouri HEFA, (Bethesda Health Group of
                   Saint Louis, Inc.), 6.625%, 8/15/05           156,708
        265        Missouri HEFA, (Bethesda Health Group of
                   Saint Louis, Inc.), 6.625%, 8/15/05           296,143
        350        Missouri HEFA, (Bethesda Health Group of
                   Saint Louis, Inc.), 7.50%, 8/15/12            399,826
        650        Missouri HEFA, (Bethesda Health Group of
                   Saint Louis, Inc.), 7.50%, 8/15/12            741,338
      1,000        Saint Louis County, IDA Health
                   Facilities Revenue, (Jewish Center),
                   5.50%, 2/20/36                              1,043,580
------------------------------------------------------------------------
                                                             $ 3,651,345
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Senior Living / Life Care -- 4.8%
------------------------------------------------------------------------
     $  300        Cass County, (Fox Springs Living
                   Center), 7.375%, 10/1/22                  $   308,382
      1,000        Kansas City IDR, (Kingswood Manor),
                   5.80%, 11/15/17                               905,310
      1,500        Missouri HEFA, (Lutheran Senior
                   Services), 6.375%, 2/1/27                   1,531,890
------------------------------------------------------------------------
                                                             $ 2,745,582
------------------------------------------------------------------------
Special Tax Revenue -- 1.8%
------------------------------------------------------------------------
     $  900        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 7/1/27(3)(4)    $ 1,006,623
------------------------------------------------------------------------
                                                             $ 1,006,623
------------------------------------------------------------------------
Transportation -- 1.0%
------------------------------------------------------------------------
     $  500        Puerto Rico Highway and Transportation
                   Authority, Variable Rate, 7/1/26(3)(4)    $   573,535
------------------------------------------------------------------------
                                                             $   573,535
------------------------------------------------------------------------
Water and Sewer -- 1.0%
------------------------------------------------------------------------
     $1,000        Missouri Environmental Improvement and
                   Energy Resources Authority State
                   Revolving Fund, Water Pollution Control,
                   0.00%, 1/1/14                             $   555,090
------------------------------------------------------------------------
                                                             $   555,090
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.3%
   (identified cost $52,077,166)                             $56,588,513
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.7%                       $   959,879
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $57,548,392
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Missouri municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2001, 33.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 3.6% to 14.4% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Security has been issued as an inverse floater bond.
 (3)  Security has been issued as a leveraged inverse floater bond.
 (4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       SEE NOTES TO FINANCIAL STATEMENTS

NORTH CAROLINA MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.6%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Education -- 5.5%
-------------------------------------------------------------------------
     $1,000        North Carolina Educational Facilities
                   Finance Agency, (Duke University),
                   6.75%, 10/1/21                            $  1,023,010
      8,410        University of North Carolina at Chapel
                   Hill, 0.00%, 8/1/17                          3,849,846
      1,980        University of North Carolina at Chapel
                   Hill, 0.00%, 8/1/21                            719,195
-------------------------------------------------------------------------
                                                             $  5,592,051
-------------------------------------------------------------------------
Electric Utilities -- 13.5%
-------------------------------------------------------------------------
     $1,015        Chatham County Industrial Facilities and
                   Pollution, (Carolina Power and Light),
                   6.30%, 6/15/14                            $  1,062,847
      1,250        North Carolina Eastern Municipal Power
                   Agency, 6.75%, 1/1/26                        1,377,012
      5,000        North Carolina Eastern Municipal Power
                   Authority, 6.125%, 1/1/09                    5,508,900
      3,500        North Carolina Municipal Power Agency,
                   (Catawba), 6.50%, 1/1/20                     3,802,295
      2,000        Puerto Rico Electric Power Authority,
                   0.00%, 7/1/17                                  939,400
      2,000        Puerto Rico Electric Power Authority,
                   0.00%, 7/1/17                                  939,400
-------------------------------------------------------------------------
                                                             $ 13,629,854
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 5.5%
-------------------------------------------------------------------------
     $2,530        North Carolina Eastern Municipal Power
                   Agency, Escrowed to Maturity,
                   4.00%, 1/1/18                             $  2,363,779
      2,000        North Carolina Eastern Municipal Power
                   Authority, Escrowed to Maturity,
                   5.00%, 1/1/17                                2,093,260
      1,000        Virgin Islands Public Finance Authority,
                   Prerefunded to 10/1/02, 7.25%, 10/1/18       1,070,850
-------------------------------------------------------------------------
                                                             $  5,527,889
-------------------------------------------------------------------------
General Obligations -- 6.0%
-------------------------------------------------------------------------
     $1,000        Charlotte, 5.60%, 6/1/20                  $  1,090,560
      1,000        New Hanover County, 5.75%, 11/1/17           1,113,890
      3,550        North Carolina Capital Improvements,
                   4.75%, 2/1/12                                3,663,919
        500        Puerto Rico, 0.00%, 7/1/17                     233,910
-------------------------------------------------------------------------
                                                             $  6,102,279
-------------------------------------------------------------------------
Hospital -- 12.5%
-------------------------------------------------------------------------
     $2,090        Charlotte-Mecklenberg Hospital
                   Authority, 0.00%, 1/1/06                  $  1,775,434
      1,500        North Carolina Medical Care Commission,
                   (Annie Penn Memorial Hospital),
                   5.375%, 1/1/22                               1,570,695
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Hospital (continued)
-------------------------------------------------------------------------
     $3,400        North Carolina Medical Care Commission,
                   (Duke University Hospital),
                   0.00%, 6/1/09                             $  2,393,974
      1,000        North Carolina Medical Care Commission,
                   (Gaston Health Care), 5.00%, 2/15/29           961,720
        500        North Carolina Medical Care Commission,
                   (Halifax Regional Medical Center),
                   5.00%, 8/15/24                                 430,150
      2,000        North Carolina Medical Care Commission,
                   (North Carolina Baptist Hospital),
                   6.00%, 6/1/22                                2,056,280
      1,750        North Carolina Medical Care Commission,
                   (Pitt County Memorial Hospital),
                   4.75%, 12/1/28                               1,654,310
      1,700        North Carolina Medical Care Commission,
                   (Presbyterian Health Services),
                   6.00%, 10/1/24                               1,797,869
-------------------------------------------------------------------------
                                                             $ 12,640,432
-------------------------------------------------------------------------
Housing -- 9.0%
-------------------------------------------------------------------------
     $1,900        Charlotte Housing Authority, (Double
                   Oaks), FHA, (FNMA), 7.35%, 5/15/26        $  2,059,638
      2,500        Guam Housing Corp., Single Family,
                   (AMT), 5.75%, 9/1/31                         2,691,775
      1,745        North Carolina HFA, MFMR, (AMT),
                   6.45%, 9/1/27                                1,838,864
      1,780        North Carolina HFA, SFMR, (AMT),
                   6.60%, 9/1/26                                1,848,067
      1,000        Raleigh Housing Authority, Multifamily,
                   (Cedar Point), 7.00%, 11/1/30                  650,000
-------------------------------------------------------------------------
                                                             $  9,088,344
-------------------------------------------------------------------------
Industrial Development Revenue -- 9.6%
-------------------------------------------------------------------------
     $2,750        Haywood County IDA, (Champion
                   International), (AMT), 5.50%, 10/1/18(1)  $  2,710,950
        500        Haywood County IDA, (Champion
                   International), (AMT), 5.75%, 12/1/25          500,990
      2,750        Martin County IDA, (Weyerhaeuser),
                   (AMT), 6.80%, 5/1/24                         2,922,232
      2,500        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.25%, 6/1/26              2,590,750
        850        Robeson County, Industrial Facilities
                   and Pollution Control Financing
                   Authority, (Campbell Soup),
                   6.40%, 12/1/06                                 968,320
-------------------------------------------------------------------------
                                                             $  9,693,242
-------------------------------------------------------------------------
Insured-Education -- 3.2%
-------------------------------------------------------------------------
     $1,375        East Carolina University, (AMBAC),
                   5.25%, 11/1/21                            $  1,424,349
      1,900        University of North Carolina, (MBIA),
                   4.50%, 10/1/18                               1,839,371
-------------------------------------------------------------------------
                                                             $  3,263,720
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NORTH CAROLINA MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured-Electric Utilities -- 7.2%
-------------------------------------------------------------------------
     $4,000        North Carolina Eastern Municipal Power
                   Authority, (Catawba Electric), (MBIA),
                   Variable Rate, 1/1/12(2)                  $  4,255,000
      1,500        North Carolina Eastern Municipal Power
                   Authority, (FSA), Variable Rate,
                   1/1/19(2)(3)                                 1,521,270
      1,400        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/02(2)     1,463,000
-------------------------------------------------------------------------
                                                             $  7,239,270
-------------------------------------------------------------------------
Insured-General Obligations -- 1.4%
-------------------------------------------------------------------------
     $1,400        Johnston County, (FGIC), 5.00%, 6/1/21    $  1,423,716
-------------------------------------------------------------------------
                                                             $  1,423,716
-------------------------------------------------------------------------
Insured-Hospital -- 1.9%
-------------------------------------------------------------------------
     $  500        Cumberland County Hospital, (MBIA),
                   0.00%, 10/1/09                            $    357,315
        935        North Carolina Medical Care Commission,
                   (Memorial Mission Hospital), (FSA),
                   0.00%, 10/1/06                                 777,957
      1,500        North Carolina Medical Care Commission,
                   (Wilson Memorial Hospital), (AMBAC),
                   0.00%, 11/1/15                                 759,720
-------------------------------------------------------------------------
                                                             $  1,894,992
-------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 2.8%
-------------------------------------------------------------------------
     $1,575        Franklin, County Jail, (FGIC),
                   6.625%, 6/1/14                            $  1,758,236
      1,000        Mooresville School District, (AMBAC),
                   6.35%, 10/1/14                               1,057,220
-------------------------------------------------------------------------
                                                             $  2,815,456
-------------------------------------------------------------------------
Insured-Special Tax Revenue -- 2.3%
-------------------------------------------------------------------------
     $2,250        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), 5.00%, 7/1/28         $  2,276,303
-------------------------------------------------------------------------
                                                             $  2,276,303
-------------------------------------------------------------------------
Insured-Transportation -- 3.0%
-------------------------------------------------------------------------
     $3,000        Raleigh Durham, Airport Authority,
                   (FGIC), 5.00%, 11/1/31                    $  2,997,480
-------------------------------------------------------------------------
                                                             $  2,997,480
-------------------------------------------------------------------------
Insured-Water and Sewer -- 2.1%
-------------------------------------------------------------------------
     $  250        Asheville, Water and Sewer, (FSA),
                   5.00%, 8/1/25                             $    250,553
      1,745        Broad River, Water Authority Water
                   System, (MBIA), 5.375%, 6/1/26               1,822,932
-------------------------------------------------------------------------
                                                             $  2,073,485
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Transportation -- 4.4%
-------------------------------------------------------------------------
     $3,000        Puerto Rico Highway and Transportation
                   Authority, 5.00%, 7/1/36                  $  3,015,120
      1,375        Puerto Rico Highway and Transportation
                   Authority, 5.50%, 7/1/36                     1,480,600
-------------------------------------------------------------------------
                                                             $  4,495,720
-------------------------------------------------------------------------
Water and Sewer -- 8.7%
-------------------------------------------------------------------------
     $3,500        Charlotte, Water and Sewer,
                   5.25%, 6/1/25                             $  3,600,625
        175        Eden, Water and Sewer Bonds, (AMT),
                   6.75%, 6/1/08                                  182,947
      2,000        Orange County, Water and Sewer,
                   5.20%, 7/1/16                                2,044,640
      1,000        Raleigh, Combined Enterprise System,
                   4.75%, 3/1/26                                  976,650
      2,000        Winston-Salem, Water and Sewer System,
                   5.125%, 6/1/28                               2,031,420
-------------------------------------------------------------------------
                                                             $  8,836,282
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.6%
   (identified cost $91,339,477)                             $ 99,590,515
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.4%                       $  1,434,033
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $101,024,548
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by North Carolina municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2001, 24.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 4.0% to 8.3% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Security has been issued as an inverse floater bond.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       SEE NOTES TO FINANCIAL STATEMENTS

OREGON MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.1%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Cogeneration -- 2.5%
------------------------------------------------------------------------
     $2,000        Western Generation Agency, (Wauna
                   Cogeneration), (AMT), 7.40%, 1/1/16       $ 2,067,120
------------------------------------------------------------------------
                                                             $ 2,067,120
------------------------------------------------------------------------
Education -- 1.2%
------------------------------------------------------------------------
     $1,000        Salem Educational Facilities Authority,
                   (Willamette University), 6.10%, 4/1/14    $ 1,051,300
------------------------------------------------------------------------
                                                             $ 1,051,300
------------------------------------------------------------------------
Electric Utilities -- 3.1%
------------------------------------------------------------------------
     $1,560        Eugene, Trojan Nuclear Power,
                   5.90%, 9/1/09                             $ 1,595,412
      1,000        Northern Wasco County, (Bonneville Power
                   Administration), 5.20%, 12/1/24             1,011,990
------------------------------------------------------------------------
                                                             $ 2,607,402
------------------------------------------------------------------------
Escrowed / Prerefunded -- 4.6%
------------------------------------------------------------------------
     $2,000        Medford, Rogue Valley Memorial Hospital,
                   Escrowed to Maturity, 6.25%, 12/1/07      $ 2,273,160
      1,500        Tri-County Metropolitan Transportation
                   District, Prerefunded to 8/01/02,
                   5.70%, 8/1/13                               1,558,770
------------------------------------------------------------------------
                                                             $ 3,831,930
------------------------------------------------------------------------
General Obligations -- 21.8%
------------------------------------------------------------------------
     $2,000        Clackamas County, School District No.
                   007J, (Lake Oswego), 5.00%, 6/1/26        $ 2,008,280
        700        Lane County, Eugene School District,
                   5.375%, 7/1/13                                726,488
      1,000        Oregon Board of Higher Education,
                   5.00%, 8/1/22                               1,007,470
      1,000        Oregon Board of Higher Education,
                   6.00%, 10/15/18                             1,017,220
      1,250        Oregon Elderly and Disabled Housing,
                   6.375%, 8/1/24                              1,294,737
      4,610        Oregon Elderly and Disabled Housing,
                   (AMT), 5.65%, 8/1/26                        4,713,033
      1,320        Oregon Veterans Welfare, 5.90%, 10/1/17     1,396,547
      2,475        Portland, 0.00%, 6/1/22                       861,696
      1,250        Portland, Community College District,
                   5.00%, 6/1/21                               1,261,912
      4,850        Puerto Rico, 0.00%, 7/1/17                  2,268,927
      1,750        Puerto Rico, 4.75%, 7/1/23                  1,709,207
------------------------------------------------------------------------
                                                             $18,265,517
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Housing -- 23.9%
------------------------------------------------------------------------
     $2,105        Hood River County, Health Facilities
                   Authority, Elderly Housing, (Down
                   Manor), 6.50%, 1/1/17                     $ 2,225,217
        990        Oregon Health Authority, (Trillium
                   Affordable Housing), (AMT),
                   6.75%, 2/15/29                                944,747
        750        Oregon Housing and Community Services
                   Department, MFMR, (AMT), 5.70%, 7/1/29        763,672
      1,500        Oregon Housing and Community Services
                   Department, MFMR, (AMT), 6.20%, 7/1/28      1,559,865
      1,740        Oregon Housing and Community Services
                   Department, SFMR, (AMT), 6.20%, 7/1/27      1,833,125
      1,325        Oregon Housing and Community Services
                   Department, SFMR, (AMT), 6.40%, 7/1/26      1,398,326
      1,830        Oregon Housing and Community Services
                   Department, SFMR, (AMT), 6.45%, 7/1/26      1,934,145
      3,710        Portland Housing Authority, MFMR, (Berry
                   Ridge), (AMT), 6.30%, 5/1/29                3,836,066
      2,875        Portland Housing Authority, MFMR,
                   (Cherry Blossom), (AMT),
                   6.20%, 12/20/36                             2,995,750
      1,000        Portland Housing Authority, MFMR,
                   (Village Court), 6.00%, 1/1/27              1,016,750
      1,500        Washington County Housing Authority,
                   MFMR, (Bethany Meadows), (AMT),
                   5.85%, 9/1/27                               1,535,760
------------------------------------------------------------------------
                                                             $20,043,423
------------------------------------------------------------------------
Industrial Development Revenue -- 11.0%
------------------------------------------------------------------------
     $2,500        Oregon EDA, (Georgia-Pacific), (AMT),
                   5.70%, 12/1/25                            $ 2,435,675
      3,500        Port of Astoria, PCR, (James River
                   Corp.), 6.55%, 2/1/15                       3,537,695
        750        Port of Portland, (Ash Grove Cement
                   Co.), 7.25%, 10/1/09                          773,115
      1,000        Port of Portland, (North Portland Crown
                   Zellerbach Corp.), 6.125%, 5/15/08          1,003,190
      1,500        Port of Portland, Special Obligation
                   Revenue Bonds, (Delta Airlines, Inc.),
                   (AMT), 6.20%, 9/1/22                        1,507,725
------------------------------------------------------------------------
                                                             $ 9,257,400
------------------------------------------------------------------------
Insured-Education -- 5.3%
------------------------------------------------------------------------
     $4,850        Oregon Health Science University,
                   (MBIA), 0.00%, 7/1/21                     $ 1,769,135
      1,000        Oregon Health, Housing, Educational and
                   Cultural Facilities Authority, (Lewis
                   and Clark College), (MBIA),
                   6.00%, 10/1/13                              1,100,630

                       SEE NOTES TO FINANCIAL STATEMENTS

OREGON MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Insured-Education (continued)
------------------------------------------------------------------------
     $1,500        Oregon Health, Housing, Educational and
                   Cultural Facilities Authority, (Lewis
                   and Clark College), (MBIA),
                   6.125%, 10/1/24                           $ 1,621,050
------------------------------------------------------------------------
                                                             $ 4,490,815
------------------------------------------------------------------------
Insured-Electric Utilities -- 7.6%
------------------------------------------------------------------------
     $1,000        Emerald People's Utility District,
                   Electric System, (AMBAC), 5.75%, 11/1/16  $ 1,052,070
      2,250        Puerto Rico Electric Power Authority,
                   (FSA), 4.75%, 7/1/24                        2,248,313
      5,300        Puerto Rico Electric Power Authority,
                   (MBIA), 0.00%, 7/1/17                       2,547,816
        500        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(1)      547,500
------------------------------------------------------------------------
                                                             $ 6,395,699
------------------------------------------------------------------------
Insured-General Obligations -- 4.1%
------------------------------------------------------------------------
     $1,000        Columbia, School District No. 502,
                   (FGIC), 0.00%, 6/1/17                     $   467,240
      1,000        Salem-Keizer, School District No. 24J,
                   (FGIC), 5.00%, 6/1/17                       1,023,470
      1,900        Umatilla County, School District No.
                   008R, (MBIA), 5.20%, 6/15/19                1,957,475
------------------------------------------------------------------------
                                                             $ 3,448,185
------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 1.5%
------------------------------------------------------------------------
     $1,250        Oregon Department of General Services,
                   Real Property Financing Program,
                   (AMBAC), 6.25%, 9/1/15                    $ 1,304,838
------------------------------------------------------------------------
                                                             $ 1,304,838
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 3.4%
------------------------------------------------------------------------
     $1,000        Portland, Arena Natural Gas Tax Revenue,
                   (AMBAC), 0.00%, 6/1/17                    $   401,150
      1,400        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(2)                                   1,449,098
      1,000        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), 5.00%, 7/1/28           1,011,690
------------------------------------------------------------------------
                                                             $ 2,861,938
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Transportation -- 1.3%
------------------------------------------------------------------------
     $1,000        Oregon Department of Transportation,
                   (Westside Light Rail), (MBIA),
                   6.25%, 6/1/09                             $ 1,079,040
------------------------------------------------------------------------
                                                             $ 1,079,040
------------------------------------------------------------------------
Miscellaneous -- 1.2%
------------------------------------------------------------------------
     $  980        Union, (Buffalo Peak Golf Club),
                   6.75%, 7/1/24                             $   986,429
------------------------------------------------------------------------
                                                             $   986,429
------------------------------------------------------------------------
Special Tax Revenue -- 2.9%
------------------------------------------------------------------------
     $  300        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 10/1/32(2)(3)   $   410,394
      2,000        Tri-County Metropolitan Transportation
                   District, Variable Rate, 8/1/19(1)(3)       2,058,600
------------------------------------------------------------------------
                                                             $ 2,468,994
------------------------------------------------------------------------
Water and Sewer -- 2.7%
------------------------------------------------------------------------
     $2,000        Clackamas County, Water Revenue,
                   6.375%, 10/1/14                           $ 2,234,480
------------------------------------------------------------------------
                                                             $ 2,234,480
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.1%
   (identified cost $77,463,186)                             $82,394,510
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.9%                       $ 1,556,628
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $83,951,138
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Oregon municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2001, 23.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.8% to 12.2% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2)  Security has been issued as a leveraged inverse floater bond.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       SEE NOTES TO FINANCIAL STATEMENTS

SOUTH CAROLINA MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 100.0%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Electric Utilities -- 5.6%
------------------------------------------------------------------------
     $  500        Berkeley County, (South Carolina
                   Electric and Gas), 6.50%, 10/1/14         $   532,075
      1,150        Darlington County, (Carolina Power and
                   Light), 6.60%, 11/1/10                      1,230,603
        500        Piedmont Municipal Power Agency,
                   5.25%, 1/1/21                                 463,860
------------------------------------------------------------------------
                                                             $ 2,226,538
------------------------------------------------------------------------
Escrowed / Prerefunded -- 2.0%
------------------------------------------------------------------------
     $  750        Myrtle Beach Convention Center,
                   Prerefunded to 7/1/02, 6.875%, 7/1/17     $   791,587
------------------------------------------------------------------------
                                                             $   791,587
------------------------------------------------------------------------
General Obligations -- 11.8%
------------------------------------------------------------------------
     $  350        Beaufort County, School District,
                   5.00%, 3/1/20                             $   355,425
      1,500        Charleston County, School District,
                   5.00%, 2/1/25                               1,507,680
        695        Kershaw County, School District,
                   5.00%, 2/1/18                                 710,540
        600        Orangeburg County, Consolidated School
                   District No. 5, 5.625%, 3/1/19                643,518
        500        Puerto Rico, 0.00%, 7/1/18                    220,765
        270        Puerto Rico, 4.50%, 7/1/23                    253,705
        500        South Carolina, 4.75%, 4/1/20                 498,450
        500        South Carolina, 4.75%, 4/1/21                 495,890
------------------------------------------------------------------------
                                                             $ 4,685,973
------------------------------------------------------------------------
Hospital -- 4.2%
------------------------------------------------------------------------
     $  940        Horry County, (Conway Hospital),
                   6.75%, 7/1/12(1)                          $   983,757
        750        Loris, Community Hospital District,
                   5.625%, 1/1/29                                683,408
------------------------------------------------------------------------
                                                             $ 1,667,165
------------------------------------------------------------------------
Housing -- 6.6%
------------------------------------------------------------------------
     $1,280        South Carolina Housing Finance
                   Authority, MFMR, (Runaway Bay
                   Apartments), 6.20%, 12/1/20               $ 1,319,219
      1,260        South Carolina Housing Finance
                   Authority, SFMR, 6.45%, 7/1/17              1,310,841
------------------------------------------------------------------------
                                                             $ 2,630,060
------------------------------------------------------------------------
Industrial Development Revenue -- 14.3%
------------------------------------------------------------------------
     $1,250        Darlington County, (Nucor), (AMT),
                   5.75%, 8/1/23                             $ 1,279,575
      1,000        Darlington County, (Sonoco Products),
                   6.00%, 4/1/26                               1,036,460
        360        Florence County, (Stone Container),
                   7.375%, 2/1/07                                361,721
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Industrial Development Revenue (continued)
------------------------------------------------------------------------
     $1,000        Georgetown County, (International
                   Paper), 5.70%, 10/1/21                    $   986,420
      1,000        Richland County, (Union Camp), (AMT),
                   6.75%, 5/1/22                               1,037,830
      1,000        York County, (Hoechst Celanese), (AMT),
                   5.70%, 1/1/24                                 974,050
------------------------------------------------------------------------
                                                             $ 5,676,056
------------------------------------------------------------------------
Insured-Education -- 1.3%
------------------------------------------------------------------------
     $  500        Puerto Rico Industrial Tourist
                   Educational, Medical and Environmental
                   Control Financing Authority, (University
                   Plaza), Residual Certificates, (MBIA),
                   Variable Rate, 7/1/33(2)(3)               $   514,300
------------------------------------------------------------------------
                                                             $   514,300
------------------------------------------------------------------------
Insured-Electric Utilities -- 11.7%
------------------------------------------------------------------------
     $1,000        Piedmont Municipal Power Agency, (MBIA),
                   4.00%, 1/1/23                             $   846,940
        195        Piedmont Municipal Power Agency, (MBIA),
                   6.30%, 1/1/14                                 207,406
      1,000        Puerto Rico Electric Power Authority,
                   (FSA), 4.75%, 7/1/24                          999,250
      2,500        Puerto Rico Electric Power Authority,
                   (MBIA), 0.00%, 7/1/17                       1,201,800
      1,000        South Carolina Public Service Authority,
                   (FSA), 5.125%, 1/1/21(4)                      997,270
        400        South Carolina Public Service Authority,
                   (MBIA), 5.00%, 1/1/29                         396,148
------------------------------------------------------------------------
                                                             $ 4,648,814
------------------------------------------------------------------------
Insured-General Obligations -- 2.5%
------------------------------------------------------------------------
     $1,000        Lancaster County, School District,
                   (FSA), 4.75%, 3/1/18                      $   999,430
------------------------------------------------------------------------
                                                             $   999,430
------------------------------------------------------------------------
Insured-Hospital -- 10.4%
------------------------------------------------------------------------
     $1,000        Greenville Hospital System, (AMBAC),
                   5.00%, 5/1/31                             $   999,160
      1,000        South Carolina Jobs Economic Development
                   Authority, (Baptist Hospital), (AMBAC),
                   5.45%, 8/1/15                               1,021,140
      1,000        South Carolina Jobs Economic Development
                   Authority, (Baptist Hospital), (AMBAC),
                   Variable Rate, 8/1/15(5)(6)                 1,041,250
      1,000        South Carolina Jobs Economic Development
                   Authority, (Oconee Memorial Hospital),
                   (CLEE), 6.15%, 3/1/25                       1,072,290
------------------------------------------------------------------------
                                                             $ 4,133,840
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

SOUTH CAROLINA MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 4.0%
------------------------------------------------------------------------
     $  500        Charleston County, (Charleston Public
                   Facilities Corp.), (MBIA), 6.10%, 6/1/11  $   546,990
      1,000        Florence County, (Law Enforcement
                   Center), (AMBAC), 6.00%, 3/1/14             1,063,940
------------------------------------------------------------------------
                                                             $ 1,610,930
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 0.7%
------------------------------------------------------------------------
     $  260        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(3)                                 $   269,118
------------------------------------------------------------------------
                                                             $   269,118
------------------------------------------------------------------------
Insured-Transportation -- 4.3%
------------------------------------------------------------------------
     $  750        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38           $   732,728
      1,000        Richland-Lexington, Airport District,
                   (Columbia Metropolitan Airport), (FSA),
                   5.00%, 1/1/31                                 996,120
------------------------------------------------------------------------
                                                             $ 1,728,848
------------------------------------------------------------------------
Insured-Water and Sewer -- 8.2%
------------------------------------------------------------------------
     $2,000        Charleston, Waterworks and Sewer,
                   (FGIC), 4.50%, 1/1/24                     $ 1,870,080
        400        Edgefield County, Water and Sewer
                   Authority, (FGIC), 5.00%, 1/1/28              399,392
        500        Spartanburg, Sanitary Sewer District,
                   (MBIA), 5.00%, 3/1/26                         501,545
        500        Spartanburg, Sanitary Sewer District,
                   (MBIA), 5.00%, 3/1/28                         501,165
------------------------------------------------------------------------
                                                             $ 3,272,182
------------------------------------------------------------------------
Lease Revenue/Certificates of Participation -- 2.0%
------------------------------------------------------------------------
     $  750        Lexington County School District,
                   6.90%, 7/1/08                             $   812,910
------------------------------------------------------------------------
                                                             $   812,910
------------------------------------------------------------------------
Pooled Loans -- 2.6%
------------------------------------------------------------------------
     $1,000        South Carolina Education Authority,
                   Student Loan, (AMT), 6.30%, 9/1/08        $ 1,055,000
------------------------------------------------------------------------
                                                             $ 1,055,000
------------------------------------------------------------------------
Solid Waste -- 4.1%
------------------------------------------------------------------------
     $1,500        Spartanburg County, Solid Waste,
                   (Bavarian Motor Works Corp.), (AMT),
                   7.55%, 11/1/24                            $ 1,640,415
------------------------------------------------------------------------
                                                             $ 1,640,415
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Special Tax Revenue -- 1.7%
------------------------------------------------------------------------
     $  550        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 10/1/32(2)(3)   $   671,435
------------------------------------------------------------------------
                                                             $   671,435
------------------------------------------------------------------------
Transportation -- 2.0%
------------------------------------------------------------------------
     $1,000        Connector 2000 Association Inc., Bridge
                   & Toll Road Revenue, (Southern
                   Connector), 5.25%, 1/1/23                 $   806,090
------------------------------------------------------------------------
                                                             $   806,090
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 100.0%
   (identified cost $37,375,474)                             $39,840,691
------------------------------------------------------------------------
Other Assets, Less Liabilities -- (0.0)%                     $   (19,238)
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $39,821,453
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by South Carolina municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2001, 43.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 2.7% to 11.8% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover when-issued securities.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.
 (4)  When-issued security.
 (5)  Security has been issued as an inverse floater bond.
 (6) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

TENNESSEE MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 97.9%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Education -- 5.4%
------------------------------------------------------------------------
     $1,000        Metropolitan Government of Nashville and
                   Davidson County, (Belmont University),
                   6.40%, 12/1/19                            $ 1,051,240
      1,500        Metropolitan Government of Nashville and
                   Davidson County, (Vanderbilt
                   University), 5.00%, 10/1/28                 1,497,285
------------------------------------------------------------------------
                                                             $ 2,548,525
------------------------------------------------------------------------
Escrowed / Prerefunded -- 5.9%
------------------------------------------------------------------------
     $1,000        Johnson, School District Sales Tax,
                   (AMBAC), Prerefunded to 5/1/06,
                   6.70%, 5/1/21                             $ 1,146,110
      1,500        Shelby County, (Lebonheur Children's
                   Hospital), (MBIA), Escrowed to Maturity,
                   5.50%, 8/15/12                              1,640,685
------------------------------------------------------------------------
                                                             $ 2,786,795
------------------------------------------------------------------------
Hospital -- 6.5%
------------------------------------------------------------------------
     $  250        Knox County, HEFA, (Mercy Health
                   System), 6.50%, 10/1/12                   $   253,735
        750        Metropolitan Government of Nashville and
                   Davidson County, (Charity Obligated
                   Group), 5.125%, 11/1/27                       814,095
      1,000        Montgomery County, (Clarksville Regional
                   Health System), 5.375%, 1/1/28                886,420
      1,000        Sumner County, (Sumner Regional Health
                   Systems), 7.50%, 11/1/14                    1,104,440
------------------------------------------------------------------------
                                                             $ 3,058,690
------------------------------------------------------------------------
Housing -- 9.7%
------------------------------------------------------------------------
     $  750        Knoxville Community Development Corp.,
                   (Clinton Towers), 6.65%, 10/15/10         $   772,207
        750        Metropolitan Government of Nashville and
                   Davidson County, (The Park at
                   Hermitage), 5.90%, 2/1/19                     763,875
      1,000        Tennessee Housing Development Agency,
                   5.375%, 7/1/23                              1,018,930
        985        Tennessee Housing Development Agency,
                   5.85%, 7/1/13                               1,024,676
      1,000        Tennessee Housing Development Agency,
                   (AMT), 5.75%, 7/1/24                        1,020,900
------------------------------------------------------------------------
                                                             $ 4,600,588
------------------------------------------------------------------------
Industrial Development Revenue -- 14.2%
------------------------------------------------------------------------
     $  750        Chattanooga, (E.I. du Pont de Nemours),
                   6.35%, 7/1/22                             $   792,847
        500        Hardeman County, (Correctional
                   Facilities Corp.), 7.75%, 8/1/17              503,260
        500        Humphreys County, (E.I. du Pont de
                   Nemours), (AMT), 6.70%, 5/1/24                533,205
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Industrial Development Revenue (continued)
------------------------------------------------------------------------
     $  395        Knox County, Industrial Development
                   Board Revenue (Melrose Place Ltd.),
                   6.875%, 12/1/14                           $   392,235
      1,000        Loudon County, (Kimberly-Clark), (AMT),
                   6.20%, 2/1/23(1)                            1,034,280
      1,000        Maury County, (Saturn), 6.50%, 9/1/24       1,081,410
        750        McMinn County, (Calhoun Newsprint -
                   Bowater), (AMT), 7.40%, 12/1/22               793,575
        250        Memphis-Shelby County Airport Authority,
                   (Federal Express), 6.75%, 9/1/12              259,435
      1,000        Memphis-Shelby County Airport Authority,
                   (Federal Express), (AMT), 6.20%, 7/1/14     1,019,830
        193        Metropolitan Government of Nashville and
                   Davidson County, (Osco Treatment
                   Systems), (AMT), 6.00%, 5/1/03(2)              73,340
        250        South Fulton County, (Tyson Foods),
                   (AMT), 6.40%, 10/1/20                         258,810
------------------------------------------------------------------------
                                                             $ 6,742,227
------------------------------------------------------------------------
Insured-Education -- 5.1%
------------------------------------------------------------------------
     $1,000        Metropolitan Government of Nashville and
                   Davidson County, (Meharry Medical
                   College), (AMBAC), 5.00%, 12/1/24         $   996,520
      1,230        Metropolitan Government of Nashville and
                   Davidson County, (Meharry Medical
                   College), (AMBAC), 6.00%, 12/1/19           1,421,905
------------------------------------------------------------------------
                                                             $ 2,418,425
------------------------------------------------------------------------
Insured-Electric Utilities -- 9.4%
------------------------------------------------------------------------
     $1,000        Lawrenceburg, Electric, (MBIA),
                   6.625%, 7/1/18                            $ 1,232,060
      1,000        Lawrenceburg, Public Building Authority,
                   (Electric System-Public Works), (FSA),
                   5.00%, 7/1/26                                 996,410
      1,750        Madison County Suburban Utility
                   District, (MBIA), 5.00%, 2/1/19             1,764,735
        400        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(3)      438,000
------------------------------------------------------------------------
                                                             $ 4,431,205
------------------------------------------------------------------------
Insured-General Obligations -- 4.9%
------------------------------------------------------------------------
     $1,425        Franklin, Special School District,
                   (FSA), 0.00%, 6/1/19                      $   577,880
      2,500        Franklin, Special School District,
                   (FSA), 0.00%, 6/1/20                          954,800
        500        Lincoln County, (FGIC), 5.25%, 4/1/21         529,320
        250        Putnam County, (FGIC), 5.25%, 4/1/20          265,465
------------------------------------------------------------------------
                                                             $ 2,327,465
------------------------------------------------------------------------
Insured-Hospital -- 8.2%
------------------------------------------------------------------------
     $  500        Bristol, (Bristol Memorial Hospital),
                   (FGIC), 6.75%, 9/1/10                     $   600,345

                       SEE NOTES TO FINANCIAL STATEMENTS

TENNESSEE MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Insured-Hospital (continued)
------------------------------------------------------------------------
     $  250        Chattanooga, (Memorial Hospital),
                   (MBIA), 6.625%, 9/1/09                    $   298,233
      1,500        Chattanooga-Hamilton County, (Erlanger
                   Medical Center), (MBIA), 5.00%, 10/1/28     1,488,495
      1,500        Johnson City, Health and Educational
                   Facilities Board, (Johnson City Medical
                   Center), (MBIA), 5.125%, 7/1/25             1,515,750
------------------------------------------------------------------------
                                                             $ 3,902,823
------------------------------------------------------------------------
Insured-Housing -- 2.3%
------------------------------------------------------------------------
     $1,000        Knox County, SCA Realty, MFMR, (FSA),
                   7.125%, 1/1/30                            $ 1,077,670
------------------------------------------------------------------------
                                                             $ 1,077,670
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.1%
------------------------------------------------------------------------
     $  500        Puerto Rico Public Finance Corp.,
                   (AMBAC), Variable Rate, 6/1/26(3)(4)      $   512,420
------------------------------------------------------------------------
                                                             $   512,420
------------------------------------------------------------------------
Insured-Transportation -- 5.9%
------------------------------------------------------------------------
     $1,500        Memphis-Shelby County Airport Authority,
                   (MBIA), (AMT), 6.00%, 3/1/24              $ 1,637,190
      1,000        Memphis-Shelby County Airport Authority,
                   (MBIA), (AMT), 6.50%, 2/15/09               1,149,000
------------------------------------------------------------------------
                                                             $ 2,786,190
------------------------------------------------------------------------
Insured-Water and Sewer -- 3.1%
------------------------------------------------------------------------
     $  350        Metropolitan Government of Nashville and
                   Davidson County, Water System, (AMBAC),
                   Variable Rate, 1/1/22(3)                  $   374,063
      1,000        Metropolitan Government of Nashville and
                   Davidson County, Water System, (FGIC),
                   5.20%, 1/1/13                               1,086,090
------------------------------------------------------------------------
                                                             $ 1,460,153
------------------------------------------------------------------------
Nursing Home -- 2.3%
------------------------------------------------------------------------
     $1,000        Tennessee State Veterans' Homes Board,
                   (Humboldt), 6.65%, 2/1/14                 $ 1,100,150
------------------------------------------------------------------------
                                                             $ 1,100,150
------------------------------------------------------------------------
Pooled Loans -- 3.9%
------------------------------------------------------------------------
     $1,200        Tennessee Local Development Authority,
                   Community Provider, 6.55%, 10/1/23        $ 1,348,896
        500        Tennessee Local Development Authority,
                   State Loan Program, 5.00%, 3/1/15             500,105
------------------------------------------------------------------------
                                                             $ 1,849,001
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Special Tax Revenue -- 1.7%
------------------------------------------------------------------------
     $  700        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 7/1/27(4)(5)    $   782,929
------------------------------------------------------------------------
                                                             $   782,929
------------------------------------------------------------------------
Transportation -- 6.2%
------------------------------------------------------------------------
     $  820        Memphis-Shelby County Airport Authority,
                   6.12%, 12/1/16                            $   781,673
      1,825        Puerto Rico Highway and Transportation
                   Authority, 5.00%, 7/1/36                    1,834,198
        300        Puerto Rico Highway and Transportation
                   Authority, Variable Rate, 7/1/26(5)(4)        344,121
------------------------------------------------------------------------
                                                             $ 2,959,992
------------------------------------------------------------------------
Water and Sewer -- 2.1%
------------------------------------------------------------------------
     $1,000        Metropolitan Government of Nashville and
                   Davidson County Water System,
                   5.125%, 5/15/26                           $ 1,011,510
------------------------------------------------------------------------
                                                             $ 1,011,510
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.9%
   (identified cost $43,301,675)                             $46,356,758
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.1%                       $ 1,012,217
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $47,368,975
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Tennessee municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2001, 46.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 5.4% to 23.1% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Non-income producing security.
 (3)  Security has been issued as an inverse floater bond.
 (4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (5)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

VIRGINIA MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.7%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Education -- 2.3%
-------------------------------------------------------------------------
     $2,000        Medical College of Hampton Roads,
                   6.875%, 11/15/11                          $  2,055,820
        750        Virginia College Building Authority,
                   (Hampton University), 5.75%, 4/1/14            779,467
-------------------------------------------------------------------------
                                                             $  2,835,287
-------------------------------------------------------------------------
Electric Utilities -- 0.9%
-------------------------------------------------------------------------
     $1,000        Puerto Rico Electric Power Authority,
                   RITES, Variable Rate, 7/1/29(1)(2)        $  1,112,960
-------------------------------------------------------------------------
                                                             $  1,112,960
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 6.1%
-------------------------------------------------------------------------
     $1,665        Arlington County IDA, (Arlington
                   Hospital), (AMBAC), Prerefunded to
                   9/1/03, 5.00%, 9/1/21                     $  1,675,489
      3,500        Peninsula Ports Authority of Virginia,
                   (Riverside Health System), Prerefunded
                   to 7/1/02, 6.625%, 7/1/10                    3,687,495
        900        Puerto Rico Telephone Authority, (MBIA),
                   Prerefunded to 1/1/03, Variable Rate,
                   1/16/15(3)                                     991,125
      1,000        Washington County IDA, (Johnston
                   Memorial Hospital), Prerefunded to
                   7/1/05, 6.00%, 7/1/14                        1,116,950
-------------------------------------------------------------------------
                                                             $  7,471,059
-------------------------------------------------------------------------
General Obligations -- 5.6%
-------------------------------------------------------------------------
     $2,165        Arlington County, 5.25%, 6/1/18           $  2,265,045
      1,000        Loudoun County, Public Improvements,
                   5.00%, 1/1/21                                1,016,490
      3,500        Virginia, Public School Authority,
                   5.00%, 8/1/20                                3,566,255
-------------------------------------------------------------------------
                                                             $  6,847,790
-------------------------------------------------------------------------
Hospital -- 3.0%
-------------------------------------------------------------------------
     $1,500        Fairfax County IDA, (Inova Health
                   System), 5.00%, 8/15/14                   $  1,585,845
      2,000        Fairfax County IDA, (Inova Health
                   System), 5.00%, 8/15/15                      2,108,080
-------------------------------------------------------------------------
                                                             $  3,693,925
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Housing -- 5.1%
-------------------------------------------------------------------------
     $1,000        Alexandria Redevelopment and Housing
                   Authority, MFMR, (Buckingham Village
                   Apartments), (AMT), 5.45%, 7/1/18         $    974,140
      2,160        Multifamily Housing Bond Pass Through
                   Certificates of Beneficial Owners,
                   (Prince William County), (AMT),
                   6.00%, 11/1/33                               2,204,302
      1,500        Prince William County IDA, (Melrose
                   Apartments), 5.40%, 1/1/29                   1,466,355
      1,500        Virginia HDA, SFMR, Variable Rate,
                   7/1/04(3)                                    1,545,000
-------------------------------------------------------------------------
                                                             $  6,189,797
-------------------------------------------------------------------------
Industrial Development Revenue -- 12.9%
-------------------------------------------------------------------------
     $2,500        Bedford County, (Nekoosa Packaging),
                   (AMT), 5.60%, 12/1/25                     $  2,400,550
      2,190        Chesapeake, (Cargill), 5.875%, 3/1/13        2,295,010
      2,500        Giles, (Hoechst Celanese), (AMT),
                   6.45%, 5/1/26                                2,555,300
        500        Giles, (Hoechst Celanese), (AMT),
                   6.625%, 12/1/22                                516,365
      1,500        Isle of Wright County IDA,
                   (International Paper), (AMT),
                   6.60%, 5/1/24                                1,591,935
      2,000        Isle of Wright County IDA, (Union Camp),
                   (AMT), 6.55%, 4/1/24(4)                      2,060,700
      1,000        James City County IDA, (Anheuser Busch),
                   (AMT), 6.00%, 4/1/32                         1,054,310
      1,000        Pennisula Ports Authority Revenue (CSX
                   Transportation), 6.00%, 12/15/12             1,071,550
        980        West Point, (Chesapeake Corp.),
                   6.25%, 3/1/19                                  906,961
      1,435        West Point, (Chesapeake Corp.), (AMT),
                   6.375%, 3/1/19                               1,325,624
-------------------------------------------------------------------------
                                                             $ 15,778,305
-------------------------------------------------------------------------
Insured-Education -- 7.3%
-------------------------------------------------------------------------
     $3,000        Virginia College Building Authority,
                   (Regent University), (MBIA),
                   5.125%, 10/1/31                           $  3,047,580
      5,430        Virginia College Building Authority,
                   (Washington and Lee University), (MBIA),
                   5.25%, 1/1/31                                5,816,562
-------------------------------------------------------------------------
                                                             $  8,864,142
-------------------------------------------------------------------------
Insured-Electric Utilities -- 0.2%
-------------------------------------------------------------------------
     $  165        Puerto Rico Electric Power Authority,
                   (MBIA), Variable Rate, 7/1/29(1)(2)       $    183,638
-------------------------------------------------------------------------
                                                             $    183,638
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VIRGINIA MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured-Hospital -- 7.6%
-------------------------------------------------------------------------
     $1,500        Henrico County, (Bon Secour Health
                   Systems), (MBIA), 6.25%, 8/15/20          $  1,775,970
      5,000        Virginia Beach, (Virginia Beach Memorial
                   Hospital), (AMBAC), 5.125%, 2/15/18          5,279,800
      1,900        Winchester IDA, (Winchester Medical
                   Center), (AMBAC), Variable Rate,
                   1/21/14(3)                                   2,282,375
-------------------------------------------------------------------------
                                                             $  9,338,145
-------------------------------------------------------------------------
Insured-Housing -- 1.1%
-------------------------------------------------------------------------
     $1,250        Fairfax County Redevelopment and Housing
                   Authority MFMR, (FHA), 7.00%, 5/1/26      $  1,290,600
-------------------------------------------------------------------------
                                                             $  1,290,600
-------------------------------------------------------------------------
Insured-Transportation -- 8.6%
-------------------------------------------------------------------------
     $5,000        Chesapeake Bay Bridge and Tunnel
                   Commission District, (General
                   Resolution), (MBIA), 5.50%, 7/1/25        $  5,527,450
      3,000        Metro Washington, DC, Authority Airport
                   System, (MBIA), (AMT), 5.00%, 10/1/31        2,951,700
      2,000        Norfolk Airport Authority, (FGIC),
                   5.125%, 7/1/31                               2,035,740
-------------------------------------------------------------------------
                                                             $ 10,514,890
-------------------------------------------------------------------------
Insured-Water and Sewer -- 14.0%
-------------------------------------------------------------------------
     $4,950        Loudoun County, Sanitation Authority,
                   Water and Sewer, (MBIA), 4.75%, 1/1/30    $  4,818,132
      1,500        Norfolk Water Authority, (MBIA),
                   5.90%, 11/1/25                               1,602,555
      2,625        Prince William County Service Authority,
                   (FGIC), 4.75%, 7/1/29                        2,563,418
      4,500        Upper Occoquan Sewage Authority, (MBIA),
                   4.75%, 7/1/29                                4,394,430
      1,000        Upper Occoquan Sewage Authority, (MBIA),
                   5.15%, 7/1/20                                1,058,980
      2,500        Virginia Resource Authority, (MBIA),
                   5.50%, 5/1/26                                2,668,700
-------------------------------------------------------------------------
                                                             $ 17,106,215
-------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 1.1%
-------------------------------------------------------------------------
     $1,250        King George County IDA, Lease,
                   7.00%, 12/15/12                           $  1,337,975
-------------------------------------------------------------------------
                                                             $  1,337,975
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Miscellaneous -- 1.0%
-------------------------------------------------------------------------
     $1,000        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 10/1/34(1)(2)   $  1,218,520
-------------------------------------------------------------------------
                                                             $  1,218,520
-------------------------------------------------------------------------
Nursing Home -- 0.1%
-------------------------------------------------------------------------
     $   60        Covington-Allegheny County IDA, (Beverly
                   Enterprises), 9.375%, 9/1/01              $     60,000
-------------------------------------------------------------------------
                                                             $     60,000
-------------------------------------------------------------------------
Other Revenue -- 1.7%
-------------------------------------------------------------------------
     $2,000        Virginia Public School Authority,
                   5.00%, 8/1/21                             $  2,033,180
-------------------------------------------------------------------------
                                                             $  2,033,180
-------------------------------------------------------------------------
Solid Waste -- 1.9%
-------------------------------------------------------------------------
     $2,250        Southeastern Public Service Authority,
                   Solid Waste Systems, (AMT),
                   6.00%, 7/1/13                             $  2,314,395
-------------------------------------------------------------------------
                                                             $  2,314,395
-------------------------------------------------------------------------
Special Tax Revenue -- 3.7%
-------------------------------------------------------------------------
     $1,500        Dulles Community Development Authority,
                   (Dulles Town Center), 6.25%, 3/1/26       $  1,501,470
      1,800        Heritage Hunt Community Development
                   Authority, 6.85%, 3/1/19                     1,887,660
      1,000        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 7/1/27(1)(2)       1,118,470
-------------------------------------------------------------------------
                                                             $  4,507,600
-------------------------------------------------------------------------
Transportation -- 9.2%
-------------------------------------------------------------------------
     $1,390        Peninsula Airport Commission, (AMT),
                   5.50%, 7/15/21                            $  1,457,290
      2,100        Puerto Rico Highway and Transportation
                   Authority, 4.75%, 7/1/38                     2,037,672
      1,750        Puerto Rico Highway and Transportation
                   Authority, 5.00%, 7/1/36                     1,758,820
      1,250        Virginia Port Authority, (AMT),
                   5.90%, 7/1/16                                1,326,475
      1,000        Virginia Transportation Board, U.S.
                   Route 28, Variable Rate, 4/1/18(3)           1,063,410
      3,500        Virginia Transportation Board, U.S.
                   Route 58 Corridor, 5.125%, 5/15/19           3,601,150
-------------------------------------------------------------------------
                                                             $ 11,244,817
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VIRGINIA MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Water and Sewer -- 5.3%
-------------------------------------------------------------------------
     $3,500        Fairfax County Water Authority,
                   5.00%, 4/1/21                             $  3,626,490
      1,000        Fairfax County Water Authority, Variable
                   Rate, 4/1/29(2)(3)                           1,022,350
      1,750        Virginia Resource Authority, Clean
                   Water, (Revolving Fund),
                   5.625%, 10/1/22                              1,882,563
-------------------------------------------------------------------------
                                                             $  6,531,403
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.7%
   (identified cost $111,141,500)                            $120,474,643
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.3%                       $  1,628,422
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $122,103,065
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2001, 41.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.1% to 28.9% of total investments.
 (1)  Security has been issued as a leveraged inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as an inverse floater bond.
 (4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

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FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2001

                                ALABAMA PORTFOLIO  ARKANSAS PORTFOLIO  GEORGIA PORTFOLIO  KENTUCKY PORTFOLIO
------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------
Investments --
   Identified cost                 $59,167,965        $39,131,904         $58,862,482        $74,109,415
   Unrealized appreciation           4,115,904          2,828,121           3,438,275          3,446,645
------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE              $63,283,869        $41,960,025         $62,300,757        $77,556,060
------------------------------------------------------------------------------------------------------------
Cash                               $   260,413        $   148,006         $   560,234        $ 1,250,511
Interest receivable                    739,242            560,699             818,426          1,034,898
Prepaid expenses                           407                256                 390                515
------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                       $64,283,931        $42,668,986         $63,679,807        $79,841,984
------------------------------------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------------------------------------
Payable to affiliate for
   Trustees' fees                  $        80        $        80         $        80        $        80
Accrued expenses                        12,603              6,930               7,224             20,842
------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                  $    12,683        $     7,010         $     7,304        $    20,922
------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   INVESTORS' INTEREST IN
   PORTFOLIO                       $64,271,248        $42,661,976         $63,672,503        $79,821,062
------------------------------------------------------------------------------------------------------------

Sources of Net Assets
------------------------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and
   withdrawals                     $60,155,919        $39,833,855         $60,241,418        $76,375,056
Net unrealized appreciation
   (computed on the basis of
   identified cost)                  4,115,329          2,828,121           3,431,085          3,446,006
------------------------------------------------------------------------------------------------------------
TOTAL                              $64,271,248        $42,661,976         $63,672,503        $79,821,062
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2001

                                LOUISIANA PORTFOLIO  MARYLAND PORTFOLIO  MISSOURI PORTFOLIO  NORTH CAROLINA PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------------------------------
Investments --
   Identified cost                  $26,448,675         $80,855,573         $52,077,166            $ 91,339,477
   Unrealized appreciation            1,996,168           1,218,670           4,511,347               8,251,038
---------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE               $28,444,843         $82,074,243         $56,588,513            $ 99,590,515
---------------------------------------------------------------------------------------------------------------------
Cash                                $   257,956         $        --         $   266,192            $    158,799
Receivable for investments
   sold                                  80,079                  --              20,000                      --
Interest receivable                     379,925           1,138,695             689,830               1,297,197
Receivable for daily variation
   margin on open financial
   futures contracts                         --                  --                  --                   4,375
Prepaid expenses                            179                 514                 357                     692
---------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                        $29,162,982         $83,213,452         $57,564,892            $101,051,578
---------------------------------------------------------------------------------------------------------------------

Liabilities
---------------------------------------------------------------------------------------------------------------------
Payable for daily variation
   margin on open financial
   futures contracts                $     2,381         $        --         $        --            $         --
Demand note payable                          --             400,000                  --                      --
Payable for open swap
   contracts                                 --                  --                  --                  18,371
Due to bank                                  --               8,721                  --                      --
Payable to affiliate for
   Trustees' fees                           873                 132               3,231                     140
Accrued expenses                          4,769               7,538              13,269                   8,519
---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                   $     8,023         $   416,391         $    16,500            $     27,030
---------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   INVESTORS' INTEREST IN
   PORTFOLIO                        $29,154,959         $82,797,061         $57,548,392            $101,024,548
---------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
---------------------------------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and
   withdrawals                      $27,162,568         $81,579,030         $53,044,235            $ 92,800,735
Net unrealized appreciation
   (computed on the basis of
   identified cost)                   1,992,391           1,218,031           4,504,157               8,223,813
---------------------------------------------------------------------------------------------------------------------
TOTAL                               $29,154,959         $82,797,061         $57,548,392            $101,024,548
---------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2001

                                OREGON PORTFOLIO  SOUTH CAROLINA PORTFOLIO  TENNESSEE PORTFOLIO  VIRGINIA PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Assets
-------------------------------------------------------------------------------------------------------------------
Investments --
   Identified cost                $77,463,186           $37,375,474             $43,301,675         $111,141,500
   Unrealized appreciation          4,931,324             2,465,217               3,055,083            9,333,143
-------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE             $82,394,510           $39,840,691             $46,356,758         $120,474,643
-------------------------------------------------------------------------------------------------------------------
Cash                              $   346,065           $   384,942             $ 1,930,894         $     95,239
Receivable for investments
   sold                               200,000                    --                      --              100,000
Interest receivable                 1,026,853               583,482                 617,023            1,674,709
Receivable for daily variation
   margin on open financial
   futures contracts                       --                    --                      --                6,250
Prepaid expenses                          514                   229                     283                  725
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                      $83,967,942           $40,809,344             $48,904,958         $122,351,566
-------------------------------------------------------------------------------------------------------------------

Liabilities
-------------------------------------------------------------------------------------------------------------------
Payable for investments
   purchased                      $        --           $        --             $ 1,524,958         $         --
Demand note payable                        --                    --                      --              200,000
Payable for open swap
   contracts                               --                    --                      --               27,557
Payable for when-issued
   securities                              --               982,780                      --                   --
Payable to affiliate for
   Trustees' fees                       3,230                   775                     873                  160
Accrued expenses                       13,574                 4,336                  10,152               20,784
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                 $    16,804           $   987,891             $ 1,535,983         $    248,501
-------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   INVESTORS' INTEREST IN
   PORTFOLIO                      $83,951,138           $39,821,453             $47,368,975         $122,103,065
-------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
-------------------------------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and
   withdrawals                    $79,019,814           $37,357,151             $44,319,121         $112,812,063
Net unrealized appreciation
   (computed on the basis of
   identified cost)                 4,931,324             2,464,302               3,049,854            9,291,002
-------------------------------------------------------------------------------------------------------------------
TOTAL                             $83,951,138           $39,821,453             $47,368,975         $122,103,065
-------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2001

                                          ALABAMA PORTFOLIO  ARKANSAS PORTFOLIO  GEORGIA PORTFOLIO  KENTUCKY PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
Investment Income
----------------------------------------------------------------------------------------------------------------------
Interest                                     $3,715,118          $2,445,185         $3,703,086          $4,484,361
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                      $3,715,118          $2,445,185         $3,703,086          $4,484,361
----------------------------------------------------------------------------------------------------------------------

Expenses
----------------------------------------------------------------------------------------------------------------------
Investment adviser fee                       $  210,932          $  103,788         $  204,438          $  283,248
Trustees fees and expenses                        7,970               2,199              7,970               7,970
Legal and accounting services                    23,102              20,833             22,930              25,235
Custodian fee                                    47,590              27,105             39,346              63,386
Miscellaneous                                     8,029               6,748              8,270               8,309
----------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                               $  297,623          $  160,673         $  282,954          $  388,148
----------------------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                $   12,423          $    6,710         $   19,427          $   35,514
----------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                     $   12,423          $    6,710         $   19,427          $   35,514
----------------------------------------------------------------------------------------------------------------------

NET EXPENSES                                 $  285,200          $  153,963         $  263,527          $  352,634
----------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                        $3,429,918          $2,291,222         $3,439,559          $4,131,727
----------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                            $  338,553          $   (7,330)        $   98,920          $  583,473
   Financial futures contracts                  (49,461)                 --           (130,133)            (54,644)
----------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)                     $  289,092          $   (7,330)        $  (31,213)         $  528,829
----------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)       $3,377,402          $1,890,452         $3,159,485          $2,699,198
   Financial futures contracts                     (575)                 --             (7,190)               (639)
----------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                            $3,376,827          $1,890,452         $3,152,295          $2,698,559
----------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN             $3,665,919          $1,883,122         $3,121,082          $3,227,388
----------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                $7,095,837          $4,174,344         $6,560,641          $7,359,115
----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2001

                                          LOUISIANA PORTFOLIO  MARYLAND PORTFOLIO  MISSOURI PORTFOLIO  NORTH CAROLINA PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
Investment Income
-------------------------------------------------------------------------------------------------------------------------------
Interest                                      $1,595,449           $4,686,807          $3,492,051             $5,952,584
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                       $1,595,449           $4,686,807          $3,492,051             $5,952,584
-------------------------------------------------------------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee                        $   56,715           $  291,983          $  180,758             $  391,470
Trustees fees and expenses                         2,992                8,022              11,121                 10,572
Legal and accounting services                     34,968               25,082              21,378                 27,422
Custodian fee                                     20,467               49,371              35,781                 67,182
Miscellaneous                                      5,892                8,630               8,595                 11,204
-------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                $  121,034           $  383,088          $  257,633             $  507,850
-------------------------------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                 $    8,126           $   36,966          $   10,509             $   33,136
-------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                      $    8,126           $   36,966          $   10,509             $   33,136
-------------------------------------------------------------------------------------------------------------------------------

NET EXPENSES                                  $  112,908           $  346,122          $  247,124             $  474,714
-------------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                         $1,482,541           $4,340,685          $3,244,927             $5,477,870
-------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                             $   45,179           $ (338,541)         $ (114,229)            $1,669,095
   Financial futures contracts                  (207,337)             (54,331)           (135,703)              (502,622)
   Interest rate swap contracts                       --                   --                  --                (45,746)
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)                      $ (162,158)          $ (392,872)         $ (249,932)            $1,120,727
-------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)        $1,875,820           $4,722,692          $3,526,730             $3,138,832
   Financial futures contracts                    (1,732)                (639)             (7,190)                (3,515)
   Interest rate swap contracts                       --                   --                  --                (18,371)
-------------------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                             $1,874,088           $4,722,053          $3,519,540             $3,116,946
-------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN              $1,711,930           $4,329,181          $3,269,608             $4,237,673
-------------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                 $3,194,471           $8,669,866          $6,514,535             $9,715,543
-------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2001

                                          OREGON PORTFOLIO  SOUTH CAROLINA PORTFOLIO  TENNESSEE PORTFOLIO  VIRGINIA PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
Interest                                     $4,900,316            $2,146,253             $2,616,107          $ 6,754,547
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                      $4,900,316            $2,146,253             $2,616,107          $ 6,754,547
-----------------------------------------------------------------------------------------------------------------------------

Expenses
-----------------------------------------------------------------------------------------------------------------------------
Investment adviser fee                       $  299,759            $   83,778             $  120,323          $   460,505
Trustees fees and expenses                       11,120                 2,894                  2,992               10,593
Legal and accounting services                    25,212                20,799                 20,888               27,596
Custodian fee                                    50,677                28,708                 32,680               71,623
Miscellaneous                                    10,891                 6,915                  6,962               12,711
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                               $  397,659            $  143,094             $  183,845          $   583,028
-----------------------------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                $    8,827            $   19,489             $   16,221          $    29,326
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                     $    8,827            $   19,489             $   16,221          $    29,326
-----------------------------------------------------------------------------------------------------------------------------

NET EXPENSES                                 $  388,832            $  123,605             $  167,624          $   553,702
-----------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                        $4,511,484            $2,022,648             $2,448,483          $ 6,200,845
-----------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                            $ (294,985)           $ (258,558)            $  317,833          $  (484,288)
   Financial futures contracts                       --                30,136                (96,134)            (811,198)
   Interest rate swap contracts                      --                    --                     --              (45,480)
-----------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)                     $ (294,985)           $ (228,422)            $  221,699          $(1,340,966)
-----------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)       $3,277,277            $2,246,399             $1,816,881          $ 7,527,991
   Financial futures contracts                       --                  (915)                (5,229)              (5,041)
   Interest rate swap contracts                      --                    --                     --              (27,557)
-----------------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                            $3,277,277            $2,245,484             $1,811,652          $ 7,495,393
-----------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN             $2,982,292            $2,017,062             $2,033,351          $ 6,154,427
-----------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                $7,493,776            $4,039,710             $4,481,834          $12,355,272
-----------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2001

  INCREASE (DECREASE) IN NET ASSETS  ALABAMA PORTFOLIO  ARKANSAS PORTFOLIO  GEORGIA PORTFOLIO  KENTUCKY PORTFOLIO
  ---------------------------------------------------------------------------------------------------------------
  From operations --
     Net investment income             $  3,429,918        $ 2,291,222        $  3,439,559        $  4,131,727
     Net realized gain (loss)               289,092             (7,330)            (31,213)            528,829
     Net change in unrealized
        appreciation (depreciation)       3,376,827          1,890,452           3,152,295           2,698,559
  ---------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                        $  7,095,837        $ 4,174,344        $  6,560,641        $  7,359,115
  ---------------------------------------------------------------------------------------------------------------
  Capital transactions --
     Contributions                     $  5,097,055        $ 2,754,558        $  5,977,345        $  5,961,143
     Withdrawals                        (14,575,028)        (6,500,149)        (11,932,414)        (15,207,018)
  ---------------------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS FROM
     CAPITAL TRANSACTIONS              $ (9,477,973)       $(3,745,591)       $ (5,955,069)       $ (9,245,875)
  ---------------------------------------------------------------------------------------------------------------

  NET INCREASE (DECREASE) IN NET
     ASSETS                            $ (2,382,136)       $   428,753        $    605,572        $ (1,886,760)
  ---------------------------------------------------------------------------------------------------------------

  Net Assets
  ---------------------------------------------------------------------------------------------------------------
  At beginning of year                 $ 66,653,384        $42,233,223        $ 63,066,931        $ 81,707,822
  ---------------------------------------------------------------------------------------------------------------
  AT END OF YEAR                       $ 64,271,248        $42,661,976        $ 63,672,503        $ 79,821,062
  ---------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2001

  INCREASE (DECREASE) IN NET ASSETS  LOUISIANA PORTFOLIO  MARYLAND PORTFOLIO  MISSOURI PORTFOLIO  NORTH CAROLINA PORTFOLIO
  ------------------------------------------------------------------------------------------------------------------------
  From operations --
     Net investment income               $ 1,482,541         $  4,340,685        $  3,244,927           $  5,477,870
     Net realized gain (loss)               (162,158)            (392,872)           (249,932)             1,120,727
     Net change in unrealized
        appreciation (depreciation)        1,874,088            4,722,053           3,519,540              3,116,946
  ------------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                          $ 3,194,471         $  8,669,866        $  6,514,535           $  9,715,543
  ------------------------------------------------------------------------------------------------------------------------
  Capital transactions --
     Contributions                       $ 3,177,070         $  7,851,478        $  2,439,532           $  6,182,745
     Withdrawals                          (5,657,619)         (15,400,145)        (10,332,252)           (25,366,864)
  ------------------------------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS FROM
     CAPITAL TRANSACTIONS                $(2,480,549)        $ (7,548,667)       $ (7,892,720)          $(19,184,119)
  ------------------------------------------------------------------------------------------------------------------------

  NET INCREASE (DECREASE) IN NET
     ASSETS                              $   713,922         $  1,121,199        $ (1,378,185)          $ (9,468,576)
  ------------------------------------------------------------------------------------------------------------------------

  Net Assets
  ------------------------------------------------------------------------------------------------------------------------
  At beginning of year                   $28,441,037         $ 81,675,862        $ 58,926,577           $110,493,124
  ------------------------------------------------------------------------------------------------------------------------
  AT END OF YEAR                         $29,154,959         $ 82,797,061        $ 57,548,392           $101,024,548
  ------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2001

  INCREASE (DECREASE) IN NET ASSETS  OREGON PORTFOLIO  SOUTH CAROLINA PORTFOLIO  TENNESSEE PORTFOLIO  VIRGINIA PORTFOLIO
  ----------------------------------------------------------------------------------------------------------------------
  From operations --
     Net investment income             $  4,511,484          $ 2,022,648             $ 2,448,483         $  6,200,845
     Net realized gain (loss)              (294,985)            (228,422)                221,699           (1,340,966)
     Net change in unrealized
        appreciation (depreciation)       3,277,277            2,245,484               1,811,652            7,495,393
  ----------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                        $  7,493,776          $ 4,039,710             $ 4,481,834         $ 12,355,272
  ----------------------------------------------------------------------------------------------------------------------
  Capital transactions --
     Contributions                     $  6,075,017          $ 6,904,211             $ 5,334,316         $ 11,959,187
     Withdrawals                        (13,330,088)          (6,192,197)             (7,462,352)         (17,987,452)
  ----------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET
     ASSETS FROM CAPITAL
     TRANSACTIONS                      $ (7,255,071)         $   712,014             $(2,128,036)        $ (6,028,265)
  ----------------------------------------------------------------------------------------------------------------------

  NET INCREASE IN NET ASSETS           $    238,705          $ 4,751,724             $ 2,353,798         $  6,327,007
  ----------------------------------------------------------------------------------------------------------------------

  Net Assets
  ----------------------------------------------------------------------------------------------------------------------
  At beginning of year                 $ 83,712,433          $35,069,729             $45,015,177         $115,776,058
  ----------------------------------------------------------------------------------------------------------------------
  AT END OF YEAR                       $ 83,951,138          $39,821,453             $47,368,975         $122,103,065
  ----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2000

  INCREASE (DECREASE) IN NET ASSETS  ALABAMA PORTFOLIO  ARKANSAS PORTFOLIO  GEORGIA PORTFOLIO  KENTUCKY PORTFOLIO
  ---------------------------------------------------------------------------------------------------------------
  From operations --
     Net investment income             $  3,987,431        $  2,546,615       $  3,613,518        $  4,965,522
     Net realized loss                     (311,316)           (326,943)          (272,205)           (132,753)
     Net change in unrealized
        appreciation (depreciation)        (243,544)            178,231            185,594          (2,302,505)
  ---------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                        $  3,432,571        $  2,397,903       $  3,526,907        $  2,530,264
  ---------------------------------------------------------------------------------------------------------------
  Capital transactions --
     Contributions                     $  5,799,382        $  2,877,148       $  8,502,969        $  6,340,470
     Withdrawals                        (24,719,837)        (13,532,599)       (20,183,370)        (24,924,822)
  ---------------------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS FROM
     CAPITAL TRANSACTIONS              $(18,920,455)       $(10,655,451)      $(11,680,401)       $(18,584,352)
  ---------------------------------------------------------------------------------------------------------------

  NET DECREASE IN NET ASSETS           $(15,487,884)       $ (8,257,548)      $ (8,153,494)       $(16,054,088)
  ---------------------------------------------------------------------------------------------------------------

  Net Assets
  ---------------------------------------------------------------------------------------------------------------
  At beginning of year                 $ 82,141,268        $ 50,490,771       $ 71,220,425        $ 97,761,910
  ---------------------------------------------------------------------------------------------------------------
  AT END OF YEAR                       $ 66,653,384        $ 42,233,223       $ 63,066,931        $ 81,707,822
  ---------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2000

  INCREASE (DECREASE) IN NET ASSETS  LOUISIANA PORTFOLIO  MARYLAND PORTFOLIO  MISSOURI PORTFOLIO  NORTH CAROLINA PORTFOLIO
  ------------------------------------------------------------------------------------------------------------------------
  From operations --
     Net investment income               $ 1,668,947         $  4,447,250        $  3,535,586           $  6,560,842
     Net realized gain (loss)               (451,080)             146,316             261,360               (199,853)
     Net change in unrealized
        appreciation (depreciation)          287,757           (1,178,574)         (1,256,378)              (224,134)
  ------------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                          $ 1,505,624         $  3,414,992        $  2,540,568           $  6,136,855
  ------------------------------------------------------------------------------------------------------------------------
  Capital transactions --
     Contributions                       $ 3,902,687         $  5,154,845        $  3,114,514           $  4,312,639
     Withdrawals                          (9,634,774)         (22,117,199)        (14,992,792)           (29,286,500)
  ------------------------------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS FROM
     CAPITAL TRANSACTIONS                $(5,732,087)        $(16,962,354)       $(11,878,278)          $(24,973,861)
  ------------------------------------------------------------------------------------------------------------------------

  NET DECREASE IN NET ASSETS             $(4,226,463)        $(13,547,362)       $ (9,337,710)          $(18,837,006)
  ------------------------------------------------------------------------------------------------------------------------

  Net Assets
  ------------------------------------------------------------------------------------------------------------------------
  At beginning of year                   $32,667,500         $ 95,223,224        $ 68,264,287           $129,330,130
  ------------------------------------------------------------------------------------------------------------------------
  AT END OF YEAR                         $28,441,037         $ 81,675,862        $ 58,926,577           $110,493,124
  ------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2000

  INCREASE (DECREASE) IN NET ASSETS  OREGON PORTFOLIO  SOUTH CAROLINA PORTFOLIO  TENNESSEE PORTFOLIO  VIRGINIA PORTFOLIO
  ----------------------------------------------------------------------------------------------------------------------
  From operations --
     Net investment income             $  4,814,951          $  2,186,922           $  2,565,593         $  6,919,051
     Net realized gain (loss)              (181,612)               (5,053)                 2,939              709,526
     Net change in unrealized
        appreciation (depreciation)        (192,845)             (728,586)               (60,446)          (2,392,505)
  ----------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                        $  4,440,494          $  1,453,283           $  2,508,086         $  5,236,072
  ----------------------------------------------------------------------------------------------------------------------
  Capital transactions --
     Contributions                     $  7,303,142          $  2,453,688           $  3,532,766         $  7,123,663
     Withdrawals                        (22,348,655)          (13,670,265)           (10,433,144)         (34,207,931)
  ----------------------------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS FROM
     CAPITAL TRANSACTIONS              $(15,045,513)         $(11,216,577)          $ (6,900,378)        $(27,084,268)
  ----------------------------------------------------------------------------------------------------------------------

  NET DECREASE IN NET ASSETS           $(10,605,019)         $ (9,763,294)          $ (4,392,292)        $(21,848,196)
  ----------------------------------------------------------------------------------------------------------------------

  Net Assets
  ----------------------------------------------------------------------------------------------------------------------
  At beginning of year                 $ 94,317,452          $ 44,833,023           $ 49,407,469         $137,624,254
  ----------------------------------------------------------------------------------------------------------------------
  AT END OF YEAR                       $ 83,712,433          $ 35,069,729           $ 45,015,177         $115,776,058
  ----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                      ALABAMA PORTFOLIO
                                  ---------------------------------------------------------
                                                    YEAR ENDED AUGUST 31,
                                  ---------------------------------------------------------
                                    2001        2000        1999        1998        1997
-------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                          0.46%       0.49%       0.46%       0.49%        0.50%
   Expenses after custodian
      fee reduction                  0.44%       0.48%       0.45%       0.47%        0.49%
   Net investment income             5.31%       5.57%       5.18%       5.21%        5.47%
Portfolio Turnover                     14%          8%         23%         23%          23%
-------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $64,271     $66,653     $82,141     $94,777     $102,356
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                     ARKANSAS PORTFOLIO
                                  --------------------------------------------------------
                                                   YEAR ENDED AUGUST 31,
                                  --------------------------------------------------------
                                    2001        2000        1999        1998        1997
------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                          0.39%       0.46%       0.45%       0.44%       0.49%
   Expenses after custodian
      fee reduction                  0.37%       0.45%       0.43%       0.43%       0.48%
   Net investment income             5.48%       5.65%       5.25%       5.22%       5.40%
Portfolio Turnover                      9%         14%         24%         13%         17%
------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $42,662     $42,233     $50,491     $56,255     $62,686
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                     GEORGIA PORTFOLIO
                                  --------------------------------------------------------
                                                   YEAR ENDED AUGUST 31,
                                  --------------------------------------------------------
                                    2001        2000        1999        1998        1997
------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                          0.45%       0.49%       0.46%       0.48%       0.49%
   Expenses after custodian
      fee reduction                  0.42%       0.47%       0.42%       0.47%       0.47%
   Net investment income             5.47%       5.69%       5.31%       5.29%       5.55%
Portfolio Turnover                      8%         13%         38%         19%         13%
------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $63,673     $63,067     $71,220     $87,251     $95,162
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                      KENTUCKY PORTFOLIO
                                  ----------------------------------------------------------
                                                    YEAR ENDED AUGUST 31,
                                  ----------------------------------------------------------
                                    2001        2000        1999        1998         1997
--------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                          0.48%       0.52%       0.49%        0.49%        0.51%
   Expenses after custodian
      fee reduction                  0.44%       0.50%       0.47%        0.48%        0.48%
   Net investment income             5.17%       5.75%       5.36%        5.38%        5.56%
Portfolio Turnover                     15%         11%         11%          15%          28%
--------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $79,821     $81,708     $97,762     $112,635     $123,110
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                    LOUISIANA PORTFOLIO
                                  --------------------------------------------------------
                                                   YEAR ENDED AUGUST 31,
                                  --------------------------------------------------------
                                    2001        2000        1999        1998        1997
------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                          0.43%       0.39%       0.37%       0.39%       0.40%
   Expenses after custodian
      fee reduction                  0.40%       0.35%       0.34%       0.34%       0.38%
   Net investment income             5.28%       5.63%       5.16%       5.25%       5.85%
Portfolio Turnover                     14%         14%         20%         43%         27%
------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $29,155     $28,441     $32,668     $36,510     $34,432
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                      MARYLAND PORTFOLIO
                                  ----------------------------------------------------------
                                                    YEAR ENDED AUGUST 31,
                                  ----------------------------------------------------------
                                    2001        2000        1999        1998         1997
--------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                          0.47%       0.51%       0.49%        0.48%        0.48%
   Expenses after custodian
      fee reduction                  0.42%       0.49%       0.46%        0.44%        0.45%
   Net investment income             5.30%       5.18%       5.05%        5.11%        5.38%
Portfolio Turnover                     18%          9%         31%          30%          30%
--------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $82,797     $81,676     $95,223     $105,152     $107,401
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                     MISSOURI PORTFOLIO
                                  --------------------------------------------------------
                                                   YEAR ENDED AUGUST 31,
                                  --------------------------------------------------------
                                    2001        2000        1999        1998        1997
------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                          0.45%       0.49%       0.46%       0.47%       0.47%
   Expenses after custodian
      fee reduction                  0.43%       0.48%       0.44%       0.45%       0.46%
   Net investment income             5.65%       5.80%       5.28%       5.31%       5.52%
Portfolio Turnover                      8%          8%         21%         11%          5%
------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $57,548     $58,927     $68,264     $74,398     $79,882
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                    NORTH CAROLINA PORTFOLIO
                                  -------------------------------------------------------------
                                                      YEAR ENDED AUGUST 31,
                                  -------------------------------------------------------------
                                    2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                           0.49%        0.52%        0.50%        0.51%        0.52%
   Expenses after custodian
      fee reduction                   0.46%        0.49%        0.49%        0.48%        0.50%
   Net investment income              5.34%        5.66%        5.24%        5.31%        5.53%
Portfolio Turnover                      28%          17%           3%          26%          42%
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $101,025     $110,493     $129,330     $152,930     $167,571
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                       OREGON PORTFOLIO
                                  ----------------------------------------------------------
                                                    YEAR ENDED AUGUST 31,
                                  ----------------------------------------------------------
                                    2001        2000        1999        1998         1997
--------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                          0.48%       0.51%       0.48%        0.48%        0.56%
   Expenses after custodian
      fee reduction                  0.47%       0.50%       0.47%        0.48%        0.55%
   Net investment income             5.45%       5.63%       5.27%        5.28%        5.46%
Portfolio Turnover                     13%         25%         35%           9%          22%
--------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $83,951     $83,712     $94,317     $103,755     $113,693
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                  SOUTH CAROLINA PORTFOLIO
                                  --------------------------------------------------------
                                                   YEAR ENDED AUGUST 31,
                                  --------------------------------------------------------
                                    2001        2000        1999        1998        1997
------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                          0.39%       0.44%       0.43%       0.44%       0.51%
   Expenses after custodian
      fee reduction                  0.34%       0.42%       0.40%       0.43%       0.50%
   Net investment income             5.56%       5.77%       5.33%       5.37%       5.59%
Portfolio Turnover                     21%         12%         26%         21%          8%
------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $39,821     $35,070     $44,833     $50,117     $53,970
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                    TENNESSEE PORTFOLIO
                                  --------------------------------------------------------
                                                   YEAR ENDED AUGUST 31,
                                  --------------------------------------------------------
                                    2001        2000        1999        1998        1997
------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                          0.41%       0.44%       0.42%       0.44%       0.43%
   Expenses after custodian
      fee reduction                  0.37%       0.42%       0.41%       0.42%       0.42%
   Net investment income             5.39%       5.61%       5.23%       5.20%       5.48%
Portfolio Turnover                     11%          9%         13%         21%          3%
------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $47,369     $45,015     $49,407     $53,709     $54,162
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                       VIRGINIA PORTFOLIO
                                  -------------------------------------------------------------
                                                      YEAR ENDED AUGUST 31,
                                  -------------------------------------------------------------
                                    2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                           0.49%        0.54%        0.50%        0.52%        0.52%
   Expenses after custodian
      fee reduction                   0.47%        0.53%        0.48%        0.50%        0.49%
   Net investment income              5.28%        5.61%        5.26%        5.27%        5.53%
Portfolio Turnover                      39%          23%          17%           8%          25%
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $122,103     $115,776     $137,624     $151,257     $161,658
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Alabama Municipals Portfolio (Alabama Portfolio), Arkansas Municipals Portfolio (Arkansas Portfolio), Georgia Municipals Portfolio (Georgia Portfolio), Kentucky Municipals Portfolio (Kentucky Portfolio), Louisiana Municipals Portfolio (Louisiana Portfolio), Maryland Municipals Portfolio (Maryland Portfolio), Missouri Municipals Portfolio (Missouri Portfolio), North Carolina Municipals Portfolio (North Carolina Portfolio), Oregon Municipals Portfolio (Oregon Portfolio), South Carolina Municipals Portfolio (South Carolina Portfolio), Tennessee Municipals Portfolio (Tennessee Portfolio) and Virginia Municipals Portfolio (Virginia Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The Portfolios, which were organized as trusts under the laws of the State of New York on May 1, 1992, seek to achieve current income exempt from regular federal income tax and from particular state or local income or other taxes. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures contracts are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates fair value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discounts. The Portfolios will comply with the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Effective September 1, 2001, the Portfolios will begin amortizing premiums on fixed-income securities using the interest method of amortization. Prior to September 1, 2001, the Portfolios amortized premiums on fixed-income securities using the proportional method of amortization. The cumulative effect of this accounting change will have no impact on the total net assets of the Portfolios. The impact of this accounting change has not been determined but will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation based on securities held as of August 31, 2001.

 C Federal Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily.

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sale transaction, a Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

 F When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

 G Interest Rate Swaps -- A Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Portfolios make semi-annual payments at a fixed interest rate. In exchange, a Portfolio receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Portfolio does not anticipate non-performance by the counterparty. Risk may also rise from the unanticipated movements in value of interest rates.

 H Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

 I Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 J Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended August 31, 2001, the Portfolios paid advisory fees as follows:

    PORTFOLIO                                 AMOUNT    EFFECTIVE RATE*
    -------------------------------------------------------------------
    Alabama                                   $210,932            0.33%
    Arkansas                                   103,788            0.25%
    Georgia                                    204,438            0.32%
    Kentucky                                   283,248            0.35%
    Louisiana                                   56,715            0.20%
    Maryland                                   291,983            0.36%
    Missouri                                   180,758            0.31%
    North Carolina                             391,470            0.38%
    Oregon                                     299,759            0.36%
    South Carolina                              83,778            0.23%
    Tennessee                                  120,323            0.26%
    Virginia                                   460,505            0.39%

 *    Advisory fees paid as a percentage of average daily net assets.

   Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

   Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2001, no significant amounts have been deferred.

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   Certain officers and Trustees of the Portfolios are officers of the above organizations.

3 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities, purchased options and short-term obligations, for the year ended August 31, 2001, were as follows:

    ALABAMA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 8,602,397
    Sales                                      14,638,070

    ARKANSAS PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 3,902,269
    Sales                                       5,512,933

    GEORGIA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 5,056,489
    Sales                                       8,111,117

    KENTUCKY PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $11,690,559
    Sales                                      18,199,710

    LOUISIANA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 3,938,519
    Sales                                       5,605,323

    MARYLAND PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $14,338,106
    Sales                                      16,976,056

    MISSOURI PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 4,677,941
    Sales                                       9,593,175

    NORTH CAROLINA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $28,155,905
    Sales                                      42,699,100
    OREGON PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $10,637,404
    Sales                                      14,066,302

    SOUTH CAROLINA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $10,987,699
    Sales                                       7,556,298

    TENNESSEE PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 4,956,863
    Sales                                       4,981,890

    VIRGINIA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $46,670,539
    Sales                                      46,071,643

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at August 31, 2001, as computed on a federal income tax basis, are as follows:

    ALABAMA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 59,167,965
    ------------------------------------------------------
    Gross unrealized appreciation             $  4,226,476
    Gross unrealized depreciation                 (110,572)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  4,115,904
    ------------------------------------------------------

    ARKANSAS PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 39,133,060
    ------------------------------------------------------
    Gross unrealized appreciation             $  2,948,268
    Gross unrealized depreciation                 (121,303)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  2,826,965
    ------------------------------------------------------

    GEORGIA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 58,865,853
    ------------------------------------------------------
    Gross unrealized appreciation             $  4,954,936
    Gross unrealized depreciation               (1,520,032)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  3,434,904
    ------------------------------------------------------

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

    KENTUCKY PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 74,244,997
    ------------------------------------------------------
    Gross unrealized appreciation             $  6,238,637
    Gross unrealized depreciation               (2,927,574)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  3,311,063
    ------------------------------------------------------

    LOUISIANA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 26,448,730
    ------------------------------------------------------
    Gross unrealized appreciation             $  2,048,993
    Gross unrealized depreciation                  (52,880)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  1,996,113
    ------------------------------------------------------

    MARYLAND PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 81,140,912
    ------------------------------------------------------
    Gross unrealized appreciation             $  4,381,724
    Gross unrealized depreciation               (3,448,393)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $    933,331
    ------------------------------------------------------

    MISSOURI PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 52,077,166
    ------------------------------------------------------
    Gross unrealized appreciation             $  4,819,481
    Gross unrealized depreciation                 (308,134)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  4,511,347
    ------------------------------------------------------

    NORTH CAROLINA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 91,339,959
    ------------------------------------------------------
    Gross unrealized appreciation             $  8,629,385
    Gross unrealized depreciation                 (378,829)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  8,250,556
    ------------------------------------------------------

    OREGON PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 77,463,186
    ------------------------------------------------------
    Gross unrealized appreciation             $  4,976,577
    Gross unrealized depreciation                  (45,253)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  4,931,324
    ------------------------------------------------------

    SOUTH CAROLINA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 37,375,474
    ------------------------------------------------------
    Gross unrealized appreciation             $  2,656,766
    Gross unrealized depreciation                 (191,549)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  2,465,217
    ------------------------------------------------------

    TENNESSEE PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 43,301,675
    ------------------------------------------------------
    Gross unrealized appreciation             $  3,297,779
    Gross unrealized depreciation                 (242,696)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  3,055,083
    ------------------------------------------------------

    VIRGINIA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $111,141,500
    ------------------------------------------------------
    Gross unrealized appreciation             $  9,576,389
    Gross unrealized depreciation                 (243,246)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  9,333,143
    ------------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolios participate with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolios solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At August 31, 2001, the Maryland Portfolio and Virginia Portfolio had a balance outstanding pursuant to this line of credit of $400,000 and $200,000, respectively. The Portfolios did not have any significant borrowings or allocated fees during the year ended August 31, 2001.

6 Financial Instruments
-------------------------------------------
   The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments at August 31, 2001, is as follows:

                                            FUTURES CONTRACTS
 -------------------------------------------------------------------------------------------------------
                                                                                         NET UNREALIZED
                         EXPIRATION                                                       APPRECIATION
 PORTFOLIO               DATE            CONTRACTS                         POSITION      (DEPRECIATION)
 -------------------------------------------------------------------------------------------------------
 Alabama                 12/01           27 U.S. Treasury Bond             Short            $   (575)
 -------------------------------------------------------------------------------------------------------
 Georgia                 12/01           22 U.S. Treasury Bond             Short            $ (7,190)
 -------------------------------------------------------------------------------------------------------
 Kentucky                12/01           30 U.S. Treasury Bond             Short            $   (639)
 -------------------------------------------------------------------------------------------------------
 Louisiana               12/01           14 Municipal Bond                 Short            $    354
                         12/01           14 U.S. Treasury Bond             Short              (4,131)
                                                                                            --------
                                                                                            $ (3,777)
 -------------------------------------------------------------------------------------------------------
 Maryland                12/01           30 U.S. Treasury Bond             Short            $   (639)
 -------------------------------------------------------------------------------------------------------
 Missouri                12/01           22 U.S. Treasury Bond             Short            $ (7,190)
 -------------------------------------------------------------------------------------------------------
 North Carolina          12/01           35 Municipal Bond                 Short            $    883
                         12/01           33 U.S. Treasury Bond             Short              (9,737)
                                                                                            --------
                                                                                            $ (8,854)
 -------------------------------------------------------------------------------------------------------
 South Carolina          12/01           12 U.S. Treasury Bond             Short            $   (915)
 -------------------------------------------------------------------------------------------------------
 Tennessee               12/01           16 U.S. Treasury Bond             Short            $ (5,229)
 -------------------------------------------------------------------------------------------------------
 Virginia                12/01           50 Municipal Bond                 Short            $  2,825
                         12/01           59 U.S. Treasury Bond             Short             (17,409)
                                                                                            --------
                                                                                            $(14,584)

   At August 31, 2001, the Portfolios had sufficient cash and/ or securities to cover margin requirements on open futures contracts.

   At August 31, 2001, the North Carolina Portfolio and Virginia Portfolio have entered into interest rate swap agreements with Morgan Stanley Capital Services, Inc. whereby the Portfolios make semi-annual payments at a fixed rate equal to 4.629% on the notional amount of $2,000,000 and $3,000,000 respectively. In exchange, the Portfolios receive semi-annual floating payments at a rate equal to the Bond Market Association Municipal Swap Index on the same notional amount. The value of the contracts, which terminate November l, 2021, are recorded as a payable for open swap contracts of $18,371 and $27,557, respectively, on August 31, 2001.

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF ALABAMA MUNICIPALS PORTFOLIO, ARKANSAS MUNICIPALS PORTFOLIO, GEORGIA MUNICIPALS PORTFOLIO, KENTUCKY MUNICIPALS PORTFOLIO, LOUISIANA MUNICIPALS PORTFOLIO, MARYLAND MUNICIPALS PORTFOLIO, MISSOURI MUNICIPALS PORTFOLIO, NORTH CAROLINA MUNICIPALS PORTFOLIO, OREGON MUNICIPALS PORTFOLIO, SOUTH CAROLINA MUNICIPALS PORTFOLIO, TENNESSEE MUNICIPALS PORTFOLIO AND VIRGINIA MUNICIPALS PORTFOLIO:
---------------------------------------------

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alabama Municipals Portfolio, Arkansas Municipals Portfolio, Georgia Municipals Portfolio, Kentucky Municipals Portfolio, Louisiana Municipals Portfolio, Maryland Municipals Portfolio, Missouri Municipals Portfolio, North Carolina Municipals Portfolio, Oregon Municipals Portfolio, South Carolina Municipals Portfolio, Tennessee Municipals Portfolio and Virginia Municipals Portfolio ("the Portfolios") as of August 31, 2001, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 2001 and 2000 and supplementary data for each of the years in the five-year period ended August 31, 2001. These financial statements and supplementary data are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the aforementioned Portfolios at August 31, 2001, the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 5, 2001

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2001

INVESTMENT MANAGEMENT

EATON VANCE MUNICIPALS FUNDS

Officers
Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees
Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
UCLA School of Law

Jack L. Treynor
Investment Adviser and Consultant

MUNICIPALS PORTFOLIOS

Officers
Thomas J. Fetter
President and Portfolio
Manager of South Carolina
Municipals Portfolio

James B. Hawkes
Vice President and Trustee

William H. Ahern, Jr.
Vice President and Portfolio Manager
of Alabama, Kentucky, and Maryland
Municipals Portfolios

Cynthia J. Clemson
Vice President and Portfolio Manager
of Georgia, Missouri, and Tennessee
Municipals Portfolios

Robert B. MacIntosh
Vice President and Portfolio Manager
of Louisiana, North Carolina,
and Virginia Municipals Portfolios

Thomas M. Metzold
Vice President and Portfolio Manager
of Arkansas and Oregon Municipals
Portfolios

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees
Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
UCLA School of Law

Jack L. Treynor
Investment Adviser and Consultant

PORTFOLIO INVESTMENT ADVISER
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109


FUND ADMINISTRATOR
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022



                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE


The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:


- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.


- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).


- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.


For more information about Eaton Vance's privacy policies, call: 1-800-262-1122


EATON VANCE MUNICIPALS TRUST
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109


       THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS
              WHICH CONTAINS MORE COMPLETE INFORMATION ON THE FUND,
          INCLUDING ITS DISTRIBUTION PLAN, SALES CHARGES AND EXPENSES.
     PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.


445-10/01                                                              12MUNISRC